SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /x/

     Pre-Effective Amendment No. ----

     Post-Effective Amendment No. 21
                                 ----
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /x/

     Amendment No.  22
                   ----
                        (Check appropriate box or boxes.)

TOUCHSTONE VARIABLE SERIES TRUST       FILE NOS. 811-8416 and 33-76566
----------------------------------------------------------------------
(Exact name of Registrant as Specified in Charter)

221 East Fourth Street, Suite 300, Cincinnati, Ohio  45202
--------------------------------------------------------------------
(Address of Principal Executive Offices)      Zip Code

Registrant's Telephone Number, including Area Code (513) 362-8000
-----------------------------------------------------------------

Jill T. McGruder, 221 East Fourth Street, Cincinnati, OH 45202
----------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
(check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[ ] on ____________________ pursuant to paragraph (b)
[X] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Touchstone Variable Series Trust
-------------------------------------------------------------------------------

                                                                     PROSPECTUS

                                                                     May 1, 2005

      o     Touchstone Baron Small Cap Fund

      o     Touchstone Emerging Growth Fund

      o     Touchstone Third Avenue Value Fund

      o     Touchstone Eagle Capital Appreciation Fund

      o     Touchstone Enhanced Dividend 30 Fund

      o     Touchstone Value Plus Fund

      o     Touchstone Growth & Income Fund

      o     Touchstone Balanced Fund

      o     Touchstone High Yield Fund

      o     Touchstone Core Bond Fund

      o     Touchstone Money Market Fund

      o     Touchstone Conservative ETF Fund

      o     Touchstone Moderate ETF Fund

      o     Touchstone Aggressive ETF Fund

      o     Touchstone Enhanced ETF Fund


The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of Contents
                                                                           PAGE

Information About The Funds................................................  3

Touchstone Baron Small Cap Fund............................................  4

Touchstone Emerging Growth Fund............................................  8

Touchstone Third Avenue Value Fund......................................... 12

Touchstone Eagle Capital Appreciation Fund................................. 16

Touchstone Enhanced Dividend 30 Fund....................................... 20

Touchstone Value Plus Fund................................................. 23

Touchstone Growth & Income Fund............................................ 26

Touchstone Balanced Fund................................................... 30

Touchstone High Yield Fund................................................. 34

Touchstone Core Bond Fund.................................................. 37

Touchstone Money Market Fund............................................... 40

Touchstone Funds of ETF Funds.............................................. 43

Touchstone Conservative ETF Fund........................................... 44

Touchstone Moderate ETF Fund............................................... 47

Touchstone Aggressive ETF Fund............................................. 50

Touchstone Enhanced ETF Fund............................................... 53

Investment Strategies And Risks............................................ 56

The Funds' Management...................................................... 66

Investing With Touchstone.................................................. 73

Distributions And Taxes.................................................... 76

Financial Highlights....................................................... 77

For More Information....................................................... 78

INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

TOUCHSTONE VARIABLE SERIES TRUST

Touchstone Variable Series Trust (the "Trust") is a group of 15 mutual funds: the Touchstone Baron Small Cap Fund, Touchstone Emerging Growth Fund, Touchstone Third Avenue Value Fund, Touchstone Eagle Capital Appreciation Fund, Touchstone Enhanced Dividend 30 Fund, Touchstone Value Plus Fund, Touchstone Growth & Income Fund, Touchstone Balanced Fund, Touchstone High Yield Fund, Touchstone Core Bond Fund, Touchstone Money Market Fund, Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund, Touchstone Aggressive ETF Fund and Touchstone Enhanced ETF Fund (each a "Fund," collectively, the "Funds"). Each Fund has a different investment goal and risk level. The Trust is part of the Touchstone Funds which also consists of Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds and Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds.

The Funds are managed by Touchstone Advisors, Inc. ("Touchstone Advisors"). Touchstone Advisors selects the sub-advisor(s) to manage the investments held by each Fund (each a "Sub-Advisor, collectively the "Sub-Advisors").

Shares of each Fund described in this Prospectus can be purchased by insurance company separate accounts. You can invest indirectly in the Funds through your purchase of a variable annuity contract or variable life policy. When you purchase a variable annuity contract or variable life policy, you decide how to invest your purchase payments by selecting from the available investment options. The investment options may include Sub-Accounts that invest in the Funds of the Trust.

You should read the prospectus for the variable annuity contract or variable life policy that you want to purchase to learn about purchasing a contract and selecting your investment options. That prospectus also contains information about the contract, your investment options, the Sub-Accounts and expenses related to purchasing a variable annuity contract or variable life policy.

TOUCHSTONE BARON SMALL CAP FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Baron Small Cap Fund seeks long-term capital appreciation.

ITS PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily (at least 80% of assets) in common stocks of smaller companies with market values under $2.5 billion. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Sub-Advisor seeks securities that it believes have (1) favorable price to value characteristics based on the Sub-Advisor's assessment of their prospects for future growth and profitability and (2) the potential to increase in value at least 50% over two subsequent years. Securities are selected for their capital appreciation potential and investment income is not a consideration in the Sub-Advisor's stock selection process. The Fund's investments may include stocks in the technology sector.

Subject to the Fund's 80% investment policy, the Fund will add to positions in a company even though its market capitalization has increased through appreciation beyond the limits stated, if, in the Sub-Advisor's opinion, the company is still an attractive investment. The Sub-Advisor will sell securities if it believes they no longer offer the potential for 100% return over the next four years or if it uncovers inaccuracies in its stock selection process. The Sub-Advisor will also sell securities to make changes to the Fund's portfolio structure, concentration or capitalization. The Sub-Advisor will not sell positions just because their market values have increased.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down
      o Because securities of small cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies
      o If the market continually values the stocks in the Fund's portfolio lower than the Sub-Advisor believes they should be valued
      o Because growth oriented funds may underperform when value investing is in favor
      o If the companies in which the Fund invests do not grow as rapidly as expected
      o Because although the Fund is diversified, it may establish significant positions in companies that the Sub-Advisor has the greatest conviction. If the stock price of one or more of those companies should decrease, it could cause the Fund's net asset value to drop to a greater extent than a fund that does not have significant positions in one or more companies.
      o If the Sub-Advisor's stock selection process does not accurately identify attractive investments.

      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and table below give some indication of the risks of investing in the Touchstone Baron Small Cap Fund. The bar chart shows changes in the Fund's performance from year to year.

The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how it will perform in the future.

TOUCHSTONE BARON SMALL CAP FUND PERFORMANCE*

YEAR                  TOTAL RETURN

1995                     19.54%

1996                     18.54%

1997                     25.08%

1998                     -0.61%

1999                     -2.57%

2000                      1.24%

2001                      6.60%

2002                    -14.08%

2003                     33.43%

2004                     27.82%

* Effective April 28, 2003, substantially all of the assets of the Baron Small Cap Portfolio, a series of The Legends Fund, Inc., were transferred to the Touchstone Baron Small Cap Fund, for which shareholders of the Legends Baron Small Cap Portfolio received shares of the Touchstone Baron Small Cap Fund. The performance and accounting history of the Legends Baron Small Cap Portfolio have been assumed by the Touchstone Baron Small Cap Fund and are reflected in the bar chart above and performance table shown below.

During the periods shown in the bar chart, the highest quarterly return was 19.56% (for the quarter ended 6/30/01) and the lowest quarterly return was -18.90% (for the quarter ended 9/30/98).

The table compares the Fund's average annual returns to those of the Russell 2000 Index. The Russell 2000 Index is a widely recognized unmanaged index of small cap stock performance. The Index reflects no deductions for fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                1 Year     5 Years     10 Years

TOUCHSTONE BARON SMALL CAP FUND                   27.82%     9.61%       10.65%
-------------------------------
             RUSSELL 2000 INDEX                   18.33%     6.61%       11.54%
-------------------------------

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee                                               %
Other Expenses                                               %
Total Annual Fund Operating Expenses                         %
Fee Waiver and/or Expense Reimbursement*                     %
                                                    ----------
Net Expenses                                                 %

* Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 1.65% (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2005.

EXAMPLE

The following example should help you compare the cost of investing in the Touchstone Baron Small Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e. the first year, in the example. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life policy. If these fees and expenses were included, costs in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year             3 Years          5 Years          10 Years
------             -------          -------          --------
$                  $                $                $

TOUCHSTONE EMERGING GROWTH FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOALS

The Touchstone Emerging Growth Fund seeks to increase the value of Fund shares as a primary goal and to earn income as a secondary goal.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily (at least 65% of total assets) in emerging growth companies. Emerging growth companies can include companies that have earnings that the Sub-Advisors believe may grow faster than the U.S. economy in general due to new products, management changes at the company or economic shocks such as high inflation or sudden increases or decreases in interest rates. Emerging growth companies can also include companies that the Sub-Advisors believe are undervalued, including companies with unrecognized asset values or undervalued growth and companies undergoing a turnaround. The Fund will invest primarily in common stocks of mid cap emerging growth companies. A mid cap company has a market capitalization between $1.5 and $10 billion. The Fund may also invest in companies in the technology sector.

The Fund is sub-advised by two separate management teams, a growth style team and a value style team, that use different style methodologies when evaluating which stocks to buy or sell in their portfolio. In selecting securities for the Fund, both portfolio management teams evaluate companies by using fundamental analysis of the company's financial statements, interviews with management, analysis of the company's operations and product development and consideration of the company's industry category.

The growth style management team will sell a security if the predetermined sell price is achieved, if it concludes that the original case for investment is no longer valid or if more attractive alternative investments are available. The value style management team will sell a security if it is believed to be fairly valued, if the Fund's holding in a security becomes larger than a predetermined percentage of the Fund's portfolio or if the goals for a security cannot be achieved according to its evaluation process.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down
      o Because securities of mid cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies
      o Because securities of emerging growth companies may have limited markets or financial resources and may have more frequent and larger price changes than securities of more established companies

      o If the companies in which the Fund invests do not grow as rapidly or increase in value as expected

      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors
      o If the methodologies used by the Sub-Advisors to select stocks do not identify attractive investments

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and table below give some indication of the risks of investing in the Touchstone Emerging Growth Fund. The bar chart shows changes in the Fund's performance from year to year.

The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how it will perform in the future.

TOUCHSTONE EMERGING GROWTH FUND PERFORMANCE

YEAR                 TOTAL RETURN

1995                     19.57%

1996                     11.16%

1997                     33.67%

1998                      3.28%

1999                     46.75%

2000                     29.62%

2001                     -2.62%

2002                    -22.31%

2003                     47.26%

2004                     12.06%

During the periods shown in the bar chart, the highest quarterly return was 27.39% (for the quarter ended 12/31/99) and the lowest quarterly return was -19.60% (for the quarter ended 9/30/01).

The table compares the Fund's average annual returns to those of the Russell Mid Cap Index and the Russell 2500 Index. On July 1, 2004, the Fund changed its comparative index from the Russell 2500 Index to the Russell Mid Cap Index because the Russell Mid Cap Index more accurately reflects the Fund's portfolio composition. The Russell Mid Cap Index measures the performance of the smallest 800 securities in the Russell 1000 Index, as ranked by total market capitalization. (The Russell 1000 Index measures the performance of the 1,000 largest securities in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. securities, as determined by total market capitalization, which represents approximately 98% of the investible U.S. equity market.) The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. The Indexes reflect no deductions for fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2004

                                      1 Year     5 Years     10 Years

TOUCHSTONE EMERGING GROWTH FUND       12.06%     10.10%       15.86%
-------------------------------
          RUSSELL MID CAP INDEX       20.22%      7.59%       14.50%
-------------------------------
             RUSSELL 2500 INDEX       18.29%      8.35%       13.75%
-------------------------------

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity of variable life contract fees were included, expenses would be higher:

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee                                    %
Other Expenses                                    %
                                         ----------
Total Annual Fund Operating Expenses              %
Fee Waiver and/or Expense Reimbursement*          %
                                         ----------
Net Expenses                                      %
                                         ----------

* Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 1.15% (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2005.

EXAMPLE

The following example should help you compare the cost of investing in the Touchstone Emerging Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e. the first year, in the example. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life policy. If these fees and expenses were included, costs in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year             3 Years          5 Years          10 Years
------             -------          -------          --------
$                  $                $                $

TOUCHSTONE THIRD AVENUE VALUE FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Third Avenue Value Fund seeks long-term capital appreciation.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks of well-financed companies (companies without significant debt in comparison to their cash resources) at a discount to what the Sub-Advisor believes is their intrinsic (true) value. The Fund also seeks to acquire senior securities, such as preferred stocks and debt instruments that it believes are undervalued. Acquisitions of these senior securities will generally be limited to those providing (1) protection against the issuer taking certain actions which could reduce the value of the security and (2) above-average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity. The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company. The Fund invests in companies regardless of market capitalization. It also invests in both domestic and foreign securities. The mix of the Fund's investments at any time will depend on the industries and types of securities the Sub-Advisor believes hold the most value. The Fund's investments may include stocks in the technology sector.

The Sub-Advisor will sell securities due to acquisitions or similar transactions, if the security appreciates and becomes excessively overweighted in the portfolio, if the security becomes grossly overpriced, if the company's business conditions change, or if the Sub-Advisor believes its initial analysis was not accurate. As long as the Sub-Advisor believes a company has strong fundamentals and is not overpriced, it will continue to hold the position.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down
      o Because securities of small cap and mid cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies
      o Because the Fund frequently finds value in industries that appear to be temporarily depressed and the prices of securities in these industries may tend to go down more than those of companies in other industries
      o Because the Fund is not limited to investing in stocks, the Fund may own significant non-equity instruments in a rising stock market, thereby producing potentially smaller gains than a Fund invested solely in stocks
      o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors
      o If the market continually values the stocks in the Fund's portfolio lower than the Sub- Advisor believes they should be valued

      o If the stocks in the Fund's portfolio are not undervalued as expected
      o If the companies in which the Fund invests do not grow as rapidly as expected

      o Because a non-diversified fund may hold a significant percentage of its assets in the securities of one company, it may be more sensitive to market changes than a diversified fund
      o Because value oriented funds may underperform when growth investing is in favor
      o If the Sub-Advisor's stock selection process does not identify attractive investments
      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and table below give some indication of the risks of investing in the Touchstone Third Avenue Value Fund. The bar chart shows the changes in the Fund's performance from year to year.

The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how it will perform in the future.

TOUCHSTONE THIRD AVENUE VALUE FUND PERFORMANCE*

YEAR                  TOTAL RETURN

1995                     43.65%

1996                     24.51%

1997                     30.42%

1998                     18.41%

1999                    -12.14%

2000                     11.16%

2001                     15.22%

2002                    -17.49%

2003                     40.19%

2004                     25.93%

* On April 28, 2003, substantially all of the assets of the Third Avenue Value Portfolio, a series of The Legends Fund, Inc., were transferred to the Touchstone Small Cap Value Fund, for which shareholders of the Legends Third Avenue Value Portfolio received shares of the Touchstone Small Cap Value Fund. The Touchstone Small Cap Value Fund was then renamed the Touchstone Third Avenue Value Fund. Also on April 28, 2003, the Fund replaced its previous sub-advisor, Ark Asset Management, Inc., with Third Avenue Management LLC. The performance and accounting history of the Legends Third Avenue Value Portfolio have been assumed by the Touchstone Third Avenue Value Fund and are reflected in the bar chart above and performance table shown below.

During the periods shown in the bar chart, the highest quarterly return was 16.34% (for the quarter ended 12/31/98) and the lowest quarterly return was -22.49% (for the quarter ended 9/30/02).

The table compares the Fund's average annual returns to those of the Russell 2500 Value Index. The Russell 2500 Value Index is composed of Russell 2500 Index securities that have a less-than-average growth orientation. (The Russell 2500 Index is composed of the smallest 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index.). The Index reflects no deductions for fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2004
                                             1 Year    5 Years    10 Years

TOUCHSTONE THIRD AVENUE VALUE FUND           25.93%     13.29%     16.46%
----------------------------------
          RUSSELL 2500 VALUE INDEX           21.58%     16.05%     16.03%
----------------------------------

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee                                     %
Other Expenses                                     %
Total Annual Fund Operating Expenses               %
Fee Waiver and/or Expense Reimbursement*           %
                                          ----------
Net Expenses                                       %

* Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 1.05% (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2005.

EXAMPLE

The following example should help you compare the cost of investing in the Touchstone Third Avenue Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e. the first year, in the example. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life policy. If these fees and other expenses were included, costs in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year             3 Years          5 Years          10 Years
------             -------          -------          --------
$                  $                $                $

TOUCHSTONE EAGLE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Eagle Capital Appreciation Fund (formerly the Touchstone Large Cap Growth Fund) seeks long-term capital appreciation.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest in a diversified portfolio of common stocks of large cap companies. A large cap company has a market capitalization of more than $10 billion. The Fund's investments may include companies in the technology sector.

In selecting equity securities for the Fund, the portfolio management team begins with the largest 500 stocks (by market capitalization) in the Russell 1000 Index. It immediately eliminates deeply cyclical stocks, stocks believed to be over valued, companies with unproven business models, businesses without a sustainable competitive advantage and companies whose business models they simply do not understand. The initial screening leaves about 150 stocks, which are assigned to the four co-portfolio managers based on sector.

Each portfolio manager then uses fundamental research to develop five-year earnings estimates for each company based on historical data, current comparables and a thorough understanding of each company and the relevant industry drivers. The portfolio managers generally do not rely on a company's earnings projections or consensus Wall Street estimates. Instead, they do their own research.

The portfolio managers will then assign either a premium or discount multiple to each stock based on what the multiple of that stock has been versus the S&P 500 Index historically and what it is expected to be over the next five years.

The earnings estimates and premium/discount assigned by each portfolio manager are then entered into a proprietary valuation model which ranks each stock based on the five year expected rates of return. The team will generally only invest in those stocks ranked in the top third of the valuation model's rankings. Any stock held which falls into the bottom third of the rankings will normally be sold by the Fund.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down
      o Because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
      o     If the market continually values the stocks in the Fund's portfolio lower than the portfolio managers believe they should be valued
      o     Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

      o If the detailed fundamental analysis of companies in the stock screening process is not accurate
      o If the companies in which the Fund invests do not grow as rapidly or increase in value as expected
      o Because growth oriented funds may underperform when value investing is in favor
      o If the Sub-Advisor's stock selection process does not identify attractive investments

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and table below give some indication of the risks of investing in the Touchstone Eagle Capital Appreciation Fund. The bar chart shows changes in the Fund's performance from year to year.

The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how it will perform in the future.

TOUCHSTONE EAGLE CAPITAL APPRECIATION FUND PERFORMANCE*

YEAR                  TOTAL RETURN

1995                     29.93%

1996                     13.95%

1997                     34.78%

1998                     35.65%

1999                     35.51%

2000                    -22.45%

2001                    -27.94%

2002                    -30.47%

2003                     32.24%

2004                     14.89%

* On November 1, 2003, the Fund replaced its previous Sub-Advisor with Eagle Asset Management, Inc.

During the periods shown in the bar chart, the highest quarterly return was 34.54% (for the quarter ended 12/31/98) and the lowest quarterly return was -25.67% (for the quarter ended 9/30/01).

The table compares the Fund's average annual returns to those of the S&P 500 Index. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index reflects no deductions for fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2004
                                               1 Year      5 Years   10 Years

TOUCHSTONE EAGLE CAPITAL APPRECIATION FUND       14.89%    -10.00%    8.17%
------------------------------------------
                             S&P 500 INDEX       10.88%     -2.30%   12.07%
------------------------------------------

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee                                    %
Other Expenses                                    %
                                         ----------
Total Annual Fund Operating Expenses              %
Fee Waiver and/or Expense Reimbursement*          %
                                         ----------
Net Expenses                                      %

* Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 1.05% (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2005.

EXAMPLE

The following example should help you compare the cost of investing in the Touchstone Eagle Capital Appreciation Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year, in the example. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life policy. If these fees and expenses were included, costs in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year             3 Years          5 Years          10 Years
------             -------          -------          --------
$                  $                $                $

TOUCHSTONE ENHANCED DIVIDEND 30 FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Enhanced Dividend 30 Fund seeks to achieve a total return that is higher than the total return of the Dow Jones Industrial Average.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund's portfolio is based on the 30 stocks that comprise the Dow Jones Industrial Average. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks. The Fund uses a quantitative approach to improve on the index returns, investing in all of the Dow Jones Industrial Average components, but increasing the weighting of those with the highest dividend yield. The Fund seeks to overweight the top three yielding stocks in the Dow Jones Industrial Average by adding approximately 8% to the original weight of each, and underweight the remaining 27 stocks of the Dow that have a lower relative dividend yield. The Fund's investments may include companies in the technology sector.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down
      o Because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
      o If the Sub-Advisor's quantitative approach to enhanced index investing is not accurate
      o If the market continually values the stocks in the Fund's portfolio lower than the Sub-Advisor believes they should be valued
      o     Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors
      o     Because a non-diversified fund may hold a significant percentage of its assets in the securities of one company, it may be more sensitive to market changes than a diversified fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and table below give some indication of the risks of investing in the Touchstone Enhanced Dividend 30 Fund. The bar chart shows changes in the Fund's performance from year to year.

The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how it will perform in the future.

TOUCHSTONE ENHANCED DIVIDEND 30 FUND PERFORMANCE

YEAR                  TOTAL RETURN

2000                     -3.00%

2001                    -11.45%

2002                    -22.67%

2003                     32.00%

2004                      5.08%

During the periods shown in the bar chart, the highest quarterly return was 18.26% (for the quarter ended 6/30/03) and the lowest quarterly return was -20.30% (for the quarter ended 9/30/02).

The table compares the Fund's average annual returns to those of the Dow Jones Industrial Average. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks. The Index reflects no deductions for fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                       Since
                                        1 Year        5 Years      Fund Started*

TOUCHSTONE ENHANCED DIVIDEND 30 FUND     5.08%        -1.62%          -0.41%
------------------------------------
        DOW JONES INDUSTRIAL AVERAGE     5.31%         0.68%           1.93%
------------------------------------
*  The Fund began operations on May 1, 1999.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee                                    %
Other Expenses                                    %
                                         ----------
Total Annual Fund Operating Expenses              %
Fee Waiver and/or Expense Reimbursement*          %
                                         ----------
Net Expenses                                      %

* Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 0.75% (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2005.

EXAMPLE

The following example should help you compare the cost of investing in the Touchstone Enhanced Dividend 30 Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year, in the example. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life policy. If these fees and expenses were included, costs in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year             3 Years          5 Years          10 Years
------             -------          -------          --------
$                  $                $                $

TOUCHSTONE VALUE PLUS FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Value Plus Fund seeks to increase the value of Fund shares over the long-term.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily (at least 65% of total assets) in common stocks of larger companies that the Sub-Advisor believes are undervalued. In choosing undervalued stocks, the Sub-Advisor looks for companies that have proven management and unique features or advantages, but are believed to be priced lower than their true value. These companies may not pay dividends. These may include companies in the technology sector.

At least 75% of total assets will be invested in large cap companies and the remainder will generally be invested in mid cap companies.

The Fund's securities will be considered for sale when the Sub-Advisor believes they are overvalued relative to their growth potential, when there is a deterioration in fundamental criteria, or when their price decreases by at least 10% relative to the market.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down
      o If the stocks in the Fund's portfolio are not undervalued as expected
      o Because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
      o Because securities of mid cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies
      o     Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors
      o     Because value oriented funds may underperform when growth investing is in favor
      o If the Sub-Advisor's stock selection process does not identify attractive investments

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and table below give some indication of the risks of investing in the Touchstone Value Plus Fund. The bar chart shows changes in the Fund's performance from year to year.

The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how it will perform in the future.

TOUCHSTONE VALUE PLUS FUND PERFORMANCE

YEAR                  TOTAL RETURN

1999                     15.02%

2000                      2.60%

2001                     -0.88%

2002                    -26.65%

2003                     29.72%

2004                     10.54%

During the periods shown in the bar chart, the highest quarterly return was 17.72% (for the quarter ended 6/30/03) and the lowest quarterly return was -19.20% (for the quarter ended 9/30/02).

The table compares the Fund's average annual returns to those of the Russell 1000 Value Index and the S&P 500 Index. During the past fiscal year, the Fund eliminated the S&P 500 Index as its secondary index. The Russell 1000 Value Index is a widely recognized unmanaged index of the Russell 1000 securities that have a less-than-average growth orientation. (The Russell 1000 securities offer investors access to the extensive large cap segment of the U.S. equity universe representing approximately 92% of the U.S. market.) The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Indexes reflect no deductions for fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                      Since
                                     1 Year        5 Years     Fund Started*

TOUCHSTONE VALUE PLUS FUND            10.54%         1.36%           3.48%
--------------------------
  RUSSELL 1000 VALUE INDEX            16.49%         5.27%           5.47%
--------------------------
             S&P 500 INDEX            10.88%        -2.30%           2.82%
--------------------------
*  The Fund began operations on May 1, 1998.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee                                    %
Other Expenses                                    %
                                         ----------
Total Annual Fund Operating Expenses              %
Fee Waiver and/or Expense Reimbursement*          %
                                         ----------
Net Expenses                                      %

* Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 1.15% (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2005.

EXAMPLE

The following example should help you compare the cost of investing in the Touchstone Value Plus Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e. the first year, in the example. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life policy. If these fees or expenses were included, costs in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year             3 Years          5 Years          10 Years
------             -------          -------          --------
$                  $                $                $

TOUCHSTONE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Growth & Income Fund seeks to increase the value of Fund shares over the long-term, while receiving dividend income.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund generally invests (at least 50% of total assets) in dividend paying common stocks, preferred stocks and convertible securities in a variety of industries. The Sub-Advisor may purchase securities which do not pay dividends (up to 50%) but which are expected to increase in value or produce high income payments in the future. Although the yield of the Fund's portfolio usually will be greater than the yield of the S&P 500 Index and similar to the yield of a value-oriented benchmark like the Russell 1000 Value Index, not every stock in the Fund will have a premium yield.

The Fund invests in stocks with lower valuations than the broad market, that, in the Sub-Advisor's view, have good long-term dividend and earnings fundamentals. The Sub-Advisor utilizes screening techniques based on price/earnings ratios, financial strength and long-term earnings and dividend growth to identify attractive investment opportunities within a universe of large capitalization equities and American Depository Receipts ("ADRs"). These companies are subject to further fundamental analysis, which enables the Sub-Advisor to evaluate value oriented and cheap cyclical growth companies that pay little or no dividends.

The Fund may invest up to 20% of its total assets in securities of foreign companies, including ADRs and American Depository Shares ("ADSs"). The Fund may invest up to 20% of its total assets in investment grade non-convertible debt securities or in convertible debt securities rated as low as the highest level of non-investment grade. The Fund may also invest in stocks in the technology sector. The Fund will invest in companies of various sizes.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down
      o If any of the stocks in the Fund's portfolio do not increase in value as expected
      o Because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion
      o Because securities of small cap and mid cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies
      o     If earnings of companies the Fund invests in are not achieved and income available for interest or dividend payments is reduced
      o     If interest rates go up, causing the value of any debt securities held by the Fund to decline

      o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors
      o Because the issuers of non-investment grade debt securities held by the Fund are more likely to be unable to make timely payments of interest or principal, particularly during an economic downturn or recession
      o Because value oriented funds may underperform when growth investing is in favor
      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors
      o Because the Fund may, at various times, invest a significant percentage of its assets in the securities of a single sector and when the Fund is over weighted in a sector, it may be more sensitive to any single economic, business, political or regulatory occurrence than a fund that is not over weighted in a sector
      o If the screening techniques used by the Sub-Advisor do not identify attractive investments

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and table below give some indication of the risks of investing in the Touchstone Growth & Income Fund. The bar chart shows changes in the Fund's performance from year to year.

The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how it will perform in the future.

TOUCHSTONE GROWTH & INCOME FUND PERFORMANCE

YEAR                  TOTAL RETURN

1999                      2.39%

2000                     12.20%

2001                     -5.28%

2002                    -14.90%

2003                     32.84%

2004                     10.10%

During the periods shown in the bar chart, the highest quarterly return was 18.86% (for the quarter ended 6/30/03) and the lowest quarterly return was -19.43% (for the quarter ended 9/30/02).

The table compares the Fund's average annual returns to those of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 securities offer investors access to the extensive large cap segment of the U.S. equity universe representing approximately 92% of the U.S. market). The Index reflects no deductions for fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                    Since
                                        1 Year      5 Years     Fund Started*

TOUCHSTONE GROWTH & INCOME FUND         10.10%       5.74%           5.18%
-------------------------------
       RUSSELL 1000 VALUE INDEX         16.49%       5.27%           5.60%
-------------------------------
*  The Fund began operations on January 1, 1999.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee                                    %
Other Expenses                                    %
                                         ----------
Total Annual Fund Operating Expenses              %
Fee Waiver and/or Expense Reimbursement*          %
                                         ----------
Net Expenses                                      %

* Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 0.85% (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2005.

EXAMPLE

The following example should help you compare the cost of investing in the Touchstone Growth & Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e. the first year, in the example. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life policy. If these fees and expenses were included, costs in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year             3 Years          5 Years          10 Years
------             -------          -------          --------
$                  $                $                $

TOUCHSTONE BALANCED FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Balanced Fund seeks to achieve both an increase in share price and current income.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in both equity securities (generally about 60% of total assets) and debt securities (generally about 40%, but at least 25% of total assets). The equity securities will be in companies of various sizes. The debt securities will be rated investment grade or at the two highest levels of non-investment grade.

The Fund may also invest in:

      o     Warrants
      o     Preferred stocks
      o     Convertible securities

The Fund may also invest up to 1/3 of its assets in securities of foreign companies, and up to 15% in securities of companies in emerging market countries.

In choosing equity securities for the Fund, the Sub-Advisor will seek companies that are in a strong position within their industry, are owned in part by management and are selling at a price lower than the company's intrinsic value. Debt securities are also chosen using a value style. The Sub-Advisor will focus on higher yielding securities, but will also consider expected movements in interest rates and industry position.

The Sub-Advisor will sell a security if the security's price approaches full intrinsic value, in anticipation of changes to the company's fundamentals or risk profile, if the security's price moves sharply in either direction or if a more attractive investment opportunity becomes available.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down
      o If the stocks in the Fund's portfolio do not increase in value as expected
      o If companies that the Fund invests in do not achieve their earning estimates and income available for interest or dividend payments is reduced
      o If interest rates go up, causing the value of any debt securities held by the Fund to decline
      o Because the issuers of non-investment grade debt securities held by the Fund are more likely to be unable to make timely payments of interest or principal, particularly during an economic downturn or recession

      o Because the Fund is not limited to investing in equity securities, the Fund may hold a significant position of debt securities in a rising stock market, thereby providing potentially smaller gains than a Fund invested solely in equity securities
      o Because investments in securities of foreign companies may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors
      o Because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion

      o Because securities of small cap and mid cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies
      o If the Sub-Advisor's stock selection process does not identify attractive investments
      o Because securities of companies in emerging market countries involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. and economic or political changes may cause larger price changes in these securities than other foreign securities
      o Because value oriented funds may underperform when growth investing is in favor

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and table below give some indication of the risks of investing in the Touchstone Balanced Fund. The bar chart shows changes in the Fund's performance from year to year.

The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how it will perform in the future.

TOUCHSTONE BALANCED FUND PERFORMANCE

YEAR                TOTAL RETURN

1995                     24.56%

1996                     16.78%

1997                     18.61%

1998                      5.44%

1999                      9.62%

2000                     12.70%

2001                      2.67%

2002                     -9.09%

2003                     21.57%

2004                      9.63%

During the periods shown in the bar chart, the highest quarterly return was 10.47% (for the quarter ended 6/30/03) and the lowest quarterly return was -9.20% (for the quarter ended 9/30/02).

The table compares the Fund's average annual returns to those of the S&P 500 Index, the Lehman Brothers U.S. Aggregate Index and a blended index comprised of 60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Lehman Brothers U.S. Aggregate Index is comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher. The Indexes reflect no deductions for fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                1 Year     5 Years     10 Years

                   TOUCHSTONE BALANCED FUND      9.63%       6.99%      10.83%
-------------------------------------------
                              S&P 500 INDEX     10.88%      -2.30%      12.07%
-------------------------------------------
       LEHMAN BROTHERS U.S. AGGREGATE INDEX      4.34%       7.71%       7.72%
-------------------------------------------
     BLEND -- 60% S&P 500, 40% LB AGGREGATE      8.35%       2.15%      10.80%
-------------------------------------------

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee                                    %
Other Expenses                                    %
                                         ----------
Total Annual Fund Operating Expenses              %
Fee Waiver and/or Expense Reimbursement*          %
                                         ----------
Net Expenses                                      %

* Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 0.90% (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2005.

EXAMPLE

The following example should help you compare the cost of investing in the Touchstone Balanced Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e. the first year, in the example. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life policy. If these fees and expenses were included, costs in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year             3 Years          5 Years          10 Years
------             -------          -------          --------
$                  $                $                $

TOUCHSTONE HIGH YIELD FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOALS

The Touchstone High Yield Fund seeks to achieve a high level of current income as its main goal. Capital appreciation is a secondary consideration.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily (at least 80% of assets), under normal circumstances, in non-investment grade debt securities. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund generally invests in non-investment grade debt securities of domestic corporations. Non-investment grade debt securities are often referred to as "junk bonds" and are considered speculative. The Fund expects to have an average maturity of 6 - 10 years, but it may vary to 4 - 12 years.

In selecting securities for the Fund, the Sub-Advisor analyzes the overall investment opportunities and risks in different industry sectors focusing on those industries that exhibit stability and predictability. Having developed certain industry biases resulting from the current macroeconomic environment, the Sub-Advisor implements a process of elimination through which certain types of securities are removed from the list of initially selected securities due to their structure. The next step is to apply a rigorous credit selection process in order to identify securities that offer attractive investment opportunities. Once a security has been purchased, the credit analysis process is re-applied to each individual security in the Fund's portfolio on a periodic basis or as new information becomes available to determine whether or not to keep a security in the Fund's portfolio.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o Because issuers of non-investment grade debt securities are more likely to be unable to make timely payments of interest or principal, particularly during an economic downturn or recession
      o If interest rates go up, causing the value of any debt securities held by the Fund to decline
      o If the Sub-Advisor's stock selection process does not identify attractive investments
      o Because securities with longer maturities may lose more value due to increases in interest rates than securities with shorter maturities

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and table below give some indication of the risks of investing in the Touchstone High Yield Fund. The bar chart shows changes in the Fund's performance from year to year.

The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how it will perform in the future.

TOUCHSTONE HIGH YIELD FUND PERFORMANCE

YEAR                 TOTAL RETURN

2000                     -0.70%

2001                      6.93%

2002                      2.82%

2003                     23.99%

2004                      9.55%

During the periods shown in the bar chart, the highest quarterly return was 8.99% (for the quarter ended 6/30/03) and the lowest quarterly return was -4.88% (for the quarter ended 3/31/00).

The table compares the Fund's average annual returns to those of the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index is an unmanaged index consisting of non-investment grade bonds with maturities of 1 year or more. The Index reflects no deductions for fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                      Since
                                              1 Year     5 Years   Fund Started*

              TOUCHSTONE HIGH YIELD FUND       9.55%      8.20%        5.61%
----------------------------------------
   MERRILL LYNCH HIGH YIELD MASTER INDEX      10.76%      7.32%        6.22%
----------------------------------------
*  The Fund began operations on May 1, 1999.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee                                    %
Other Expenses                                    %
                                         ----------
Total Annual Fund Operating Expenses              %
Fee Waiver and/or Expense Reimbursement*          %
                                         ----------
Net Expenses                                      %

* Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 0.80% (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2005.

EXAMPLE

The following example should help you compare the cost of investing in the Touchstone High Yield Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e. the first year, in the example. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life policy. If these fees and expenses were included, costs in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year             3 Years          5 Years          10 Years
------             -------          -------          --------
$                  $                $                $

TOUCHSTONE CORE BOND FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOALS

The Touchstone Core Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.

ITS PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily in bonds (at least 80% of its assets). Bonds include mortgage-related securities, asset-backed securities, government securities and corporate debt securities. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund expects to have an average effective maturity of 5 - 15 years. The Fund invests at least 65% of its total assets in investment-grade debt securities, but may invest up to 35% of its total assets in non-investment grade debt securities rated as low as B. The Fund may also invest in U.S. dollar denominated foreign debt securities.

In deciding what securities to buy and sell for the Fund, the Sub-Advisor analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Fund's portfolio. The Sub-Advisor follows a disciplined sector allocation process in order to build a broadly diversified portfolio of bonds.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o If interest rates go up, causing the value of any debt securities held by the Fund to decline
      o Because securities with longer maturities may lose more value due to increases in interest rates than securities with shorter maturities
      o If the issuer of a security is unable to make timely payments of principal or interest when due
      o Because mortgage-related securities and asset-backed securities may lose more value due to changes in interest rates than other debt securities and are subject to prepayment
      o Because issuers of non-investment grade debt securities are more likely to be unable to make timely payments of interest or principal, particularly during an economic downturn or recession
      o Because foreign securities may have unique risks and may lose more value that U.S. securities
      o If the analysis used by the Sub-Advisor to select securities does not identify attractive investments

While some of the U.S. Government securities held by the Fund are backed by the full faith and credit of the U.S. Treasury, others are supported only by the credit of the government agency issuing the security. The Fund may not be able to make a claim against the U.S. Government if the agency issuing the security does not meet its obligations. Securities backed by the full faith and credit of the U.S. Treasury include Treasury bills, Treasury notes, Treasury bonds and securities backed by the Overseas Private Investment Corporation ("OPIC"). Securities backed only by the credit of the government agency issuing the security include securities issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Government Loan Mortgage Corporation ("FGLMC"), Student Loan Marketing Association ("SLMA"), Small Business Administration ("SBA") and the Tennessee Valley Authority ("TVA").

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and table below give some indication of the risks of investing in the Touchstone Core Bond Fund. The bar chart shows changes in the Fund's performance from year to year.

The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how it will perform in the future.

TOUCHSTONE CORE BOND FUND PERFORMANCE

YEAR                  TOTAL RETURN

1999                     -1.28%

2000                      9.20%

2001                      7.85%

2002                      7.93%

2003                      3.49%

2004                      3.31%

During the periods shown in the bar chart, the highest quarterly return was 4.54% (for the quarter ended 9/30/01) and the lowest quarterly return was -2.21% (for the quarter ended 6/30/04).

The table compares the Fund's average annual returns to those of the Lehman Brothers U.S. Aggregate Index. The Lehman Brothers U.S. Aggregate Index is comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher. The Index reflects no deductions for fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                        Since
                                            1 Year      5 Years    Fund Started*

                TOUCHSTONE CORE BOND FUND     3.31%       6.33%         5.02%
-----------------------------------------
     LEHMAN BROTHERS U.S. AGGREGATE INDEX     4.33%       7.71%         6.23%
-----------------------------------------
*  The Fund began operations on January 1, 1999.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee                                    %
Other Expenses                                    %
                                         ----------
Total Annual Fund Operating Expenses              %
Fee Waiver and/or Expense Reimbursement*          %
                                         ----------
Net Expenses                                      %

* Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 0.75% (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2005.

EXAMPLE

The following example should help you compare the cost of investing in the Touchstone Core Bond Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e. the first year, in the example. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life policy. If these fees and expenses were included, costs in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year             3 Years          5 Years          10 Years
------             -------          -------          --------
$                  $                $                $

TOUCHSTONE MONEY MARKET FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Money Market Fund seeks high current income, consistent with liquidity and stability of principal. The Fund is a money market fund, which seeks to maintain a constant share price of $1.00 per share.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in U.S. Government securities and high-quality money market instruments rated in the top two rating categories.

The Fund's investments may include:

      o Domestic bank obligations, including certificates of deposit, bankers' acceptances and time deposits
      o U.S. Government securities issued directly by the U.S. Treasury or by agencies of the U.S. Government
      o     Short-term corporate debt securities
      o     Taxable and tax-exempt municipal securities
      o     Variable and floating rate securities
      o     Repurchase agreements

Like all money market funds, the Fund is subject to maturity, quality and diversification requirements designed to help it maintain a constant share price of $1.00.

THE KEY RISKS

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC, the U.S. Treasury or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. A sudden deterioration in the financial condition of an issuer of a security or a deterioration in general economic conditions could cause the issuer to default on its obligation to pay interest and repay principal. This could cause the value of the Fund's shares to decrease.

The Fund's yield may decrease:

      o     If interest rates decrease.
      o If issuers are unable to make timely payments of interest or principal.

While some of the U.S. Government securities held by the Fund are backed by the full faith and credit of the U.S. Treasury, others are supported only by the credit of the government agency issuing the security. The Fund may not be able to make a claim against the U.S. Government if the agency issuing the security does not meet its obligations. Securities backed by the full faith and credit of the U.S. Treasury include Treasury bills, Treasury notes, Treasury bonds and securities backed by OPIC. Securities backed only by the credit of the government agency issuing the security include securities issued by the GNMA, FNMA, FHLMC, FGLMC, SLMA, SBA and TVA.

As with any money market fund, there is no guarantee that the Fund will achieve its goal or will maintain a constant share price of $1.00 per share.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and table below give some indication of the risks of investing in the Touchstone Money Market Fund. The bar chart shows changes in the Fund's Class I performance from year to year since the Fund started. The table shows the Fund's average annual total returns. The returns for Service Class shares offered by the Fund will be lower than the returns of Class I shares since Service Class shares have 12b-1 distribution fees.

The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how it will perform in the future.

TOUCHSTONE MONEY MARKET FUND - CLASS I PERFORMANCE

YEAR                 TOTAL RETURN

2002                      1.58%

2003                      1.01%

2004                      1.35%

During the periods shown in the bar chart, the highest quarterly return was 0.49% (for the quarter ended 12/31/04) and the lowest quarterly return was 0.22% (for the quarter ended 9/30/03).

The 7-day yield of the Fund's Class I shares as of December 31, 2004 was 2.13%.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                     Since
                                                      1 Year      Class Started*

TOUCHSTONE MONEY MARKET FUND - CLASS I                  1.35%         1.65%

TOUCHSTONE MONEY MARKET FUND - SERVICE CLASS            1.08%         0.93%

* Class I shares began operations on May 1, 2001 and Service Class shares began operations on July 15, 2003.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher:

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                         Service
                                          Class            Class I
                                          Shares           Shares
                                          ------           ------
Management Fee                                 %                %
Distribution (12b-1) Fees                      %             None
Other Expenses                                 %                %
                                         --------          -------
Total Annual Fund Operating Expenses           %                %
Fee Waiver and/or Expense Reimbursement*       %                %
                                         --------          -------
Net Expenses                                   %                %

* Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 0.54% for Service Class shares and 0.28% for Class I shares (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2005.

EXAMPLE

The following example should help you compare the cost of investing in the Touchstone Money Market Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first two years, in the example. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life policy. If these fees and expenses were included, costs in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year       3 Years      5 Years      10 Years
                              ------       -------      -------      --------
Service Class Shares          $            $            $            $
Class I Shares                $            $            $            $

TOUCHSTONE FUNDS OF ETF FUNDS
--------------------------------------------------------------------------------

The Conservative ETF Fund, Moderate ETF Fund, Aggressive ETF Fund and Enhanced ETF Fund (the "ETF Funds") are mutual funds that invest fixed percentages of assets in various exchange-traded funds, including series of the iShares(R) Trust.* Because the ETF Funds invest in other mutual funds rather than in individual securities, each ETF Fund is considered a "fund of funds" and bears a proportionate share of the expenses charged by the underlying funds in which it invests. In addition, an exchange-traded fund ("ETF") is a fund that is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. Each fund of the iShares Trust is an ETF that is an "index fund," which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index.

Each ETF Fund allocates its assets among a group of ETFs in different percentages. Therefore, each ETF Fund has different indirect asset allocations of stocks, bonds, and cash, reflecting varying degrees of potential investment risk and reward for different investment styles and life stages. These asset allocations provide four diversified, distinct options that can meet a wide variety of investment needs. The allocation of stocks and bonds in each ETF Fund reflects greater or lesser emphasis on pursuing current income or growth of capital. This prospectus describes the key features of each ETF Fund, as well as important additional information.

-------------------
* iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). BGI's only relationship to the Trust and its affiliates is the licensing of certain trademarks and trade names of BGI. The ETF Funds are not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the ETF Funds or any member of the public regarding the advisability of investing in the ETF Funds or the iShares Funds. BGI has no obligation or liability in connection with the operation, marketing, or trading of the ETF Funds.

TOUCHSTONE CONSERVATIVE ETF FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Conservative ETF Fund seeks total return by investing for income and capital appreciation.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a group of funds of the iShares Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility) while structuring the portfolio to optimize potential returns based on historical measures of how each asset class performs. As employed by the Fund, this methodology typically results in an allocation of about 65% of assets in bonds and 35% in stocks. In selecting a diversified portfolio of underlying funds, the Sub-Advisor analyzes many factors, including the underlying fund's investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

The Fund currently plans to invest in the following funds at the percentages indicated:

-------------------------------------------------------------------- ------
iShares(R) Trust: iShares Lehman Aggregate Bond Fund                    54%
-------------------------------------------------------------------- ------
iShares(R) Trust: iShares Lehman 1-3 Treasury Bond Fund                 13%
-------------------------------------------------------------------- ------
iShares(R) Trust: iShares MSCI EAFE Index Fund                           7%
-------------------------------------------------------------------- ------
iShares(R) Trust: iShares S&P MidCap 400 BARRA/Value Index Fund          2%
-------------------------------------------------------------------- ------
iShares(R) Trust: iShares S&P MidCap 400 BARRA/Growth Index Fund         2%
-------------------------------------------------------------------- ------
iShares(R) Trust: iShares S&P SmallCap 600 BARRA/Value Index Fund        3%
-------------------------------------------------------------------- ------
iShares(R) Trust: iShares S&P SmallCap 600 BARRA/Growth Index Fund       2%
-------------------------------------------------------------------- ------
iShares(R) Trust: iShares S&P 500/BARRA Value Index Fund                 6%
-------------------------------------------------------------------- ------
iShares(R) Trust: iShares S&P 500/BARRA Growth Index Fund               11%
-------------------------------------------------------------------- ------

As a result of market gains or losses, the percentage of the Fund's assets invested in stocks or bonds at any given time may be different than the asset allocation model shown above. The Sub-Advisor will rebalance the Fund's assets annually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors. At that time, the Sub-Advisor will review and update the model. Stock and bond markets, and the subcategories of assets within those markets (value, growth, large cap, small cap, etc.), have returns that vary from year to year. Because the changes in returns for these assets affect their expected return in the future, the Sub-Advisor will monitor the model and may update and revise the asset allocation percentages employed by the model to reflect changes in the marketplace.

THE KEY RISKS

The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The key risks of an investment in the Fund include the key risks of investing in the underlying funds. The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the securities market as a whole goes down
      o If any of the underlying funds in the Fund's portfolio do not increase in value as expected o If interest rates go up, causing the value of debt securities held by an underlying fund to decline
      o If the issuer of a debt security is unable to make timely payments of principal or interest when due
      o If returns from the types of securities in which an underlying fund invests underperform returns from the various general securities markets or different asset classes
      o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors
      o Because an underlying index may, at various times, concentrate in the securities of a particular industry, group of industries, or sector, and when a fund is overweighted in an industry, group of industries, or sector, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a fund that is not overweighted in an industry, group of industries, or sector
      o Because the market value of exchange-traded fund shares may differ from their net asset value as a result of market supply and demand, the shares may trade at a premium or discount
      o If the Sub-Advisor's asset allocation decisions do not anticipate market trends successfully

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

Performance information is only shown for those Funds that have had a full calendar year of operations. Since the Touchstone Conservative ETF Fund began operations on July 16, 2004, there is no performance information included in this Prospectus.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher.

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee                                      %
Other Expenses                                      %
                                         ------------
Total Annual Fund Operating Expenses                %
Fee Waiver and/or Expense Reimbursement*            %
                                         ------------
Net Expenses                                        %

* Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 0.50% (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2005.

In addition to the direct expenses of the Fund set forth above, the Fund will also bear the expenses of the underlying funds in which it invests. Based on actual expenses of the underlying funds for each of their most recent fiscal years, the Fund's estimated total annual expenses would be ____% before waivers and/or reimbursements and ____% after waivers and/or reimbursements.

Out of its Management Fee, Touchstone Advisors pays its affiliates, Integrity Life Insurance Company and National Integrity Life Insurance Company (the "Integrity Companies"), a shareholder servicing fee of up to .22% annually. In exchange for the shareholder servicing fee, the Integrity Companies provide services including (but not limited to) prospectus, financial report and statement delivery; telephone and Internet services for contract owners; and recordkeeping and similar administrative services. If Net Expenses exceed .50%, the Integrity Companies will reduce the shareholder servicing fee by a corresponding amount and, to the extent necessary, reimburse Touchstone Advisors from their own assets.

EXAMPLE

The following example should help you compare the cost of investing in the Touchstone Conservative ETF Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e. the first year, in the example. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life policy. If these fees and expenses were included, costs in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year             3 Years          5 Years          10 Years
------             -------          -------          --------
$                  $                $                $

TOUCHSTONE MODERATE ETF FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Moderate ETF Fund seeks total return by investing primarily for capital appreciation and secondarily for income.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a group of funds of the iShares Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility) while structuring the portfolio to optimize potential returns based on historical measures of how each asset class performs. As employed by the Fund, this methodology typically results in an allocation of about 60% of assets in stocks and 40% in bonds. In selecting a diversified portfolio of underlying funds, the Sub-Advisor analyzes many factors, including the underlying fund's investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

The Fund currently plans to invest in the following funds at the percentages indicated:

-------------------------------------------------------------------- ------
iShares(R) Trust: iShares Lehman Aggregate Bond Fund                    42%
-------------------------------------------------------------------- ------
iShares(R) Trust: iShares MSCI EAFE Index Fund                           5%
-------------------------------------------------------------------- ------
iShares(R) Trust: iShares S&P MidCap 400 BARRA/Value Index Fund          9%
-------------------------------------------------------------------- ------
iShares(R) Trust: iShares S&P MidCap 400 BARRA/Growth Index Fund         3%
-------------------------------------------------------------------- ------
iShares(R) Trust: iShares S&P SmallCap 600 BARRA/Value Index Fund        5%
-------------------------------------------------------------------- ------
iShares(R) Trust: iShares S&P SmallCap 600 BARRA/Growth Index Fund       3%
-------------------------------------------------------------------- ------
iShares(R) Trust: iShares S&P 500/BARRA Value Index Fund                13%
-------------------------------------------------------------------- ------
iShares(R) Trust: iShares S&P 500/BARRA Growth Index Fund               20%
-------------------------------------------------------------------- ------

As a result of market gains or losses, the percentage of the Fund's assets invested in stocks or bonds at any given time may be different than the asset allocation model shown above. The Sub-Advisor will rebalance the Fund's assets annually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors. At that time, the Sub-Advisor will review and update the model. Stock and bond markets, and the subcategories of assets within those markets (value, growth, large cap, small cap, etc.), have returns that vary from year to year. Because the changes in returns for these assets affect their expected return in the future, the Sub-Advisor will monitor the model and may update and revise the asset allocation percentages employed by the model to reflect changes in the marketplace.

THE KEY RISKS

The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The key risks of an investment in the Fund include the key risks of investing in the underlying funds. The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the securities market as a whole goes down
      o If any of the underlying funds in the Fund's portfolio do not increase in value as expected
      o If interest rates go up, causing the value of debt securities held by an underlying fund to decline
      o If the issuer of a debt security is unable to make timely payments of principal or interest when due
      o If returns from the types of securities in which an underlying fund invests underperform returns from the various general securities markets or different asset classes
      o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors
      o Because an underlying index may, at various times, concentrate in the securities of a particular industry, group of industries, or sector, and when a fund is overweighted in an industry, group of industries, or sector, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a fund that is not overweighted in an industry, group of industries, or sector
      o Because the market value of exchange-traded fund shares may differ from their net asset value as a result of market supply and demand, the shares may trade at a premium or discount
      o If the Sub-Advisor's asset allocation decisions do not anticipate market trends successfully

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

Performance information is only shown for those Funds that have had a full calendar year of operations. Since the Touchstone Moderate ETF Fund began operations on July 16, 2004, there is no performance information included in this Prospectus.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher.

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee                                      %
Other Expenses                                      %
                                         ------------
Total Annual Fund Operating Expenses                %
Fee Waiver and/or Expense Reimbursement*            %
                                         ------------
Net Expenses                                        %

* Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 0.50% (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2005.

In addition to the direct expenses of the Fund set forth above, the Fund will also bear the expenses of the underlying funds in which it invests. Based on actual expenses of the underlying funds for each of their most recent fiscal years, the Fund's estimated total annual expenses would be ____% before waivers and/or reimbursements and ____% after waivers and/or reimbursements.

Out of its Management Fee, Touchstone Advisors pays the Integrity Companies a shareholder servicing fee of up to .22% annually. In exchange for the shareholder servicing fee, the Integrity Companies provide services including (but not limited to) prospectus, financial report and statement delivery; telephone and Internet services for contract owners; and recordkeeping and similar administrative services. If Net Expenses exceed .50%, the Integrity Companies will reduce the shareholder servicing fee by a corresponding amount and, to the extent necessary, reimburse Touchstone Advisors from their own assets.

EXAMPLE

The following example should help you compare the cost of investing in the Touchstone Moderate ETF Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e. the first year, in the example. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life policy. If these fees and expenses were included, costs in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year             3 Years            5 Years        10 Years
------             -------            -------        --------
$                  $                  $              $

TOUCHSTONE AGGRESSIVE ETF FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Aggressive ETF Fund seeks capital appreciation.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a group of funds of the iShares Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility) while structuring the portfolio to optimize potential returns based on historical measures of how each asset class performs. As employed by the Fund, this methodology typically results in an allocation of about 80% of assets in stocks and 20% in bonds. In selecting a diversified portfolio of underlying funds, the Sub-Advisor analyzes many factors, including the underlying fund's investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. government securities, commercial paper, and repurchase agreements.

The Fund currently plans to invest in the following funds at the percentages indicated:

------------------------------------------------------------------- -------
iShares(R) Trust: iShares Lehman Aggregate Bond Fund                    19%
------------------------------------------------------------------- -------
iShares(R) Trust: iShares MSCI EAFE Index Fund                           4%
------------------------------------------------------------------- -------
iShares(R) Trust: iShares S&P MidCap 400 BARRA/Value Index Fund         13%
------------------------------------------------------------------- -------
iShares(R) Trust: iShares S&P MidCap 400 BARRA/Growth Index Fund         5%
------------------------------------------------------------------- -------
iShares(R) Trust: iShares S&P SmallCap 600 BARRA/Value Index Fund        8%
------------------------------------------------------------------- -------
iShares(R) Trust: iShares S&P SmallCap 600 BARRA/Growth Index Fund       3%
------------------------------------------------------------------- -------
iShares(R) Trust: iShares S&P 500/BARRA Value Index Fund                18%
------------------------------------------------------------------- -------
iShares(R) Trust: iShares S&P 500/BARRA Growth Index Fund               30%
------------------------------------------------------------------- -------

As a result of market gains or losses, the percentage of the Fund's assets invested in stocks or bonds at any given time may be different than the asset allocation model shown above. The Sub-Advisor will rebalance the Fund's assets annually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience, and other factors. At that time, the Sub-Advisor will review and update the model. Stock and bond markets, and the subcategories of assets within those markets (value, growth, large cap, small cap, etc.), have returns that vary from year to year. Because the changes in returns for these assets affect their expected return in the future, the Sub-Advisor will monitor the model and may update and revise the asset allocation percentages employed by the model to reflect changes in the marketplace.

THE KEY RISKS

The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The key risks of an investment in the Fund include the key risks of investing in the underlying funds. The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the securities market as a whole goes down
      o If any of the underlying funds in the Fund's portfolio do not increase in value as expected
      o If interest rates go up, causing the value of debt securities held by an underlying fund to decline
      o If the issuer of a debt security is unable to make timely payments of principal or interest when due
      o If returns from the types of securities in which an underlying fund invests underperform returns from the various general securities markets or different asset classes
      o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors
      o Because an underlying index may, at various times, concentrate in the securities of a particular industry, group of industries, or sector, and when a fund is overweighted in an industry, group of industries, or sector, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a fund that is not overweighted in an industry, group of industries, or sector
      o Because the market value of exchange-traded fund shares may differ from their net asset value as a result of market supply and demand, the shares may trade at a premium or discount
      o If the Sub-Advisor's asset allocation decisions do not anticipate market trends successfully

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

Performance information is only shown for those Funds that have had a full calendar year of operations. Since the Touchstone Aggressive ETF Fund began operations on July 16, 2004, there is no performance information included in this Prospectus.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher.

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee                                      %
Other Expenses                                      %
                                         ------------
Total Annual Fund Operating Expenses                %
Fee Waiver and/or Expense Reimbursement*            %
                                         ------------
Net Expenses                                        %

* Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 0.50% (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2005.

In addition to the direct expenses of the Fund set forth above, the Fund will also bear the expenses of the underlying funds in which it invests. Based on actual expenses of the underlying funds for each of their most recent fiscal years, the Fund's estimated total annual expenses would be _____% before waivers and/or reimbursements and ____% after waivers and/or reimbursements.

Out of its Management Fee, Touchstone Advisors pays the Integrity Companies a shareholder servicing fee of up to .22% annually. In exchange for the shareholder servicing fee, the Integrity Companies provide services including (but not limited to) prospectus, financial report and statement delivery; telephone and Internet services for contract owners; and recordkeeping and similar administrative services. If Net Expenses exceed .50%, the Integrity Companies will reduce the shareholder servicing fee by a corresponding amount and, to the extent necessary, reimburse Touchstone Advisors from their own assets.

EXAMPLE

The following example should help you compare the cost of investing in the Touchstone Aggressive ETF Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e. the first year, in the example. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life policy. If these fees and expenses were included, costs in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year             3 Years            5 Years          10 Years
------             -------            -------          --------
$                  $                  $                 $

TOUCHSTONE ENHANCED ETF FUND
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Enhanced ETF Fund seeks high capital appreciation.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a group of funds of the iShares Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility) while structuring the portfolio to optimize potential returns based on historical measures of how each asset class performs. As employed by the Fund, this methodology varies asset class weights over time to focus on those with the best potential for appreciation. Those asset classes with the best relative strength, as measured by their relative performance over the prior six months, are overweighted for six months, while the other asset classes are underweighted, thereby increasing the potential for enhanced performance with lower volatility. In selecting a diversified portfolio of underlying funds, the Sub-Advisor analyzes many factors, including the underlying fund's investment objectives, total return, volatility, and expenses. The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

Based on the strategy outlined above, as of December 31, 2004, the Fund would have invested in the following funds at the percentages indicated:

--------------------------------------------------------------------- ------
iShares(R) Trust: iShares Lehman Aggregate Bond Fund                      3%
--------------------------------------------------------------------- ------
iShares(R) Trust: iShares MSCI EAFE Index Fund                           22%
--------------------------------------------------------------------- ------
iShares(R) Trust: iShares S&P MidCap 400 BARRA/Value Index Fund          22%
--------------------------------------------------------------------- ------
iShares(R) Trust: iShares S&P MidCap 400 BARRA/Growth Index Fund          3%
--------------------------------------------------------------------- ------
iShares(R) Trust: iShares S&P SmallCap 600 BARRA/Value Index Fund        22%
--------------------------------------------------------------------- ------
iShares(R) Trust: iShares S&P SmallCap 600 BARRA/Growth Index Fund        3%
--------------------------------------------------------------------- ------
iShares(R) Trust: iShares S&P 500/BARRA Value Index Fund                 22%
--------------------------------------------------------------------- ------
iShares(R) Trust: iShares S&P 500/BARRA Growth Index Fund                 3%
--------------------------------------------------------------------- ------

As a result of market gains or losses, the percentage of the Fund's assets invested in stocks or bonds at any given time may be different than the asset allocation model shown above. The Sub-Advisor will rebalance the Fund's assets semiannually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently depending on market conditions, investment experience, and other factors as it deems appropriate. The Sub-Advisor will review and update the model periodically through the year. Stock and bond markets, and the subcategories of assets within those markets (value, growth, large cap, small cap, etc.), have returns that vary from year to year. Because the changes in returns for these assets affect their expected return in the future, the Sub-Advisor will monitor the model and may update and revise the asset allocation percentages employed by the model to reflect changes in the marketplace.

THE KEY RISKS

The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The key risks of an investment in the Fund include the key risks of investing in the underlying funds. The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the securities market as a whole goes down
      o If any of the underlying funds in the Fund's portfolio do not increase in value as expected
      o If interest rates go up, causing the value of debt securities held by an underlying fund to decline
      o If the issuer of a debt security is unable to make timely payments of principal or interest when due
      o If returns from the types of securities in which an underlying fund invests underperform returns from the various general securities markets or different asset classes
      o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors
      o Because an underlying index may, at various times, concentrate in the securities of a particular industry, group of industries, or sector, and when a fund is overweighted in an industry, group of industries, or sector, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a fund that is not overweighted in an industry, group of industries, or sector
      o Because the market value of exchange-traded fund shares may differ from their net asset value as a result of market supply and demand, the shares may trade at a premium or discount
      o If the Sub-Advisor's asset allocation decisions do not anticipate market trends successfully

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

Performance information is only shown for those Funds that have had a full calendar year of operations. Since the Touchstone Enhanced ETF Fund began operations on July 16, 2004, there is no performance information included in this Prospectus.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher.

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee                                      %
Other Expenses                                      %
                                         ------------
Total Annual Fund Operating Expenses                %
Fee Waiver and/or Expense Reimbursement*            %
                                         ------------
Net Expenses                                        %

* Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 0.50% (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2005.

In addition to the direct expenses of the Fund set forth above, the Fund will also bear the expenses of the underlying funds in which it invests. Based on actual expenses of the underlying funds for each of their most recent fiscal years, the Fund's estimated total annual expenses would be no greater than ____% and no less than ____% before waivers and/or reimbursements, and no greater than ____% and no less than ____% after waivers and/or reimbursements.

Out of its Management Fee, Touchstone Advisors pays the Integrity Companies a shareholder servicing fee of up to .22% annually. In exchange for the shareholder servicing fee, the Integrity Companies provide services including (but not limited to) prospectus, financial report and statement delivery; telephone and Internet services for contract owners; and recordkeeping and similar administrative services. If Net Expenses exceed .50%, the Integrity Companies will reduce the shareholder servicing fee by a corresponding amount and, to the extent necessary, reimburse Touchstone Advisors from their own assets.

EXAMPLE

The following example should help you compare the cost of investing in the Touchstone Enhanced ETF Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e. the first year, in the example. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life policy. If these fees and expenses were included, costs in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year             3 Years           5 Years         10 Years
------             -------           -------         --------
$                  $                 $               $

INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CAN A FUND DEPART FROM ITS NORMAL STRATEGIES?

Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when a Sub-Advisor is unable to identify attractive investment opportunities. During these times, a Fund may not achieve its investment goals.

DO THE FUNDS ENGAGE IN ACTIVE TRADING OF SECURITIES?

The Core Bond Fund may engage in active trading to achieve its investment goals and the Enhanced ETF Fund may engage in active trading of its underlying fund assets to achieve its investment goals. Frequent trading increases transaction costs, which would lower a Fund's performance.

CAN A FUND CHANGE ITS INVESTMENT GOAL?

Each Fund may change its investment goal(s) by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any such change takes effect.

DO THE FUNDS HAVE OTHER INVESTMENT STRATEGIES, IN ADDITION TO THEIR PRINCIPAL INVESTMENT STRATEGIES?

BARON SMALL CAP FUND.  The Baron Small Cap Fund may also invest in:

      o     Preferred stocks and convertible preferred stocks
      o     Convertible bonds and debentures
      o     Warrants (up to 5% of net assets)
      o     Securities of foreign companies (up to 10% of total assets)
      o     U.S. Government securities
      o     Mortgage-related securities (up to 5%)
      o Debt securities that are rated in the medium to lowest rating categories by S&P and Moody's (up to 20% of total assets)

EMERGING GROWTH FUND.  The Emerging Growth Fund may also invest in:

      o     Securities of large cap and small cap companies
      o     Securities of foreign companies (up to 20% of total assets)
      o American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and other depository receipts (up to 20% of total assets)
      o Securities of companies in emerging market countries (up to 10% of total assets)
      o Securities designed to replicate an index, an industry or a sector of the economy
      o     Cash equivalents
      o     Initial public offerings

THIRD AVENUE VALUE FUND.  The Third Avenue Value Fund may also invest in:

      o     Non-investment grade debt securities (up to 35% of total assets)
      o     Securities of foreign companies (up to 25% of total assets)
      o     U.S. Government securities
      o     Mortgage-related securities
      o     Warrants (up to 5% of net assets)

EAGLE CAPITAL APPRECIATION FUND. The Eagle Capital Appreciation Fund may also invest in:

      o     U.S. Government securities
      o     Mortgage-related securities
      o     Warrants (up to 5% of net assets)
      o     American Depository Receipts ("ADRs") and other depository receipts
      o     Preferred stock and convertible securities
      o     Securities of other investment companies
      o     S&P Depository Receipts ("SPDRs")

VALUE PLUS FUND. The Value Plus Fund may also invest in:

      o     Preferred stocks
      o     Investment grade debt securities
      o     Convertible securities
      o     American Depository Receipts ("ADRs") and other depository receipts

In addition, the Value Plus Fund may invest up to 10% of it total assets in:

      o     Cash equivalent investments
      o     Short-term debt securities

GROWTH & INCOME FUND.  The Growth & Income Fund may also invest in:

      o     Non-convertible, non-investment grade debt securities (up to 5%)
      o     Real Estate Investment Trusts ("REITs") (up to 10%)

BALANCED FUND. The Balanced Fund's investments in debt securities may include U.S. Government securities and securities of foreign governments.

HIGH YIELD FUND.  The High Yield Fund may also invest in:

      o Securities of foreign companies (up to 15% of total assets), but only up to 5% of its total assets in securities of foreign companies that are denominated in a currency other than the U.S. dollar
      o     Debt securities of emerging market countries
      o Mortgage-related securities and other types of loans and loan participations
      o     U.S. Government securities and securities of foreign governments
      o     Preferred stocks

CORE BOND FUND. The Core Bond Fund may also invest in:

      o     Preferred stocks
      o Debt securities denominated in foreign currencies (up to 20% of total assets)

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

MONEY MARKET INSTRUMENTS include:

      o     Bank obligations
      o     Short-term corporate debt securities
      o     Short-term municipal securities
      o     Variable and floating rate securities

BANK OBLIGATIONS include:

      o Certificates of deposit, which are issued by banks in exchange for the deposit of funds and have penalties for early withdrawal
      o Bankers' acceptances, which are bills of exchange used by corporations to finance the shipment and storage of goods and to furnish dollar exchange
      o Time deposits, which are deposits in a bank that earn a specified interest rate over a given period of time

U.S. GOVERNMENT SECURITIES include:

      o Securities issued directly by the U.S. Treasury such as Treasury bills, notes and bonds
      o Securities issued by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Government Loan Mortgage Corporation ("FGLMC"), Student Loan Marketing Association ("SLMA"), Small Business Administration ("SBA"), Tennessee Valley Authority ("TVA") and the Overseas Private Investment Corporation ("OPIC")
      o     U.S. Treasuries issued without interest coupons ("STRIPS")
      o Inflation-indexed bonds issued by the U.S. Treasury whose principal value is periodically adjusted to the rate of inflation

Some U.S. Government securities are backed by the full faith and credit of the U.S. Treasury, meaning that payment of principal and interest is guaranteed by the U.S. Treasury. Other U.S. Government securities are backed only by the credit of the agency or instrumentality issuing the security, which may include the right of the issuer to borrow from the U.S. Treasury. Securities backed by the full faith and credit of the U.S. Treasury include Treasury bills, Treasury notes, Treasury bonds and securities backed by OPIC. Securities backed only by the credit of the government agency issuing the security include securities backed by the GNMA, FNMA, FHLMC, FGLMC, SLMA, SBA and TVA.

CORPORATE DEBT SECURITIES. Corporate debt securities are obligations of a corporation to pay interest and repay principal. Corporate debt securities include commercial paper, notes and bonds.


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

MUNICIPAL SECURITIES. Municipal securities are issued to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to lend money to other public institutions. The two types of municipal securities are general obligation bonds and revenue bonds. General obligation bonds are secured by the issuer's full faith and credit and taxing power, while revenue bonds are backed only by the revenues of the specific project.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are securities with interest rates that are adjusted when a specific interest rate index changes (floating rate securities) or on a schedule (variable rate securities).

FOREIGN DEBT SECURITIES. Foreign debt securities are obligations of a country other than the U.S. to pay interest and repay principal.

FOREIGN COMPANIES. A foreign company is a company that meets all of the following criteria:

      o     It is organized under the laws of a foreign country
      o     It maintains its principal place of business in a foreign country
      o The principal trading market for its securities is located in a foreign country
      o It derives at least 50% of its revenues or profits from operations in foreign countries
      o     It has at least 50% of its assets located in foreign countries

AMERICAN DEPOSITORY RECEIPTS ("ADRs")/AMERICAN DEPOSITORY SHARES ("ADSs"). ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of the foreign security and are traded on U.S. exchanges.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are generally rated BBB or better by Standard & Poor's Rating Service ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's").

NON-INVESTMENT GRADE DEBT SECURITIES. Non-investment grade debt securities are higher risk, lower quality securities, often referred to as "junk bonds" and are considered speculative. They are rated below BBB by S&P or below Baa by Moody's.

ASSET-BACKED SECURITIES. Asset-backed securities represent groups of other assets, for example credit card receivables, that are combined or pooled for sale to investors.

MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent groups of mortgage loans that are combined for sale to investors. The loans may be grouped together by agencies of the U.S. Government such as:

      o     The Government National Mortgage Association ("GNMA")
      o     The Federal National Mortgage Association ("FNMA")
      o     The Federal Home Loan Mortgage Corporation ("FHLMC")

Securities backed by the GNMA, FNMA or FHLMC are not backed by the full faith and credit of the U.S. Government, but are backed only by the credit of the government agency issuing the security.


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

The loans may be grouped together by private issuers such as:

      o     Commercial banks
      o     Savings and loan institutions
      o     Mortgage bankers
      o     Private mortgage insurance companies

Mortgage-related securities include Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). CMOs and REMICs are types of mortgage-related securities that provide an investor with a specified interest in the cash flow from a pool of mortgage loans or other mortgage-backed securities. CMOs and REMICs are issued in 2 or more classes with varying maturity dates and interest rates. A REMIC is a private entity formed to hold a fixed pool of mortgagees secured by an interest in real property. A REMIC is a type of CMO that qualifies for special tax treatment under the Internal Revenue Code.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs pool investors' money to invest primarily in income-producing real estate or real estate-related loans or interests.

"LARGE CAP," "MID CAP" AND "SMALL CAP" COMPANIES. Generally companies are categorized as follows:

      o A large cap company has a market capitalization of more than $10 billion
      o A mid cap company has a market capitalization between $1.5 billion and $10 billion
      o A small cap company has a market capitalization of less than $1.5 billion

The definition of small cap company does not apply to the Baron Small Cap Fund. The Baron Small Cap Fund invests in stocks of smaller companies with market values under $2.5 billion.

EMERGING GROWTH COMPANIES. Emerging growth companies include:

      o Companies that the portfolio managers believe have earnings that may grow faster than the U.S. economy in general due to new products, management changes at the company or economic shocks such as high inflation or sudden increases or decreases in interest rates
      o Companies that the portfolio managers believe have unrecognized asset values, undervalued growth or emerging growth
      o     Companies undergoing a turnaround

EMERGING MARKET COUNTRIES. Emerging market countries are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that meets one or more of the following criteria:

      o     It is organized under the laws of an emerging market country
      o It maintains its principal place of business in an emerging market country
      o It derives at least 50% of its revenues or profits from operations within emerging market countries
      o It has at least 50% of its assets located in emerging market countries
      o The principal trading market for its securities is located in an emerging market country


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

UNDERVALUED STOCKS. A stock is considered undervalued if the portfolio manager believes it should be trading at a higher price than it is at the time of purchase. Factors considered may include:

      o     Price relative to earnings
      o     Price relative to cash flow
      o     Price relative to financial strength

REPURCHASE AGREEMENTS. Repurchase agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

WARRANTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. It should also be noted that the prices of warrants do not necessarily move parallel to the prices of the underlying securities. It should also be noted that if the market price of the underlying security never exceeds the exercise price, the Fund will lose the entire investment in the warrant. Moreover, if a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price and the right to purchase the underlying security.

TO-BE-ANNOUNCED SECURITIES. To-be-announced securities are paid for and delivered within 15 to 45 days from their date of purchase. In a to-be-announced transaction, the parties to the transaction commit to purchasing or selling securities before all the specific information, particularly the face amount of the securities, is known. If a Fund invests in to-be-announced securities, it will maintain a segregated account of cash or liquid securities to pay for its to-be-announced securities and this account will be valued daily in order to account for market fluctuations in the value of its to-be-announced commitments.

S&P DEPOSITORY RECEIPTS (SPDRs). SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. There can be no assurance that this can be accomplished as it may not be possible for the portfolio to replicate and maintain exactly the composition and relative weightings of the S&P 500 Index securities. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment.

EXCHANGE-TRADED FUNDS ("ETFs"). An ETF is a fund that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, like the S&P 500 or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), ETFs may be purchased


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

and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

      o shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or
      o shares of a sampling of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called "creation units" in exchange for a specified portfolio of the ETF's underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

STOCK MARKET RISK. A Fund (or underlying fund) that invests in common stocks is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. In addition, stocks fall into three broad market capitalization categories - large cap, mid cap and small cap. Investing primarily in one category carries the risk that due to market conditions, that category may be out of favor. For example, if valuations of large cap companies appear to be greatly out of proportion to the valuations of small or mid cap companies, investors may migrate to the stocks of small and mid-sized companies, causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Stock prices tend to go up and down more than those of bonds.

      o SMALL CAP COMPANIES. Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.
      o MID CAP COMPANIES. Mid cap stock risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
      o LARGE CAP COMPANIES. Large cap stock risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

      o EMERGING GROWTH COMPANIES. Investment in emerging growth companies is subject to enhanced risks because these companies generally have limited product lines, markets or financial resources and often exhibit a lack of management depth. These securities can be difficult to sell and are usually more volatile than securities of larger, more established companies.
      o REAL ESTATE INVESTMENT TRUSTS ("REITs"). Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). REITs are more sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also lose value due to changes in tax or other regulatory requirements.
      o TECHNOLOGY SECURITIES. The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products and services may be subject to competitive pressures and aggressive pricing and may become obsolete and the risk that new products will not meet expectations or even reach the marketplace.

      o INITIAL PUBLIC OFFERINGS (IPOs). IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk (i.e., the potential that a Fund may be unable to dispose of the IPO shares promptly at a reasonable price). When a Fund's asset base is small, a significant portion of its performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund's assets grow, the effect of investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

DEBT SECURITY RISK. A Fund (or underlying fund) that invests in debt securities is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

The yield of the Money Market Fund will vary from day to day due to changes in interest rates. Generally, the Fund's yield will increase when interest rates increase and decrease when interest rates decrease.

      o MORTGAGE-RELATED SECURITIES. Payments from the pool of loans underlying a mortgage-related security may not be enough to meet the monthly payments of the mortgage-related security. If this occurs, the mortgage-related security will lose value. Also, prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-related security and will affect the average life of the mortgage-related securities held by a Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering a Fund's yield. Mortgage-related securities may be less likely than other debt securities to increase in value during periods of falling interest rates. In addition, loans and loan participations may be more difficult to sell than other investments and are subject to the risk of borrower default.

The debt securities in a Fund's (or underlying fund's) portfolio are subject to credit risk. Credit risk is the possibility that a deterioration in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of interest or principal, when due. Securities rated in the lowest category of investment grade may have some risky characteristics and changes in economic conditions may be more likely to cause issuers of these securities to be unable to make payments.

      o NON-INVESTMENT GRADE DEBT SECURITIES. Non-investment grade debt securities are sometimes referred to as "junk bonds" and may be very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that a Fund that invests in non-investment grade debt securities could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade debt securities can also be more difficult to sell for good value.

FOREIGN RISK. Investing in foreign securities poses unique risks such as loss of value due to fluctuation in currency exchange rates and other factors, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign securities. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

      o Emerging Market Countries. Investments in a country that is still relatively under-developed involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries. Economic or political changes may cause larger price changes in these securities than in other foreign securities.

NON-DIVERSIFICATION RISK. If a Fund is non-diversified, it may invest a significant percentage of its assets in the securities of a single company. If an underlying fund is non-diversified, it may hold fewer securities than a diversified fund. Because the Fund's holdings may be more concentrated, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

OTHER INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iSharesSM (formerly called World Equity Benchmark Shares or "WEBS"), SPDRs and similar securities of other issuers. Investments by a Fund in other investment companies will be subject to the limitations of the 1940 Act. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that investment company. In addition, it would bear a proportionate share of any fees and expenses paid by that investment company. These would be in addition to the advisory and other fees paid directly by the Fund.

ASSET CLASS RISK (ETF FUNDS). The returns from the types of securities in which an underlying fund invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

TRACKING ERROR RISK (ETF FUNDS). The underlying fund's returns may deviate from those of its index. Factors such as the fees and expenses of the underlying funds, imperfect correlation between an underlying fund's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an underlying fund's ability to achieve close correlation with its index.

MARKET TRADING RISK (ETF FUNDS). The shares of the underlying funds may trade at a premium or discount to their net asset value. The market value of exchange-traded fund shares may differ from the shares' net asset value. The net asset value of exchange-traded fund shares fluctuate with the changes in the market value of the fund's holdings, while the trading price of exchange-traded fund shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

CONCENTRATION RISK (ETF FUNDS). If an underlying fund's index concentrates in a particular industry, group of industries, or sector, that fund may be adversely affected by the performance of those securities and subject to price volatility. In addition, an underlying fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

WHERE CAN I FIND INFORMATION ABOUT THE FUNDS' PORTFOLIO HOLDINGS DISCLOSURE POLICIES?

A description of the Funds' policies and procedures for disclosing portfolio securities to any person is available in the Statement of Additional Information ("SAI").

THE FUNDS' MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Touchstone Advisors, Inc., ("Touchstone Advisors")
221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202-4133.

Touchstone Advisors has been registered as an investment advisor since 1994. As of December 31, 2004, Touchstone Advisors had $3.0 billion in assets under management. Touchstone Advisors is responsible for selecting Sub-Advisors who have shown good investment performance in their areas of expertise. The Board of Trustees of the Trust reviews and must approve Touchstone Advisor's selections. Touchstone Advisors considers various factors in evaluating a Sub-Advisor, including:

      o     Level of knowledge and skill
      o     Performance as compared to its peers or benchmark
      o     Consistency of performance over 5 years or more
      o     Level of compliance with investment rules and strategies
      o     Employees, facilities and financial strength
      o     Quality of service

Touchstone Advisors will also continually monitor each Sub-Advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisors. Touchstone Advisors discusses its expectations for performance with each Sub-Advisor. Touchstone Advisors provides evaluations and recommendations to the Board of Trustees, including whether or not a Sub-Advisor's contract should be renewed, modified or terminated.

Touchstone Advisors or one of its affiliates has seeded the ETF Funds to facilitate their commencement of operations and intends to redeem the seed money on a dollar for dollar basis to the extent that new investor purchase orders are made.

The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated Sub-Advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. A Fund must still obtain shareholder approval of any sub-advisory agreement with a Sub-Advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a Sub-Advisor to one or more Touchstone Funds. Shareholders of a Fund will be notified of any changes in its Sub-Advisor.

Two or more Sub-Advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one Sub-Advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each Sub-Advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of the evaluations of the Sub-Advisors.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except for those that are subcontracted to the Sub-Advisors, custodian, transfer agent, accounting agent and administrator.

Each Fund pays Touchstone Advisors a fee for its services at an annual rate that is computed daily and paid monthly based on the Fund's average daily net assets. Out of this fee, Touchstone Advisors pays each Sub-Advisor a fee for its services. The fee paid to Touchstone Advisors by each Fund during the fiscal period ended December 31, 2004 is shown in the table below:

        Baron Small Cap Fund                      % of average daily net assets

        Emerging Growth Fund                      % of average daily net assets

        Third Avenue Value Fund                   % of average daily net assets

        Eagle Capital Appreciation Fund           % of average daily net assets

        Enhanced Dividend 30 Fund                 % of average daily net assets

        Value Plus Fund                           % of average daily net assets

        Growth & Income Fund                      % of average daily net assets

        Balanced Fund                             % of average daily net assets

        High Yield Fund                           % of average daily net assets

        Core Bond Fund                            % of average daily net assets

        Money Market Fund                         % of average daily net assets

        Conservative ETF Fund*                    % of average daily net assets

        Moderate ETF Fund*                        % of average daily net assets

        Aggressive ETF Fund*                      % of average daily net assets

        Enhanced ETF Fund*                        % of average daily net assets

* Out of the advisory fee, Touchstone Advisors pays the Sub-Advisor a fee for its services and pays the Integrity Companies a shareholder servicing fee of up to .22% annually. In exchange for the shareholder servicing fee, the Integrity Companies provide services including (but not limited to) prospectus, financial report and statement delivery; telephone and Internet services for contract owners; and recordkeeping and similar administrative services. If an ETF Fund's Net Expenses exceed .50%, the Integrity Companies will reduce the shareholder servicing fee by a corresponding amount and, to the extent necessary, reimburse Touchstone Advisors from their own assets.


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

FUND SUB-ADVISORS

The Sub-Advisors make the daily decisions regarding buying and selling specific securities for a Fund. Each Sub-Advisor manages the investments held by the Fund it serves according to the applicable investment goals and strategies. The SAI provides additional information about each portfolio manager's compensation structure, other managed accounts and ownership of securities in their managed Fund(s).

FUND SUB-ADVISOR TO THE BARON SMALL CAP FUND

BAMCO, INC. ("BAMCO")
767 Fifth Avenue, New York, NY 10153

BAMCO has been a registered investment advisor since 1987 and has managed the Fund since November 1, 2000. Ronald Baron has primary responsibility for managing the Fund's portfolio and has managed the Fund since November 1, 2000. Mr. Baron is the founder, chief executive officer and chairman of BAMCO and Baron Capital Management, Inc., an affiliate of BAMCO. He is also the principal owner of Baron Capital Management, Inc. Mr. Baron has managed the Baron Asset Fund and Baron Growth Fund since their inception and has managed other accounts since 1975.

FUND SUB-ADVISORS TO THE EMERGING GROWTH FUND

TCW INVESTMENT MANAGEMENT COMPANY LLC ("TCW")
865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

TCW has been a registered investment advisor since 1987 and managed the Fund since May 2001. Nicholas F. Gallucio and Susan I. Suvall have primary responsibility for the daily management of the Fund's assets allocated to TCW and have managed the Fund since May 2001. Mr. Gallucio is a Group Managing Director of TCW and has been with the firm since 1982. Ms. Suvall is a Managing Director of TCW and has been with the firm since 1985.

WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC ("WESTFIELD")
One Financial Center, Boston, MA 02111

Westfield has been a registered investment advisor since 1989 and has managed the Fund since its inception. The Fund is managed by the Westfield management team, which consists of 11 members. The five members of the team having the most significant responsibilities are listed below.

William A. Muggia, President and Chief Investment Officer of Westfield, has primary responsibility for the daily management of the Fund's assets allocated to Westfield. Mr. Muggia has been with Westfield since 1994 and has managed the Fund since 1999. Arthur J. Bauernfeind, Chairman and Chief Executive Officer of Westfield, has been with Westfield since 1990 and has managed the Fund since its inception. Ethan J. Meyers, Senior Vice President of Westfield, has been at Westfield since 1999 and has managed the Fund since 1999. John J. Slavik, Vice President of Westfield, has been with Westfield since 2000 and worked at Harbor Capital Management as a Vice President, Equity Research from 1996 until 2000. Mr. Slavik has managed the Fund since 2000. Scott R. Emerman, Senior Security Analyst at Westfield, has been with Westfield since 2002 and worked at Harbor Capital Management as a Vice President, Equity Research from 1997 until 2000. Mr. Emerman has managed the Fund since 2002.


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

FUND SUB-ADVISOR TO THE THIRD AVENUE VALUE FUND

THIRD AVENUE MANAGEMENT LLC ("TAM")
622 Third Avenue, New York, NY 10017

TAM has been a registered investment advisor since 1986 and has managed the Fund since November 1, 2000. The Fund is co-managed by Curtis R. Jensen, Co-Chief Investment Officer of TAM and a senior research analyst for the Fund, and Ian Lapey, portfolio manager and a senior research analyst of TAM. Mr. Jensen has managed the Fund since 2001 and also manages the Third Avenue Small-Cap Value Fund and TAM's private and institutional advisory accounts. Mr. Lapey has managed the Fund since 2004 and has been employed by TAM and its predecessor since 2001. Prior to joining TAM, Mr. Lapey was an equity research analyst with Credit Suisse First Boston from 1997 to 2001.

FUND SUB-ADVISOR TO THE ENHANCED DIVIDEND 30 FUND AND THE ETF FUNDS

TODD INVESTMENT ADVISORS, INC. ("TODD")
101 South Fifth St., Suite 3160, Louisville, KY  40202

Todd has been a registered investment advisor since 1967 and has managed the Enhanced Dividend 30 Fund and ETF Funds since their inception. The Funds are managed by Todd's investment committee, which consists of Curtiss M. Scott, Jr., CFA, Senior Equity Portfolio Manager, John J. White, CFA, Equity Portfolio Manager, Robert P. Bordogna, President and Chief Executive Officer and Bosworth
M. Todd, founder and Chairman. Mr. Bordogna has been President of Todd since
1980.

ENHANCED DIVIDEND 30 FUND. Curtiss M. Scott, Jr., CFA, is the lead manager of the Fund and has managed the Fund since its inception. Mr. Scott joined Todd in 1996 and has over 25 years of experience as a large cap portfolio manager.

ETF FUNDS. Todd is responsible for determining the asset allocation model for the investments held by each ETF Fund according to its investment goals and strategies. John J. White, CFA, is the lead manager of the ETF Funds and has managed the ETF Funds since their inception. Mr. White joined Todd in 2002 and has 7 years of experience in creating and maintaining model portfolios and 20 years of industry experience.

Todd is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Todd as a Sub-Advisor. The Board of Trustees reviews Touchstone Advisors' decisions, with respect to the retention of Todd, to reduce the possibility of a conflict of interest situation.

FUND SUB-ADVISOR TO THE GROWTH & INCOME FUND

Deutsche Investment Management Americas Inc. ("DIMA")
345 Park Avenue, New York, NY 10154

DIMA has been a registered investment advisor since 1940 and has managed the Fund since its inception. Tom Sassi, Managing Director and Lead Portfolio Manager, has more than 30 years of investment experience and has managed the Fund since October 2001. He has been a portfolio manager since 1973 and joined DIMA's predecessor, Zurich Scudder Investments, Inc., in August of 1996.

FUND SUB-ADVISOR TO THE BALANCED FUND

OPCAP ADVISORS LLC ("OPCAP")
1345 Avenue of the Americas, New York, NY 10105

OpCap has been a registered investment advisor since 1968 and has managed the Fund since 1997. Lois Roman has managed the equity portion of the Fund since 2004. Matthew Greenwald has managed the fixed-income portion of the Fund since 1997. Ms. Roman joined OpCap in 2003 and is a Managing Director. Prior to joining OpCap, she was a Managing Director at Deutsche Asset Management Inc. Mr. Greenwald joined OpCap in 1989 and is a Senior Vice President.

FUND SUB-ADVISOR TO THE EAGLE CAPITAL APPRECIATION FUND

EAGLE ASSET MANAGEMENT, INC. ("EAGLE")
880 Carillon Parkway, St. Petersburg, FL 33716

Eagle has been a registered investment advisor since 1984 and has managed the Fund since November 1, 2003. Eagle and its team of co-portfolio managers, Richard Skeppstrom, II, E. Craig Dauer, John G. Jordan, III, CFA and Robert Marshall, have each managed the Fund since November 1, 2003 and have buy and sell authority based on sector. Mr. Skeppstrom joined Eagle in 2001 and is a Managing Director and Senior Vice President. He has 13 years of investment experience and has been a portfolio manager since 1995. Mr. Dauer joined Eagle in 2001 and is a Vice President. He has 8 years of investment experience and has been a portfolio manager since 1999. Mr. Jordan joined Eagle in 2001 and is a Vice President. He has 11 years of investment experience and has been a portfolio manager since 1999. Mr. Marshall joined Eagle in 2002 and is a Vice President. He has 13 years of investment experience and has been a portfolio manager since 2002.

FUND SUB-ADVISOR TO THE VALUE PLUS FUND, HIGH YIELD FUND, CORE BOND FUND AND MONEY MARKET FUND

FORT WASHINGTON INVESTMENT ADVISORS, INC. ("FORT WASHINGTON")
420 East Fourth Street, Cincinnati, OH 45202

Fort Washington has been a registered investment advisor since 1990 and has managed the Value Plus Fund, High Yield Fund, Core Bond Fund and the Money Market Fund since their inception.

VALUE PLUS FUND: John C. Holden, CFA, has managed the Fund since May 1998. Mr. Holden joined Fort Washington in May 1997 and is a Vice President and Senior Portfolio Manager.

HIGH YIELD FUND: Brendan M. White, CFA, has managed the Fund since its inception. He joined Fort Washington in 1993 and is a Vice President and Senior Portfolio Manager. Mr. White has over 15 years of fixed income management experience.

CORE BOND FUND: Timothy J. Policinski, CFA, is the primary manager and Daniel J. Carter, CFA, is the secondary manager of the Fund. Mr. Policinski has been a Vice President and Senior Portfolio Manager of Fort Washington since 2001 and has managed the Fund since then. Prior to joining Fort Washington, he was employed by Lincoln Investment Management, Fort Wayne, Indiana, as Vice President, Public Bond Manager from 1997 until 2000 and Vice President, portfolio manager-mutual funds from 1994-1997. Daniel J. Carter, CFA, has managed the Fund since September 2001. Mr. Carter has been an Assistant Portfolio Manager of Fort Washington since 2000. Prior to joining Fort Washington, he was a securities analyst at Ohio Casualty Group.

MONEY MARKET FUND: John J. Goetz, CFA, is the primary manager and Jay Devine is the secondary manager of the Fund. Each portfolio manager has managed the Fund since its inception. Mr. Goetz has been a Vice President and Senior Portfolio Manager of Fort Washington since October 1999. From 1981 until 1999 he was employed by an investment advisor that was acquired by Fort Washington in 1999. Mr. Devine has worked at Fort Washington since 2000 and has been an Assistant Portfolio Manager since 2001.

Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as a Sub-Advisor. The Board of Trustees reviews Touchstone Advisors' decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

Touchstone Advisors pays each Sub-Advisor a fee at an annual rate that is computed daily and paid monthly based on the Fund's average daily net assets. The fee paid to each Sub-Advisor by Touchstone Advisors during the Fund's most recent fiscal year is shown below:

    Baron Small Cap Fund
    BAMCO                             0.80% of average daily net assets

    Emerging Growth Fund
    TCW                               0.50% of average daily net assets managed
    Westfield                         0.50% of average daily net assets managed

    Third Avenue Value Fund
    Third Avenue                      0.50% of average daily net assets

    Eagle Capital Appreciation Fund
    Eagle                             0.40% of average daily net assets

    Enhanced Dividend 30 Fund
    Todd                              0.25% of average daily net assets

    Value Plus Fund
    Fort Washington                   0.45% of average daily net assets

    Growth & Income Fund
    DIMA                              0.50% of average daily net assets

    Balanced Fund
    OpCap                             0.57% of average daily net assets

    High Yield Fund
    Fort Washington                   0.30% of average daily net assets

    Core Bond Fund
    Fort Washington                   0.30% of average daily net assets

    Money Market Fund
    Fort Washington                   0.05% of average daily net assets

    Conservative ETF Fund*
    Todd                              0.10% of average daily net assets

    Moderate ETF Fund*
    Todd                              0.10% of average daily net assets

    Aggressive ETF Fund*
    Todd                              0.10% of average daily net assets

    Enhanced ETF Fund*
    Todd                              0.10% of average daily net assets

* Touchstone Advisor's affiliate, Integrity Life Insurance Company, has guaranteed that Todd will receive a minimum annual fee of $10,000 per ETF Fund.

INVESTING WITH TOUCHSTONE
--------------------------------------------------------------------------------

CHOOSING THE APPROPRIATE FUNDS TO MATCH YOUR GOALS

Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals. Your financial advisor can help you buy a variable annuity contract or variable life policy that would allow you to invest in the Funds you choose.

PURCHASING SHARES

You cannot buy shares of the Funds directly. You can invest indirectly in the Funds through your purchase of a variable annuity contract or variable life policy. You should read this prospectus and the prospectus of the variable annuity contract or variable life policy carefully before you choose your investment options.

      o Investor Alert: The Trust reserves the right to refuse any purchase order that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

SHARE CLASSES

The Touchstone Money Market Fund offers two classes of shares, Service Class and Class I shares. Service Class shares have adopted a distribution plan under Rule 12b-1 of the 1940 Act. This plan allows the Fund to pay an annual fee of up to 0.25% of the average daily net assets of Service Class shares for the sale and distribution of shares. Because these fees are paid out of the Service Class shares' assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges. Service Class shareholders will receive certain additional services provided by broker-dealers.

DEALER COMPENSATION

Touchstone Securities, Inc. ("Touchstone"), the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Additional compensation is limited to such dealers. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.

SELLING SHARES

To meet various obligations under the contracts, the separate accounts may sell Fund shares to generate cash. For example, a separate account may sell Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the sale are usually sent to the separate account on the next business day. The Funds may suspend sales of shares or postpone payment dates when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

When an ETF Fund sells shares, it sells shares of each of the underlying funds in the same percentage that it holds those shares as part of its portfolio of securities. Therefore, the relative percentage of an ETF Fund's composition of underlying funds is not affected by the sale.

PRICING OF FUND SHARES

Each Fund's share price, also called net asset value ("NAV"), is determined as of the close of trading (normally 4:00 p.m. Eastern time) every day the NYSE is open. Each Fund calculates its NAV per share by dividing the total value of its net assets by the number of its shares outstanding. Shares are purchased or sold at the NAV next determined after your purchase or sale order is received in proper form by Touchstone or its authorized agent.

The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). Some specific pricing strategies follow:

      o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.
      o Securities that do not have available market prices are priced at their fair value using consistent procedures approved by the Board of Trustees.

Although investing in foreign securities is not a principal investment strategy of the Funds, any foreign securities held by a Fund will be priced as follows:

      o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.
      o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security might be valued based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of NAV.
      o Because portfolio securities that are primarily listed on non-U.S. exchanges may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when the separate accounts will not be able to buy or sell shares.

The value of debt securities held by the Funds is determined as follows: (1) Securities that have available market quotations are priced according to the most recent bid price quoted by 1 or more of the major market makers; (2) Securities that do not have available market prices are priced at their fair value using procedures approved by the Board of Trustees. The Funds may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Funds may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

The Money Market Fund seeks to maintain a constant share price of $1.00 per share by valuing investments on an amortized cost basis. Under the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities with maturities of 13 months or less and invests only in securities which meet its quality standards and present minimal credit risks. The Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than at market value. This method should enable the Fund to maintain a stable net asset value per share. However, there is no assurance that the Fund will be able to do so.

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. In addition, there are specific risks that apply to small cap and high yield securities that may impact the Baron Small Cap Fund and the High Yield Fund. These include the risk that a high yield or small cap security may be so thinly traded that its price is stale, causing a fund that holds a large position of that security to be a target for market timers. The Funds will take reasonable steps to discourage excessive short-term trading and the Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. The Funds' exchange limits and excessive trading policies generally do not apply to exchanges between money market funds and systematic purchases and redemptions.

Separate accounts often establish omnibus accounts in the Funds for their customers in which transactions are placed. If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. However, some omnibus accounts submit daily aggregate purchase and redemption orders reflecting the trade orders of multiple unidentified investors. In these situations, the Fund cannot monitor trading activity by individual shareholders who may be engaged in market timing.

The Funds apply these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund, other than the Touchstone Money Market Fund, will declare and pay dividends annually. The Touchstone Money Market Fund will declare dividends daily and pay dividends monthly.

Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made at least annually.

For more information about dividends and other distributions in connection with any investment in a variable annuity contract or variable life policy, see the prospectus for your variable annuity contract or variable life policy.

TAX INFORMATION

Because you do not own shares of the Funds directly, your tax situation is not likely to be affected by a Fund's distributions. The separate accounts, which issue your variable annuity contract or variable life policy, as the owner of the Funds' shares, may be affected. Each Fund's distributions may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Each Fund's distributions may be subject to federal income tax whether distributions are reinvested in Fund shares or received as cash.

You should consult with your tax advisor to address your own tax situation.

For more information about the tax consequences of an investment in a variable annuity contract or variable life policy, see the prospectus for your variable annuity contract or variable life policy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by _________________, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request.


[INSERT FINANCIAL HIGHLIGHTS TABLES]

FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this prospectus.

ANNUAL/SEMIANNUAL REPORTS: The Funds' annual and semiannual reports provide additional information about the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can get free copies of the SAI, the financial reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:

               Touchstone Service Center
                     400 Broadway
                 Cincinnati, Ohio 45202
                 800.669.2796 (Press 2)

The SAI and financial reports are also available on the touchstoneinvestments.com website.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You can receive information about the operation of the Public Reference Room by call the SEC at 1.202.942.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC's Internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information, by writing the Public Reference Room of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-8416

                      TOUCHSTONE VARIABLE SERIES TRUST


                         Touchstone Baron Small Cap Fund
                         Touchstone Emerging Growth Fund
                       Touchstone Third Avenue Value Fund
                   Touchstone Eagle Capital Appreciation Fund
                      Touchstone Enhanced Dividend 30 Fund
                           Touchstone Value Plus Fund
                         Touchstone Growth & Income Fund
                            Touchstone Balanced Fund
                           Touchstone High Yield Fund
                            Touchstone Core Bond Fund
                          Touchstone Money Market Fund
                        Touchstone Conservative ETF Fund
                          Touchstone Moderate ETF Fund
                         Touchstone Aggressive ETF Fund
                          Touchstone Enhanced ETF Fund

                       Statement of Additional Information
                                   May 1, 2005

        This Statement of Additional Information is not a Prospectus, but relates to the Prospectus dated May 1, 2005 for Touchstone Variable Series Trust (the "Trust").

        The Trust's financial statements are contained in its Annual Report, which is incorporated by reference into this Statement of Additional Information.

        You can get a free copy of the Trust's Prospectus or most recent annual and semiannual reports, request other information and discuss your questions about the Funds by contacting your financial advisor or Touchstone at:

                   Touchstone Variable Annuity Service Center
                                 Mail Station 74
                                  400 Broadway
                             Cincinnati, Ohio 45202
                            (800) 669-2796 (Press 2)
                      http://www.touchstoneinvestments.com

You can also get copies of the Trust's Prospectus and other reports at the Public Reference Room of the Securities and Exchange Commission ("SEC") or from the EDGAR database of the SEC's website at http://www.sec.gov

                                Table of Contents

                                                                        PAGE
--------------------------------------------------------------------------------
The Trust and the Funds                                                   3
--------------------------------------------------------------------------------
Description of the Funds and Their Investments and Risks                  5
--------------------------------------------------------------------------------
Investment Restrictions                                                  50
--------------------------------------------------------------------------------
Code of Ethics                                                           57
--------------------------------------------------------------------------------
Proxy Voting Procedures                                                  57
--------------------------------------------------------------------------------
Management of the Trust                                                  64
--------------------------------------------------------------------------------
Investment Advisory and Other Services                                   70
--------------------------------------------------------------------------------
Portfolio Managers                                                       78
--------------------------------------------------------------------------------
The Distributor                                                          90
--------------------------------------------------------------------------------
Distribution Plan                                                        90
--------------------------------------------------------------------------------
Portfolio Turnover                                                       91
--------------------------------------------------------------------------------
Disclosure of Portfolio Holdings                                         92
--------------------------------------------------------------------------------
Additional Service Providers                                             92
--------------------------------------------------------------------------------
Brokerage Allocation and Other Practices                                 95
--------------------------------------------------------------------------------
Purchase, Redemption and Pricing of Shares                               98
--------------------------------------------------------------------------------
Taxation of the Funds                                                   100
--------------------------------------------------------------------------------
Performance Information                                                 104
--------------------------------------------------------------------------------
Financial Statements                                                    107
--------------------------------------------------------------------------------
Appendix                                                                108
--------------------------------------------------------------------------------

                             THE TRUST AND THE FUNDS

      The Trust is composed of fifteen funds that are included in this Statement of Additional Information ("SAI"); the Baron Small Cap Fund, Emerging Growth Fund, Third Avenue Value Fund, Eagle Capital Appreciation Fund (formerly the Large Cap Growth Fund), Enhanced Dividend 30 Fund (formerly the Enhanced 30
Fund), Value Plus Fund, Growth & Income Fund, Balanced Fund, High Yield Fund, Core Bond Fund, Money Market Fund, Conservative ETF Fund, Moderate ETF Fund, Aggressive ETF Fund and Balanced ETF Fund (each, a "Fund" and collectively, the "Funds"). Each Fund (except the Third Avenue Value Fund and the Enhanced Dividend 30 Fund) is an open-end, diversified, management investment company. The Third Avenue Value Fund and the Enhanced Dividend 30 Fund are each an open-end, non-diversified, management investment company. The Trust was formed as a Massachusetts business trust on February 7, 1994.

      Touchstone Advisors, Inc. (the "Advisor") is the investment advisor of each Fund. The specific investments of each Fund are managed on a daily basis by their respective portfolio advisers (collectively, the "Sub-Advisors"). Integrated Fund Services, Inc. ("Integrated") serves as administrator, fund accounting and transfer agent to each Fund.


      Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise. Each class of shares of a Fund having multiple classes shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

      On April 28, 2003, certain Funds of the Trust (each an "Acquiring Fund") were reorganized by acquiring a similar series of The Legends Fund, Inc. (each an "Acquired Fund") as listed below. Each Acquired Fund liquidated by transferring substantially all of its assets to the corresponding Acquiring Fund.

ACQUIRING FUND                        ACQUIRED FUND                           ACCOUNTING SURVIVOR
--------------                        -------------                           -------------------
Eagle Capital Appreciation Fund       Harris Bretall Sullivan & Smith         Harris Bretall Sullivan & Smith
                                      Equity Growth Portfolio                 Equity Growth Portfolio
Eagle Capital Appreciation Fund       Touchstone Growth/Value Fund            Harris Bretall Sullivan & Smith
                                                                              Equity Growth Portfolio
Small Cap Value Fund                  Third Avenue Value Portfolio            Third Avenue Value Portfolio
Money Market Fund - Class I           Touchstone Standby Income Fund          Money Market Fund Class I
Value Plus Fund                       Gabelli Large Cap Value Portfolio       Value Plus Fund
Touchstone Baron Small Cap Fund       Legends Baron Small Cap Fund            Legends Baron Small Cap Fund

      On December 12, 2003, the Enhanced 30 Fund acquired each series of Separate Account 10 of Integrity Life Insurance Company, changed from a diversified to a non-diversified fund and changed its name to "Touchstone Enhanced Dividend 30 Fund."

      Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

      Both Service Class and Class I shares of the Money Market Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (vi) each class offers different features and services to shareholders. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust, as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

      The Prospectus, dated May 1, 2005, provides the basic information investors should know before investing, and may be obtained without charge by calling the Trust at the telephone number listed on the cover. This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

INVESTMENT GOALS

      The investment goals of each Fund are described in the Prospectus. There can be no assurance that any Fund will achieve its investment goals.


INVESTMENT STRATEGIES AND RISKS (ALL FUNDS EXCEPT ETF FUNDS)

      The following provides additional information about the investments of each Fund except the Conservative ETF Fund, Moderate ETF Fund, Aggressive ETF Fund and Enhanced ETF Fund (the "ETF Funds"). Information about the investments of the ETF Funds is in the section, "Investments by the ETF Funds."


FIXED-INCOME AND OTHER DEBT INSTRUMENT SECURITIES

      Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates that will result in increases or decreases in the value of the obligations held by the Funds. The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

      Ratings made available by Standard & Poor's Rating Service ("S&P") and Moody's Investors Service, Inc. ("Moody's"), are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Sub-Advisor also will make its own evaluation of these securities. Among the factors that will be considered is the long-term ability of the issuers to pay principal and interest and general economic trends.

      Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "When-Issued and Delayed-Delivery Securities" below.

COMMERCIAL PAPER

      Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      For a description of commercial paper ratings, see the Appendix.

SECTION 4(2) PAPER

      Commercial paper issues which include securities issued by major corporations without registration under the Securities Act of 1933 Act (the "1933 Act") in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act, and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must also be made through an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.
Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described under "Illiquid Securities" below. The Funds' percentage limitations on investments in illiquid securities include
Section 4(2) paper other than Section 4(2) paper that the Sub-Advisor has determined to be liquid pursuant to guidelines established by the Fund's Board of Trustees. The Board has delegated to the Sub-Advisors the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Board that require the Sub-Advisors to take into account the same factors described under "Illiquid Securities" below for other restricted securities and require the Sub-Advisors to perform the same monitoring and reporting functions.

MEDIUM AND LOWER RATED AND UNRATED SECURITIES

      Securities rated in the fourth highest category by S&P or Moody's, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

      Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

      The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Board of Trustees of the Trust has instructed the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

      Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

      Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

      While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

      In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures approved by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

      In considering investments for the Fund, the Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

      The High Yield Fund invests primarily in non-investment grade debt securities. The Core Bond Fund, the Growth & Income Fund and the Balanced Fund may also invest in non-investment grade debt securities.


      The Third Avenue Value Fund may invest up to 35% of its total assets in lower-rated debt securities. Third Avenue Value Fund may also purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody's of C or lower or S&P's of C1 or lower). In addition, the Fund may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. Defaulted securities will be purchased or retained if, in the opinion of the Sub-Advisor, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.

      The Baron Small Cap Fund may invest up to 20% of its total assets in debt securities that are rated in the medium rating category or lowest rating category by S&P and Moody's. The Fund will rely on the Sub-Advisor's judgment, analysis and experience in evaluating debt securities. The Sub-Advisor believes that the difference between perceived risk and actual risk creates the opportunity for profit that can be realized through thorough analysis. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than can be timely reflected in changes in credit ratings, the Sub-Advisor monitors the issuers of corporate debt securities held in the Fund's portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Sub-Advisor in selecting a security. The Sub-Advisor examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Fund of its investment objective when investing in such securities is dependent on the credit analysis of the Sub-Advisor. The Sub-Advisor could be wrong in its analysis. If the Fund purchased primarily higher rated debt securities, risks would be substantially reduced.

ILLIQUID SECURITIES

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities, which are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities, which have not been registered under the 1933 Act, are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

      The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

      Each Sub-Advisor will monitor the liquidity of Rule 144A securities in each Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Sub-Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and
(4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

RELATED INVESTMENT POLICIES

      No Fund may invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable. The Money Market Fund and the Eagle Capital Appreciation Fund may not invest more than 10% of its net assets in such securities. If a security becomes illiquid after purchase by the Fund, the Fund will normally sell the security unless it would not be in the best interests of shareholders to do so.

      Each Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund's 15% (10% in the case of the Money Market Fund and the Eagle Capital Appreciation Fund) limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the respective Sub-Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Sub-Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund's illiquidity could be increased and the Fund could be adversely affected.

      No Fund will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

FOREIGN SECURITIES

      Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

      The Baron Small Cap Fund and the Third Avenue Value Fund may invest up to 10% and 25%, respectively, of total assets at the time of purchase in the securities of foreign issuers, including Emerging Market Securities.

EMERGING MARKET SECURITIES


      Emerging Market Securities are securities that are issued by a company that (i) is organized under the laws of an emerging market country (any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, Luxembourg, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States, (ii) has its principal trading market for its stock in an emerging market country, or (iii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least 50% of its assets located in emerging market countries.


The following Funds may invest in Emerging Market Securities:

            Third Avenue Value - up to 25% of total assets, Baron Small Cap Fund - up to 10% of total assets, Emerging Growth Fund - up to 10% of total assets, Balanced Fund - up to 15% of total assets, and High Yield Fund - up to 10% of total assets.

      Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

CURRENCY EXCHANGE RATES

      A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

OPTIONS

      The Baron Small Cap Fund will attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.

OPTIONS ON SECURITIES

      The respective Funds may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

      When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

      When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

      A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

      When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

      When a Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When a Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Fund's custodian.

      A Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

      A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.


      Each Fund has adopted certain other nonfundamental policies concerning option transactions that are discussed below.


      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

      A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Sub-Advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Board of Trustees.

RELATED INVESTMENT POLICIES

      Each Fund that invests in equity securities may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.


      To close out a position when writing covered options, a Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

OPTIONS ON SECURITIES INDEXES

      Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

      Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if the Sub-Advisor believes the option can be closed out.

      Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the Advisor and the respective Fund Sub-Advisor each believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

      Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

      When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund's custodian.

      Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

      Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Sub-Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

RELATED INVESTMENT POLICIES

      Each Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

OPTIONS ON FOREIGN CURRENCIES

      Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

      Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates; it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire, unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

      Certain Funds intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

      Certain Funds also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RELATED INVESTMENT POLICIES

      Each Fund that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Sub-Advisor anticipates that the currency will appreciate in value.

      There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund were unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

      As in the case of forward contracts, certain options on foreign currencies are traded over- the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

FORWARD CURRENCY CONTRACTS

      Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

      A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Sub-Advisor's long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Sub-Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

      While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts in the manner set forth in the Prospectus may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

      The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      The successful use of such instruments draws upon the Sub-Advisor's skill and experience with respect to such instruments and usually depends on the Sub-Advisor's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

FUTURES CONTRACTS

      A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indexes including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts that are based on bonds issued by entities other than the U.S. Government.

      At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

      At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

      Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

      The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

      Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

      When a Fund enters into a futures contract for any purpose, the Fund will establish a segregated account with the Fund's custodian to collateralize or "cover" the Fund's obligation consisting of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

      The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Sub-Advisor may still not result in a successful transaction.

      In addition, futures contracts entail risks. Although each applicable Sub-Advisor believes that use of such contracts will benefit the respective Fund, if the Sub-Advisor's investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices that reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

      Each Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency, which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

      The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

      The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the market value of the total assets of the Fund.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

      Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

      In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

FUTURES CONTRACTS AND RELATED OPTIONS

      Each Fund may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the agreement of the Fund Sub-Advisor that such contracts are necessary or appropriate in the management of the Fund's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

      No Fund will hedge more than 25% of its total assets by selling futures, buying puts, and writing calls under normal conditions. In addition, no Fund will buy futures or write puts whose underlying value exceeds 25% of its total assets, and no Fund will buy calls with a value exceeding 5% of its total assets.

      Each Fund, except the Third Avenue Value Fund and the Baron Small Cap Fund, will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

      A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Fund Sub-Advisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS

      Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments.

      The Money Market Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely.

LENDING OF FUND SECURITIES

      By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

      Each Fund may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 30% (except for the Eagle Capital Appreciation Fund, Third Avenue Value Fund and Baron Small Cap
Fund) of a Fund's assets taken at value. A Fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities. The cash or instruments collateralizing a Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

      It is the present intention of the Eagle Capital Appreciation Fund to limit the amount of loans of portfolio securities to no more than 25% of the Fund's net assets. The Third Avenue Value Fund and the Baron Small Cap Fund intend to limit the amount of loans of portfolio securities to not more than 10% and 25% of total assets, respectively.

BORROWING

      Each Fund may borrow money from banks or from other lenders to the extent permitted by applicable law, for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings. In addition, the Core Bond Fund may enter into dollar roll transactions and each Fund, except the Third Avenue Value Fund, may enter into reverse repurchase agreements that are treated as borrowing by the Fund. The 1940 Act requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings. It at any time the value of a Fund's assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test. To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions. A Fund will not make any borrowing or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

      As a matter of current operating policy, and except for the use of reverse repurchase agreements and dollar rolls, the Core Bond Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets, for temporary or emergency purposes. The Fund will not purchase any security while outstanding borrowings, other than reverse repurchase agreements and dollar rolls, exceed 5% of the value of its total assets. These operating policies are not fundamental and may be changed by the Board without shareholder approval.

      Borrowing magnifies the potential for gain or loss on a Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, each Fund will limit its borrowings as described above. See also "Investment Restrictions."

DERIVATIVES

      The Funds may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Sub-Advisor will use derivatives only in circumstances where the Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative. A description of the derivatives that the Funds may use and some of their associated risks is found below.

ADRS, ADSS, EDRS, CDRS AND GDRS

      ADRs and ADSs are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs") and Global Depository Receipts ("GDRs"), may also be purchased by the Funds. EDRs, GDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. All Funds except the Third Avenue Value Fund may invest in ADRs, ADSs, EDRs, CDRs and GDRs. The Third Avenue Value Fund may only invest in ADRs and ADSs.

U.S. GOVERNMENT SECURITIES

      Each Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

      Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.


MUNICIPAL SECURITIES

      The Money Market Fund and the Core Bond Fund may invest in taxable and tax-exempt municipal securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

MORTGAGE-RELATED SECURITIES

      Each Fund may invest in mortgage-related securities. There are several risks associated with mortgage-related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security.

      Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

      CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

      Stripped mortgage-related securities are either issued and guaranteed, or privately-issued but collateralized by securities issued by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans. The Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Sub-Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

      Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities. See "Mortgage-Related Securities" above. In addition, the yields on stripped mortgage- related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security. Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities. Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment-banking firms. There can be no assurance that the Fund will be able to effect a trade of a stripped mortgage-related security at a time when it wishes to do so. The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, the Funds will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

      Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Sub-Advisor, the investment restriction limiting a Fund's investment in illiquid instruments to not more than 15% (or 10% for the Money Market Fund and the Eagle Capital Appreciation Fund) of the value of its net assets will apply. The Baron Small Cap Fund may not invest more than 5% of its net assets in mortgage-related securities, including stripped mortgage-related securities.

ZERO COUPON SECURITIES

      Zero coupon corporate or U.S. Government securities and step-coupon securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Pay-in-kind securities pay interest through the issuance of additional securities. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities that pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accrued, to the extent that the Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

      A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry System ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

INFLATION-INDEXED BONDS

      The Core Bond Fund may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

      Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

      If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

      The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

      While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

      The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

      The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

      Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.


LOANS AND OTHER DIRECT DEBT INSTRUMENTS

      These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables - see "Trade Claims") or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at the time when a Fund would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

      The Baron Small Cap Fund from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Fund purchases a participation interest it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Fund may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor the Sub-Advisor considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Sub-Advisor believes that the difference between perceived risk and actual risk creates the opportunity for profit that can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Fund may purchase loans from national and state chartered banks as well as foreign ones. The Fund may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Fund may also invest in distressed first mortgage obligations and other debt secured by real property. The Fund does not currently anticipate investing more than 5% of its total assets in trade and other claims.

      These instruments will be considered illiquid securities and so will be limited, along with a Fund's other illiquid securities, to not more than 15% of the Fund's net assets.

TRADE CLAIMS

      The Third Avenue Value Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

      An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid instruments that generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

SWAP AGREEMENTS

      To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

      In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages.

      In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

      Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Fund Sub-Advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

      All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Fund's other illiquid securities, to 15% of that Fund's net assets.

CUSTODIAL RECEIPTS

      Custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investors Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

      To secure prices deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

      Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. The Baron Small Cap Fund will limit its investments in when-issued securities to 5% of its total assets.


VARIABLE RATE DEMAND INSTRUMENTS

      Certain Funds may purchase variable rate demand instruments. Variable rate demand instruments that the Funds will purchase are variable amount master demand notes that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specific number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

      The variable rate demand instruments in which the Funds may invest are payable on not more than thirty calendar days' notice either on demand or at specified intervals not exceeding thirteen months depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to thirteen months and their adjustments are based upon LIBOR or other prevailing interest rates as provided in the respective instruments. A security is priced at a coupon rate that causes its value to approximate par. Each Fund may only purchase variable rate demand instruments which have received a short-term rating meeting that Fund's quality standards from an NRSRO or unrated variable rate demand instruments determined by the Sub-Advisor to be of comparable quality. If such an instrument does not have a demand feature exercisable by a Fund in the event of default in the payment of principal or interest on the underlying securities, then the Fund will also require that the instrument have a rating as long-term debt in one of the top two categories by any NRSRO. The Sub-Advisor may determine that an unrated variable rate demand instrument meets a Fund's quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Fund or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever deemed to not meet a Fund's quality standards, such Fund either will sell it in the market or exercise the demand feature as soon as practicable.

      Each of the Core Bond Fund and High Yield Fund will not invest more than 15% of its net assets in variable rate demand instruments as to which it cannot exercise the demand feature on not more than seven days' notice if it is determined that there is no secondary market available for these obligations and all other illiquid securities. The Funds intend to exercise the demand repurchase feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to a Fund in order to make redemptions of its shares, or (3) to maintain the quality standards of a Fund's investment portfolio.

      While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital depreciation is less than would be the case with a portfolio of fixed income securities. Each Fund may hold variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rate," or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.


REPURCHASE AGREEMENTS

      Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. A Fund may enter into repurchase agreements with respect to U.S. Government securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Sub-Advisor reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. In entering into a repurchase agreement, a Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Repurchase agreements are considered to be collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS

      The Funds, except the Third Avenue Value Fund, may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by a Fund for purposes of the limitations described in "Investment Restrictions" below. Also see "Borrowings" below.

COVERED DOLLAR ROLLS

      The Core Bond Fund may enter into dollar rolls (also referred to as forward roll transactions) in which the Fund sells mortgage-based or other fixed-income securities and simultaneously commits to repurchase substantially similar, but not identical, securities on a specified future date. The Fund will not use such transactions for leveraging purposes and, accordingly, at the time the Fund enters into a dollar roll, it will set aside permissible liquid assets in a segregated custodial account to secure its obligation for the forward commitment to buy the securities. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. The segregated assets effectively collateralize the Fund's right to receive the securities at the end of the roll period, and also serve to minimize the leveraging effect of the transaction.

      In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest, including prepayments, paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.


      Dollar roll transactions are considered to be borrowings by the Fund and the use of such transactions will be subject to the Fund's investment limitations on borrowings. See "Borrowing" and "Investment Restrictions."


      The risks associated with dollar rolls are market risk, since the price of the securities could drop lower than the agreed upon repurchase price during the roll period, or the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held; and credit risk, since the counterpart to the transaction could fail to deliver the securities. If the counter party to which the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the securities may be restricted. Finally, there can be no assurance that Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

TEMPORARY INVESTMENTS

      For temporary defensive purposes during periods when the Sub-Advisor of a Fund believes, in consultation with the Advisor, that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, the Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

      In addition, for the same purposes, each Fund may also hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

INITIAL PUBLIC OFFERINGS (IPOS)

      An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

      The Funds' investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product. The Third Avenue Value Fund intends to invest occasionally in the common stock of selected "unseasoned" companies.

CONVERTIBLE SECURITIES

      Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.

      While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

REAL ESTATE INVESTMENT TRUSTS

      The Third Avenue Value Fund, the Baron Small Cap Fund and the Growth & Income Fund may invest in the equity securities of real estate investment trusts ("REITs"), which can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

      Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRs")

      The Growth & Income Fund may invest up to 5% of its total assets in SPDRs. The Eagle Capital Appreciation Fund may also invest in SPDRs. SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. There can be no assurance that this can be accomplished as it may not be possible for the portfolio to replicate and maintain exactly the composition and relative weightings of the S&P 500 Index securities. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment.

OTHER INVESTMENT COMPANIES

      The Funds reserve the right to invest in the securities of other investment companies including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iSharesSM (formerly called World Equity Benchmark Shares or "WEBS"), S&P's Depository Receipts ("SPDRs"), business development companies and small business investment companies. A Fund may not invest more than 5% of its total assets in the securities of any one investment company. A Fund will indirectly bear its proportionate share of any advisory fees paid by investment companies in which it invests in addition to the management fee paid by such Fund.

SHORT SALES

      The Third Avenue Value Fund and the Baron Small Cap Fund may engage in short sales. When a Fund makes a short sale, it sells a security it does not own in anticipation of a decline in market price. The proceeds from the sale are retained by the broker until the Fund replaces the borrowed security. To deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the security. The Fund may, but will not necessarily, receive interest on such proceeds. The Fund must pay to the broker any dividends or interest payable on the security until it replaces the security.

      The Fund's obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, the Fund will be required to deposit cash or U.S. Government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The Fund will receive the interest accruing on any U.S. Government securities held as collateral in the segregated account with the custodian. The deposits do not necessarily limit the Fund's potential loss on a short sale, which may exceed the entire amount of the collateral deposits.

      If the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Fund may have to pay in connection with such short sale.

      The Third Avenue Value Fund and the Baron Small Cap Fund may enter into short sales against the box. A short sale is against the box when, at all times during which a short position is open, the Fund owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short.

ASSET-BACKED SECURITIES

      The Third Avenue Value Fund and the Balanced Fund may also invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures similar to the mortgage-related securities described below. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

OVERSEAS PRIVATE INVESTMENT CORPORATION CERTIFICATES

      The Funds may invest in Certificates of Participation issued by the Overseas Private Investment Corporation ("OPIC"). OPIC is a U.S. Government agency that sells political risk insurance and loans to help U.S. businesses invest and compete in over 140 emerging markets and developing nations worldwide. OPIC provides medium to long-term loans and guaranties to projects involving significant equity or management participation. OPIC can lend up to $250 million per project on either a project finance or a corporate finance basis in countries where conventional institutions are often unable or unwilling to lend on such a basis. OPIC issues Certificates of Participation to finance projects undertaken by U.S. companies. These certificates are guaranteed by OPIC and backed by the full faith and credit of the U.S. Government.

FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS

      The Third Avenue Value Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Fund will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Fund cannot or will not invest.

      Floating rate securities pay interest according to a coupon that is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

      The Third Avenue Value Fund does not intend to invest more than 5% of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

ASSET COVERAGE

      To assure that a Fund's use of futures and related options, as well as when-issued and delayed- delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with the Trust's custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

WARRANTS AND RIGHTS

      Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Baron Small Cap Fund and the Eagle Capital Appreciation Fund may purchase warrants and rights, provided that neither Fund presently intends to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

INVESTMENT IN EQUITY AND DEBT SECURITIES BY THE THIRD AVENUE VALUE FUND

      In selecting common stocks for the Third Avenue Value Fund, the Sub-Advisor generally seeks companies that exhibit the following characteristics:

o A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information), where debt service1 consumes a small part of such companies' cash flow.

o Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders.

o Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Sub-Advisor believes are reliable benchmarks to aid in understanding the business, its values and its dynamics.

o Availability of the security at a market price which the Sub-Advisor believes is at a substantial discount to the Sub-Advisor's estimate of what the issuer is worth as a private company or as a takeover or merger and acquisition candidate.

      In selecting preferred stocks, the Sub-Advisor will use its selection criteria for either common stocks or debt securities, depending on the Sub-Advisor's determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer's capital structure. Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

      The Third Avenue Value Fund intends its investment in debt securities to be, for the most part, in securities which the Sub-Advisor believes will provide above-average current yields, yields to events, or yields to maturity. In selecting debt instruments for the Fund, the Sub-Advisor requires the following characteristics:

o     Strong covenant protection, and

o Yield to maturity at least 500 basis points above that of a comparable credit.

      In acquiring debt securities for the Fund, the Sub-Advisor generally will look for covenants that protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the Sub-Advisor will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, refinancings, or acquisitions. The Sub-Advisor will also use its best judgment as to the most favorable range of maturities. In general, Third Avenue Value Fund will acquire debt issues that have a senior position in an issuer's capitalization and will avoid "mezzanine" issues such as non-convertible subordinated debentures. See also "Fixed-Income and Other Debt Investment Securities."


------------------
"Debt service" means the current annual required payment of interest and principal to creditors.

INVESTMENTS BY THE ETF FUNDS

      Each ETF Fund seeks to achieve its investment goal by investing substantially all of its assets in a select group of exchange traded funds
(ETFs) of the iShares(R) Trust* representing a different combinations of stocks, bonds, and cash investments and reflecting varying degrees of potential investment risk and reward. Each ETF Fund may also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

---------------------------------------------------------------------------------------------------------------------
                                                                   Conservative    Moderate    Aggressive    Enhanced
Underlying Funds                                                     ETF Fund      ETF Fund     ETF Fund     ETF Fund
---------------------------------------------------------------------------------------------------------------------
iShares(R) Trust: iShares Lehman 1-3 Treasury Bond Fund                 13%            --         --           --
iShares(R) Trust: iShares Lehman Aggregate Bond Fund                    54%            42%        19%           3%
iShares(R) Trust: iShares MSCI EAFE Index Fund                           7%             5%         4%          22%
iShares(R) Trust: iShares S&P MidCap 400 BARRA/Value Index Fund          2%             9%        13%          22%
iShares(R) Trust: iShares S&P MidCap 400 BARRA/Growth Index Fund         2%             3%         5%           3%
iShares(R) Trust: iShares S&P SmallCap 600 BARRA/Value Index Fund        3%             5%         8%          22%
iShares(R) Trust: iShares S&P SmallCap 600 BARRA/Growth Index Fund       2%             3%         3%           3%
iShares(R) Trust: iShares S&P 500/BARRA Value Index Fund                 6%            13%        18%          22%
iShares(R) Trust: iShares S&P 500/BARRA Growth Index Fund               11%            20%        30%           3%
---------------------------------------------------------------------------------------------------------------------

* iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). BGI's only relationship to the Trust and its affiliates is the licensing of certain trademarks and trade names of BGI. The ETF Funds are not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the ETF Funds or any member of the public regarding the advisability of investing in the ETF Funds or the iShares Funds. BGI has no obligation or liability in connection with the operation, marketing, or trading of the ETF Funds.

The following information directly relates to the investment policies, techniques, and risks of the underlying funds. It provides information about the types of securities in which one or more of the ETF Funds may invest through their investment in the underlying funds. However, the information in "Money Market Instruments" and "Repurchase Agreements" also applies generally to direct investments that may be made by the ETF Funds.

ETF FUNDS - GENERALLY

      The investment objective of each underlying fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index representing a segment of the U.S. bond market (in the case of the underlying bond funds) or representing publicly traded equity securities of companies in a particular broad market, market segment, market sector or group of industries (in the case of the underlying equity funds). Each underlying fund is managed by Barclays Global Fund Advisors ("BGFA"), a subsidiary of BGI.

      Shares of each underlying fund are listed on the AMEX, the NYSE, or the CBOE and trade throughout the day on these listing exchanges and other secondary markets. There can be no assurance that the requirements of a listing exchange necessary to maintain the listing of shares of any underlying fund will continue to be met. A listing exchange may, but is not required to, remove the shares of an underlying fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of an underlying fund, there are fewer than 50 beneficial owners of the shares of an underlying fund for 30 or more consecutive trading days; (ii) the value of the underlying index on which such underlying fund is based is no longer calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the listing exchange, makes further dealings on the listing exchange inadvisable. A listing exchange will remove the shares of an underlying fund from listing and trading upon termination of such underlying fund. As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels. The Trust reserves the right to adjust the share prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable underlying fund.

THE FOLLOWING SECTION APPLIES TO THE iSHARES LEHMAN AGGREGATE BOND FUND.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES

      The iShares Lehman Aggregate Bond Fund may invest in asset-backed and commercial mortgaged-backed securities (though it currently does not intend to do so). Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

THE FOLLOWING SECTION APPLIES TO THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

BONDS

      Each underlying fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date.

      An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

CURRENCY TRANSACTIONS

      No underlying fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the underlying fund's assets that are denominated in a foreign currency. An underlying fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

      A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

      Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an underlying fund's return with the performance of the underlying index and may lower the underlying fund's return. The underlying fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each underlying fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

DIVERSIFICATION STATUS

      Each underlying fund, except the iShares MSCI EAFE Index Fund, is diversified for purposes of the federal securities laws. With respect to 75% of an underlying fund's total assets, a diversified underlying fund does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25 percent of the underlying fund's total assets may be invested in any manner.

      A "non-diversified" classification means that an underlying fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the underlying index of such an underlying fund and, consequently, the underlying fund's investment portfolio. This may adversely affect the underlying fund's performance or subject the underlying fund's shares to greater price volatility than that experienced by more diversified investment companies.

      In addition, both diversified and non-diversified underlying funds may concentrate their investments in a particular industry or group of industries, as noted in the description of such underlying fund. The securities of issuers in particular industries may dominate the underlying index of such an underlying fund and consequently the underlying fund's investment portfolio. This may adversely affect its performance or subject the underlying fund's shares to greater price volatility than that experienced by less concentrated investment companies.

      Each underlying fund, however (whether diversified or non-diversified), intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, and to relieve the underlying fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain underlying funds and makes it less likely that such underlying funds will meet their investment objectives.

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

FOREIGN SECURITIES

      Each underlying fund may purchase publicly traded common stocks of foreign corporations. Each underlying fund's investment in common stock of foreign corporations may also be in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs and GDRs are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

      Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

FUTURES AND OPTIONS

      Each underlying fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective underlying index, to facilitate trading or to reduce transaction costs. Each underlying fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No underlying fund will use futures or options for speculative purposes. Each underlying fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each underlying fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, each underlying fund is not subject to registration or regulation as a commodity pool operator under the CEA.

      A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each underlying fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each underlying fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

      Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each underlying fund may enter into futures contracts to purchase security investments when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

      An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each underlying fund. The potential for loss related to writing options is unlimited.

      Each underlying fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

      Upon entering into a futures contract, an underlying fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to each underlying fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, each underlying fund may elect to close the position by taking an opposite position, which will operate to terminate the underlying fund's existing position in the contract.

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

ILLIQUID SECURITIES

      Each underlying fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

INVESTMENT COMPANIES, REITS

      Each underlying fund may invest in the securities of other investment companies (including money market funds) and (except with respect to the iShares Lehman 1-3 Treasury Bond Fund and iShares Lehman Aggregate Bond Fund) real estate investment trusts to the extent allowed by law. Under the 1940 Act, an underlying fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the underlying fund's total assets with respect to any one investment company and (iii) 10% of the underlying fund's total assets with respect to investment companies in the aggregate. Each underlying fund may invest its assets in securities of money market funds advised by BGFA or otherwise affiliated with such underlying fund. No underlying fund will invest more than 10% of its total assets in investment companies or other pooled investment vehicles.

LENDING PORTFOLIO SECURITIES

      Pursuant to guidelines approved by the underlying fund's Board, each underlying fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the U.S., organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the underlying fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the underlying funds' securities lending agent considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

      An underlying fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the underlying fund. In connection with lending securities, an underlying fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, an underlying fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the applicable underlying fund if a material event affecting the investment is to occur. An underlying fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

      BGI acts as securities lending agent for the underlying funds, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The underlying funds have also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

MONEY MARKET INSTRUMENTS

      Each underlying fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the underlying fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. BGFA received an exemptive order from the SEC that permits the funds it manages, including the underlying funds of the Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the underlying funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

THE FOLLOWING SECTION APPLIES TO THE iSHARES LEHMAN AGGREGATE BOND FUND.

MORTGAGE PASS-THROUGH SECURITIES

      A significant portion of the Lehman Brothers U.S. Aggregate Index (the "Lehman Aggregate Index") (recently, about 33%) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the Lehman Aggregate Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. Government-sponsored enterprises: the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Lehman Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

      An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the iShares Lehman Aggregate Bond Fund seeks to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The underlying fund intends to use TBA transactions in several ways. For example, the underlying fund expects that it will regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll" the underlying fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the underlying fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counter party to a TBA transaction would expose the underlying fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the underlying fund will enter into TBA transactions only with established counter parties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counter parties. The underlying fund's use of "TBA rolls" may cause the underlying fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other underlying funds described herein.

      The iShares Lehman Aggregate Bond Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with BGFA.

REPURCHASE AGREEMENTS

      Each underlying fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should an underlying fund enter into a repurchase agreement, each such underlying fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose each underlying fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which each underlying fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

REVERSE REPURCHASE AGREEMENTS

      Each underlying fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the underlying fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the underlying fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the underlying fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each underlying fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the underlying fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each underlying fund's assets. The custodian bank will maintain a separate account for each underlying fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS

      Each underlying fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which an underlying fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC");
(iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA, (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by SP; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by an underlying fund.

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

SWAP AGREEMENTS

      Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the underlying fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of an underlying fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

THE FOLLOWING SECTION APPLIES TO THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

U.S. GOVERNMENT OBLIGATIONS

      The iShares Lehman 1-3 Treasury Bond Fund invests almost exclusively in various types of U.S. Government obligations and the iShares Lehman Aggregate Bond Fund invests a portion of its assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e., GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e., FNMA) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

GENERAL CONSIDERATIONS AND RISKS

      An investment in an underlying fund should be made with an understanding that the value of an underlying fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market. An investment in an underlying fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of iShares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

      Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

      Although most of the securities in the underlying investments are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of an underlying fund's shares will be adversely affected if trading markets for an underlying fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

RISKS OF FUTURES AND OPTIONS TRANSACTIONS

      There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each underlying fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the underlying index. In the event of adverse price movements, an underlying fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if an underlying fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, an underlying fund may be required to deliver the instruments underlying the future contracts it has sold.

      The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The underlying funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The underlying funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

      Utilization of futures and options on futures by an underlying fund involves the risk of imperfect or even negative correlation to the underlying index if the index underlying the futures contract differs from the underlying index. There is also the risk of loss by an underlying fund of margin deposits in the event of bankruptcy of a broker with whom an underlying fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

      Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each underlying fund to substantial losses. In the event of adverse price movements, each underlying fund would be required to make daily cash payments of variation margin.

      Although each underlying fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.


RATING SERVICES

      The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, each Sub-Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but a Sub-Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Trust's Prospectus is set forth in the Appendix.

                             INVESTMENT RESTRICTIONS

      FUNDAMENTAL POLICIES. The "fundamental policies" of each Fund may not be changed with respect to the Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

THE FOLLOWING FUNDAMENTAL POLICIES ARE APPLICABLE TO ALL FUNDS:

      Each Fund may not:

      (1) issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

      (2) engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

      (3) underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies;


      (4) (i) (ALL FUNDS EXCEPT ETF FUNDS) purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

            (ii) (ETF FUNDS) concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) except that an ETF Fund will concentrate to approximately the same extent that its underlying funds and their underlying index concentrates in the stocks of such particular industry or group of industries (for purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered issued by members of any industry);

      (5) purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

      (6) purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and
(iv) purchase or sell futures contracts; and

      (7) make loans to other persons except that the Fund may (i) engage in repurchase agreements (or reverse repurchase agreements for the ETF Funds); (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

      NONFUNDAMENTAL OPERATING POLICIES. Certain Funds have adopted additional restrictions as a matter of "operating policy." These restrictions are nonfundamental and are changeable by the Board of Trustees without a shareholder vote.


THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE TO ALL FUNDS EXCEPT THE EMERGING GROWTH FUND, BARON SMALL CAP FUND, THIRD AVENUE VALUE FUND, EAGLE CAPITAL APPRECIATION FUND, MONEY MARKET FUND AND ETF FUNDS.


      THE FUNDS MAY NOT:

(i) ENHANCED DIVIDEND 30 FUND, VALUE PLUS FUND, GROWTH & Income Fund, Balanced Fund and High Yield Fund - borrow money (including through reverse repurchase agreements or covered dollar rolls involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%;

      CORE BOND FUND ONLY - except for the use of reverse repurchase agreements and covered dollar rolls, borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes.

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

(v) invest for the purpose of exercising control or management;


(vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company, provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;


(vii) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid in accordance with guidelines approved by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations ("NRSRO'S") and the Fund's Board of Trustees have determined the commercial paper to be liquid in accordance with the guidelines approved by the Fund's Board of Trustees; or (ii) if only one NRSRO rates the security, the security is rated in one of the two highest categories by that NRSRO and the Fund Advisor has determined that the commercial paper is equivalent quality and is liquid in accordance with guidelines approved by the Fund's Board of Trustees;

(viii) invest more than 10% of the Fund's total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A Securities deemed liquid in accordance with guidelines approved by the Fund's Board of Trustees);

(ix) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(x) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time;

(xi) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

(xii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

(xiii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE TO THE EMERGING GROWTH FUND.

(i) The Emerging Growth Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage.

(ii) The following activities will not be considered to be issuing senior securities with respect to the Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; (c) a pledge, mortgage or hypothecation of the Fund's assets to secure its borrowings; or (d) a pledge of the Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE TO THE BARON SMALL CAP FUND AND THE THIRD AVENUE VALUE FUND:

(i) The Funds do not currently intend to borrow money or issue senior securities, except that the Third Avenue Value Fund may borrow in an amount up to 10% of its total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. Baron Small Cap Fund may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests. The Baron Small Cap Fund may not borrow amounts in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of the Baron Small Cap Fund's total assets, the Fund will make no further investments until such borrowing is repaid. It is the current intention of the Baron Small Cap Fund not to borrow money in excess of 5% of its assets. A Fund may pledge up to 5% (10% in the case of Baron Small Cap Fund) of its total assets as security for such borrowing. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Fund.

(ii) The Funds do not currently intend to mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by a Fund except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Fund's total assets taken at cost (10% in the case of Baron Small Cap Fund), provided that this does not prohibit escrow, collateral or margin arrangements in connection with the use of options, futures contracts and options on futures contracts by a Fund that may use options or futures strategies.

(iii) The Funds do not currently intend to purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that a Fund that may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts.

(iv) The Funds do not currently intend to make short sales of securities or maintain a short position, except to the extent described in the Prospectus or Statement of Additional Information.

(v) BARON SMALL CAP FUND ONLY. The Fund may write call options if the calls written by any of the Fund are covered throughout the life of the option. A call is covered if the Fund (i) owns the optioned securities, (ii) has an immediate right to acquire such securities, without additional consideration, upon conversion or exchange of securities currently held in the Fund or (iii) in the case of options on certain U.S. Government securities or which are settled in cash, the Fund maintains, in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value sufficient to meet its obligations under the call.

(vi) BARON SMALL CAP FUND ONLY. The Fund may write listed put options only if they are secured. A put is secured if a Fund (i) maintains in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value equal to the exercise price or (ii) holds a put on the same underlying security at an equal or greater exercise price.

(vii) The Funds may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets.

(viii) The Funds do not currently intend to purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and margin and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. For purposes of this guideline, options on futures contracts and foreign currency options traded on a commodities exchange will be considered related options.

(ix) The Funds do not currently intend to enter into futures contracts, options on futures contracts or foreign currency options traded on a commodities exchange for which the aggregate initial margin and premiums exceed 5% of a Fund's total assets (calculated in accordance with CFTC regulations).

THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE TO THE EAGLE CAPITAL APPRECIATION FUND.

(i) The Fund does not currently intend to borrow money or issue senior securities, except in an amount up to 10% of its total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge up to 5% of its total assets as security for such borrowing.

(ii) The Fund does not currently intend to mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Fund's total assets taken at cost.

(iii) The Fund does not currently intend to purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions.

(iv) The Fund does not currently intend to purchase any securities issued by any other investment company except (i) by purchase in the open market where no commission or profit, other than a customary broker's commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, (ii) in connection with the merger, consolidation or acquisition of all the securities or assets of another investment company and (iii) purchases of collateralized mortgage obligations or asset-backed securities, the issuers of which are investment companies.

(v) The Fund does not currently intend to make short sales of securities or maintain a short position.

(vi) The Fund does not currently intend to purchase or sell puts, calls, options, straddles, commodities or commodities futures.

THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE ONLY TO THE MONEY MARKET FUND.

(i) The Money Market Fund does not currently intend to issue or sell any senior security as defined by the 1940 Act except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

(ii) The Money Market Fund does not currently intend to borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Money Market Fund does not currently intend to make any borrowing that would cause outstanding borrowings to exceed one-third of the value of its total assets.

(iii) The Money Market Fund does not currently intend to purchase, hold or deal in real estate.

(iv) The Money Market Fund does not currently intend to purchase, hold or deal in commodities.

(v) The Money Market Fund does not currently intend to engage in the purchase or sale of put or call options.

(vi) The Money Market Fund does not currently intend to make loans to other persons if, as a result, more than one-third of the value of the Fund's total assets would be subject to such loans. This limitation does not apply to (a) the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations or (b) engaging in repurchase transactions.

(vii) The Money Market Fund does not currently intend to invest in oil, gas or other mineral explorative or development programs.

(viii) The Money Market Fund does not currently intend to invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

(ix) The Money Market Fund does not currently intend to purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

(x) The Money Market Fund does not currently intend to invest more than 25% of its total assets in a particular industry, except that the Fund may invest more than 25% of total assets in securities of banks. Currently, the Securities and Exchange Commission defines the term "bank" to include U.S. banks and their foreign branches if, in the case of foreign branches, the parent U.S. bank is unconditionally liable for such obligations. These limitations do not apply to obligations of the U.S. government or any of its agencies or instrumentalities. The Money Market Fund does not consider utilities or companies engaged in finance generally to be one industry. Finance companies will be considered a part of the industry they finance (e.g., GMAC-auto; VISA-credit cards). Utilities will be divided according to the types of services they provide; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

(xi) The Money Market Fund does not currently intend to purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities.

(xii) The Money Market Fund does not currently intend to invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

(xiii) The Money Market Fund does not currently intend to purchase securities or evidence of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

(xiv) The Money Market Fund does not currently intend to make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

THE FOLLOWING NONFUNDAMENTAL OPERATING POLICY IS APPLICABLE ONLY TO THE HIGH YIELD FUND, THE CORE BOND FUND AND THE BARON SMALL CAP FUND.

      Each Fund may not change its policy of investing, under normal circumstances, at least 80% of its net assets (defined as net assets, plus the amount of any borrowings for investment purposes), in investments suggested by the Fund's name as described in the Prospectus, without providing shareholders with at least 60 days' prior notice of such change. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

                                 CODE OF ETHICS

         The Trust, the Distributor, the Advisor and the Sub-Advisors have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, and may permit such persons to invest in securities that may be purchased or held by a Fund, subject to restrictions on investment practices that may conflict with the interests of the Funds.


                             PROXY VOTING PROCEDURES


      Each Fund has adopted its Sub-Advisor's policies and procedures for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of a Fund's shareholders and those of the Sub-Advisor or its affiliates. Information about how the Funds voted proxies relating to their portfolio securities during the year ended June 30, 2004 is available without charge, upon request, by calling toll-free 1-800-543-0407 and on the SEC website at http://www.sec.gov. Listed below is a summary of the Sub-Advisors' proxy voting procedures:


TCW INVESTMENT MANAGEMENT COMPANY, LLC. TCW has adopted proxy-voting guidelines on issues involving governance, capital structure, mergers and restructuring, board of directors, anti-takeover provisions, compensation and other issues. When voting proxies, TCW's utmost concern is that all decisions be made solely in the interests of the Fund and with the goal of maximizing the value of the Fund's investments. The voting guidelines generally specify whether TCW will vote for or against a particular type of proposal. TCW's underlying philosophy is that its portfolio managers are best able to determine how best to further the Fund's interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee and an outside proxy voting service.

      Consistent with the approaches described above, the following are examples of TCW's voting position on specific matters.

      o     TCW will vote for director nominees in uncontested elections.

      o TCW will vote against proposals to authorize preferred stock if the Board has unlimited rights to set the terms and conditions.

      o TCW will vote against proposals to ratify or adopt poison pill plans.

      o TCW will vote against proposals to establish or increase super majority vote requirements.

      o TCW will vote for executive and director compensation plans unless they are dilutive beyond pre-determined levels, in which case such votes will be determined on a case-by-case basis.

      o     TCW will vote for mergers and acquisitions.

      If a potential conflict of interest arises, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of the Fund and in the interests of maximizing the value of its portfolio holdings. If a conflict of interest arises and the proxy vote is predetermined, TCW will vote accordingly. If a conflict of interest arises and there is no predetermined vote, TCW will refer the vote to an outside service for its consideration in the event the client's relationship is determined to be material to TCW. If TCW identifies a conflict of interest between a portfolio manager and an issuer soliciting proxy votes from TCW clients, the Proxy Committee will cast the vote.

WESTFIELD CAPITAL MANAGEMENT COMPANY LLC. Westfield's policy is to vote all proxies in the best interest of the Fund in accordance with its fiduciary obligations and applicable law. Westfield has a Proxy Committee composed of individuals from the investment committee, operations staff and compliance department. The Proxy Committee is responsible for setting general policy as to proxies. Westfield has also contracted with The Investor Responsibility Research Center ("IRRC") to assist it in the proxy voting process by providing proxy voting research and maintaining documentation to substantiate the manner in which Westfield votes proxies. Westfield maintains written voting guidelines setting forth the voting positions determined by its Proxy Committee on those issues believed most likely to arise day to day. These issues include board-approved proposals (election of directors, executive compensation, capitalization, acquisitions, mergers, reorganizations and anti-takeover measures) and shareholder proposals. Westfield will vote proxies in accordance with these guidelines, subject to two exceptions: 1) if the portfolio manager believes that following the guidelines would not be in the Fund's best interests and 2) for clients with plan assets subject to ERISA, Westfield may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines except when voting in accordance with AFL-CIO guidelines would be inconsistent with ERISA.

      The following are examples of Westfield's voting position on specific matters.

      o Westfield will withhold votes for the entire board of directors if the board does not have a majority of independent directors or the board does not have a nominating, audit and compensation committee composed solely of independent directors.

      o Westfield will vote on a case-by-case basis board approved proposals relating to executive compensation. Westfield may vote against executive compensation proposals where compensation is excessive by reasonable corporate standards or where a company fails to provide transparent disclosure of executive compensation.

      o Westfield will vote against board proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except Westfield will vote on a case-by-case basis poison pill proposals and proposals to adopt fair price provisions.

      If a conflict of interest should arise when voting proxies of an issuer that has a significant business relationship with Westfield, Westfield will vote proxies based solely on the investment merits of the proposal.

FORT WASHINGTON INVESTMENT ADVISORS, INC. Fort Washington's policy is to vote proxies in the best interests of a Fund at all times. Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of a Fund in accordance with its fiduciary duties and SEC rules governing investment advisers. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

      o maintain or strengthen the shared interests of stockholders and management;
      o     increase shareholder value; and
      o     maintain or increase shareholder rights generally.

      Proxy votes will generally be cast against proposals having the opposite effect of the above. Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, it will generally vote against it. Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, Fort Washington's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

       Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting. Fort Washington has retained IRRC to assist it in the proxy voting process and will use IRRC's proxy voting guidelines as a resource in its proxy voting.

      Fort Washington will review each proxy to assess the extent, if any, to which there may be a material conflict between it and the interests of a Fund. If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of a Fund (excluding any Fund that may have a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

      o If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington's part;
      o Fort Washington may engage an independent third party to determine how the proxy should be voted;
      o Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.


TODD INVESTMENT ADVISORS, INC. Todd will vote proxies solely in the best long-term interests of the Fund. Todd has adopted guidelines on key issues such as election of directors, stock incentive plans, expensing of options, severance agreements, takeover provisions, and social and environmental issues. Todd employs Institutional Shareholder Services ("ISS") to help it analyze particular issues. The following are examples of Todd's position on specific matters.

Todd will generally vote for proposals seeking to end the staggered election of directors and prefers that all directors be elected annually.

      o Todd will generally support proposals requiring a majority of independent directors on the board.
      o     Todd prefers to see the separation of Chairman and CEO positions.
      o     Todd prefers that all incumbent directors own company stock.
      o Todd prefers that all stock incentive plans be limited to restricted stock or other truly long-term incentive plans, but recognizes that short-term incentive plans do have a place in providing key executives with a balanced compensation program.
      o     Todd supports proposals requiring the expensing of options.

      If a conflict of interest should arise, Todd will inform its Executive Committee of the conflict and notify the shareholder why Todd's vote may differ from the shareholder's request. Todd will consider a shareholder's request but will vote only for what it believes will best advance the long-term interests of shareholders.


OPCAP ADVISORS, LLC. OpCap (the "Company") has adopted written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines") that are reasonably designed to ensure that the Company is voting in the best interest of the Fund. The Proxy Guidelines reflect the Company's general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case-by-case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. Upon receipt of the Fund's written request, the Company may also vote proxies for that Fund's account in a particular manner that may differ from the Proxy Guidelines. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

      In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to the Fund when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategies or products. In addition, the Company may refrain from voting a proxy on behalf of the Fund's accounts due to de minimus holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.


      To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company's handling of proxy voting responsibilities.

THIRD AVENUE MANAGEMENT LLC ("TAM"). TAM has adopted proxy voting policies and procedures for the voting of proxies on behalf of accounts for which TAM has voting discretion, including the Third Avenue Value Fund. Under TAM's proxy voting policy, the Fund's portfolio securities must be voted in the best interests of the Fund.

      Normally, TAM exercises proxy-voting discretion on particular types of proposals in accordance with guidelines set forth in its proxy voting policy. The proxy guidelines address, for example, the election of directors, classified boards, cumulative voting and blank check preferred stock. The guidelines are subject to exceptions on a case-by-case basis. On issues not specifically addressed by the guidelines, TAM will analyze how the proposal may affect the value of the Fund and vote in accordance with what it believes to be the best interests of the Fund's shareholders.

      TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to the Fund. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

      An employee of TAM who may have direct or indirect influence on a proxy voting decision who becomes aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest is required to bring the issue to TAM's General Counsel. TAM's General Counsel will analyze each potential or actual conflict of interest presented to determine materiality and will document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, TAM's General Counsel is required to address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that TAM votes in accordance with a predetermined policy, (3) following the published voting policy of ISS,
(4) engaging an independent third party professional to vote the proxy or advise TAM how to vote or (5) presenting the conflict to the Board of Trustees and obtaining discretion on how to vote.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. Deutsche has adopted Proxy Voting Guidelines that set forth its standard voting positions on various common proxy voting matters, including but not limited to, proposals on board of director elections, management compensation, mergers and acquisitions, changes to capital structure, social responsibility issues and anti-takeover provisions. Any client proxy vote that (i) is not addressed by specific instructions from the Fund,
(ii) is not covered by the Proxy Voting Guidelines, or (iii) is one in which Deutsche believes that voting in accordance with the Proxy Voting Guidelines may not be in the best economic interests of the Fund, will be evaluated and voted by Deutsche's proxy voting committee in accordance with the Proxy Voting Policies.

      Deutsche's Proxy Voting Policies also contain policies that are designed to ensure that material conflicts of interest are avoided and/or resolved in a manner consistent with Deutsche's fiduciary role and the best economic interests of Deutsche's clients. Generally, under normal circumstances, Deutsche will vote proxies in accordance with the pre-determined Proxy Voting Guidelines. In the limited circumstances where Deutsche's proxy voting committee evaluates and votes a particular proxy, the proxy voting committee shall vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of clients. If Deutsche determines, however, that a material conflict of interest exists with respect to a particular proxy that is being considered by its proxy voting committee, Deutsche will either follow (i) the instructions obtained from affected clients, or (ii) the recommendations of an independent third-party proxy voting specialist.

BAMCO INC. It is the policy of BAMCO in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for the Fund. To ensure consistency in voting proxies on behalf of the Fund, BAMCO utilizes proxy-voting guidelines. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues.

      BAMCO will vote the Fund's proxies in the best interests of the Fund and not its own. In voting proxies, BAMCO will avoid material conflicts of interests between the interests of BAMCO and its affiliates on the one hand and the interests of the Fund on the other. BAMCO recognizes that it may have a material conflict of interest in voting a client proxy where (i) it manages assets, administers employee benefit plans, or provides brokerage, underwriting or insurance to companies whose management is soliciting proxies; (ii) it manages money for an employee group that is the proponent of a proxy proposal; (iii) it has a personal relationship with participants in a proxy solicitation or a director or candidate for director; or (iv) it otherwise has a personal interest in the outcome in a particular matter before shareholders. Notwithstanding the above categories, BAMCO understands that the determination of whether a "material conflict" exists depends on all of the facts and circumstances of the particular situation. BAMCO acknowledges the existence of a relationship of the type discussed above is sufficient for a material conflict to exist, even in the absence of any active efforts to solicit the investment adviser with respect to a proxy 66vote.

EAGLE ASSET MANAGEMENT INC. It is the policy of Eagle to generally vote proxies in furtherance of the long-term economic value of the underlying securities. Eagle considers each proxy proposal on its own merits, and makes an independent determination of the advisability of supporting or opposing management's position. Eagle believes that the recommendations of management should be given substantial weight, but will not support management proposals that Eagle believes are detrimental to the underlying value of the Fund's positions.

      Eagle usually opposes proposals that dilute the economic interest of shareholders, and also opposes those that reduce shareholders' voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a "going concern" value for every holding. If the offer approaches or exceeds Eagle's value estimate, Eagle will generally vote for the merger, acquisition or leveraged buy-out.

      The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle's general approach to a wide range of issues.

I.    Directors and Auditors

            Eagle generally supports the management slate of directors, although Eagle may withhold its votes if the board has adopted excessive anti-takeover measures. Eagle favors inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, Eagle will support management's selection of auditors.

II.   Corporate Governance

            In the area of corporate governance, Eagle will generally support proxy measures that it believes tends to increase shareholder rights.

            Eagle generally votes against anti-takeover proposals that it believes would diminish shareholder rights.

      Eagle generally votes on other corporate governance issues as follows:

      A. Other Business. Absent any compelling grounds, Eagle usually authorizes management to vote in its discretion.

      B. Differential Voting Rights. Eagle usually votes against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares.

      C. Directors-Share Ownership. While Eagle views some share ownership by directors as having a positive effect, it will usually vote against proposals requiring directors to own a specific number of shares.

      D. Independent Directors. While Eagle opposes proposals that would require that a board consist of a majority of independent directors, it may support proposals that call for some independent positions on the board.

      E. Preemptive Rights. Eagle generally votes against preemptive rights proposals, as they may tend to limit share ownership, and they limit management's flexibility to raise capital.

      F. Employee Stock Ownership Plans (ESOPs). Eagle evaluates ESOPs on a case-by-case basis. Eagle usually votes for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, Eagle examines the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. Eagle may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. Eagle votes against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device.

III.  Compensation and Stock Option Plans

            Eagle reviews compensation plan proposals on a case-by-case basis. Eagle believes that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so Eagle generally tends to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, Eagle may vote in opposition.

            With respect to compensation plans that utilize stock options or stock incentives, Eagle generally votes with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company's stock for the award of options, Eagle may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements.

IV.   Social Issues

            Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, Eagle has found that management generally analyzes such issues on the same basis, and so Eagle generally supports management's recommendations on social issue proposals.

V.    Conflicts of Interest

            Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle's proxy votes are cast as prescribed by Eagle's guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle's Guidelines, Eagle's Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle's overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy-voting rights are exercised.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

      The Board of Trustees is responsible for the overall management and supervision of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The name, age, address, present position(s) with the Trust, principal occupation(s) for the past 5 years and other directorships held outside the fund complex for each Trustee and principal officer of the Trust are set forth in the following table:

TRUSTEES OF THE TRUST

--------------------------------------------------------------------------------------------------------------------------------
Interested Trustees(1):
--------------------------------------------------------------------------------------------------------------------------------
         Name            Position      Term of      Principal Occupation(s) During Past 5        Number            Other
        Address          Held with     Office(2)                   Years                           of          Directorships
          Age            Trust           And                                                     Funds            Held(4)
                                       Length                                                   Overseen
                                       of Time                                                   in the
                                       Served                                                  Touchstone
                                                                                                Family of
                                                                                                 Funds(3)
--------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder         President     Until        Senior Vice President of The Western and        32      Director of
Touchstone               and Trustee   retirement   Southern Life Insurance Company.                        LaRosa's (a
Advisors, Inc.                         at age 75    President and a director of IFS                         restaurant chain).
221 East Fourth Street                 or until     Financial Services, Inc. (a holding
Cincinnati, OH                         she          company). She is a director of Capital
Age: 49                                resigns or   Analysts Incorporated (an investment
                                       is           advisor and broker-dealer), Integrated
                                       removed      Fund Services, Inc. (the Trust's
                                                    administrator, accounting and transfer
                                       Trustee      agent), IFS Fund Distributors, Inc. (a
                                       since 1999   broker-dealer), Touchstone Advisors,
                                                    Inc. (the Trust's investment
                                                    advisor) and Touchstone
                                                    Securities, Inc. (the
                                                    Trust's distributor). She is
                                                    also President and a
                                                    director of IFS Agency
                                                    Services, Inc. (an insurance
                                                    agency), W&S Financial Group
                                                    Distributors, Inc. and IFS
                                                    Systems, Inc. She is Senior
                                                    Vice President and a
                                                    director of Fort Washington
                                                    Brokerage Services, Inc. (a
                                                    broker-dealer). She is
                                                    President of Touchstone
                                                    Tax-Free Trust, Touchstone
                                                    Investment Trust, Touchstone
                                                    Variable Series Trust and
                                                    Touchstone Strategic Trust.
                                                    She was President of
                                                    Touchstone Advisors, Inc.
                                                    and Touchstone Securities,
                                                    Inc. until 2004.
--------------------------------------------------------------------------------------------------------------------------------
John F. Barrett          Trustee       Until        Chairman of the Board, President and              32    Director of The
The Western and                        retirement   Chief Executive Officer of The Western                  Andersons Inc. (an
Southern Life Insurance                at age 75    and Southern Life Insurance Company,                    agribusiness and
Company                                or until     Western- Southern Life Assurance Company                retailing
400 Broadway                           he resigns   and Western & Southern Financial Group,                 company),
Cinncinnati, OH                        or is        Inc.; Director and Chairman of Columbus                 Convergys
Age 56                                 removed      Life Insurance Company; Fort Washington                 Corporation (a
                                                    Investment Advisors, Inc., Integrity                    provider of
                                       Trustee      Life Insurance Company and National                     business support
                                       since 2000   Integrity Life Insurance Company;                       systems and
                                                    Director of Eagle Realty Group, Inc.,                   customer care
                                                    Eagle Realty Investments, Inc.;                         operations) and
                                                    Integrated Fund Services, Inc. and IFS                  Fifth Third
                                                    Holdings, Inc.; Director, Chairman and                  Bancorp.
                                                    CEO of WestAd, Inc.; President and
                                                    Trustee of Western & Southern Financial
                                                    Fund, Inc.
--------------------------------------------------------------------------------------------------------------------------------
John R. Lindholm         Trustee       Until        President, CEO and Director of Integrity       15                 None
Integrity Life                         retirement   Life Insurance Company and National
Insurance Company                      at age 75    Integrity Life Insurance Company.  He
515 West Market                        or until     was the President of the Retail Business
Street, 8th Floor                      he resigns   Division of Arm Financial Group from
Louisville, KY                         or is        1996 until 2000.
Age: 56                                removed

                                       Trustee
                                       since 2003
--------------------------------------------------------------------------------------------------------------------------------
Independent
Trustees:
--------------------------------------------------------------------------------------------------------------------------------
Richard L. Brenan        Trustee       Until        Retired Managing Partner of KPMG LLP (a        32       Director of Wing
c/o Touchstone                         retirement   certified public accounting firm);                      Eyecare Companies.
Advisors, Inc.                         at age 75    Director of The National Underwriter
221 East Fourth Street                 or until     Company (a publisher of insurance and
Cincinnati, OH                         he resigns   finance services products) until 2003.
Age: 60                                or is
                                       removed

                                       Trustee
                                       since 2005
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
J. Leland Brewster II    Trustee       Until        Retired Senior Partner of Frost Brown           32      Director of
5155 Ivyfarm Road                      retirement   Todd LLC (a law firm).                                  Consolidated
Cincinnati, OH                         in 2005 or                                                           Health Services,
Age: 76                                until he                                                             Inc.
                                       resigns or
                                       is removed

                                       Trustee
                                       since
                                       2000
--------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee       Until        President and Chief Executive Officer of        32      Director of the
105 East Fourth Street                 retirement   Cox Financial Corp. (a financial                        Federal Reserve
Cincinnati, OH                         at age 75    services company).                                      Bank of Cleveland;
Age: 57                                or until                                                             Broadwing, Inc. (a
                                       he resigns                                                           communications
                                       or is                                                                company); and
                                       removed                                                              Cinergy
                                                                                                            Corporation (a
                                       Trustee                                                              utility company).
                                       since 1994
--------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee       Until        Principal of HJL Enterprises (a                 32      None
2828 Highland Avenue                   retirement   privately held investment company).
Cincinnati, OH                         at age 75
Age: 66                                or until
                                       he resigns
                                       or is
                                       removed

                                       Trustee
                                       since 1999
--------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann       Trustee       Until        Executive for Duro Bag Manufacturing Co.        32      None
c/o Touchstone                         retirement   (a bag manufacturer);  President of Shor
Advisors, Inc.                         at age 75    Foundation for Epilepsy Research (a
221 East Fourth Street                 or until     charitable foundation);  Trustee of
Cincinnati, OH                         he resigns   Riverfront Funds (mutual funds) from
Age: 66                                or is        1999 - 2004.
                                       removed

                                       Trustee
                                       since 2005
--------------------------------------------------------------------------------------------------------------------------------
Robert E.                Trustee       Until        Retired Partner of KPMG LLP (a certified        32      Trustee of Good
Stautberg                              retirement   public accounting firm).  He is Vice                    Samaritan
4815 Drake Road                        at age 75    President of St. Xavier High School.                    Hospital, Bethesda
Cincinnati, OH                         or until                                                             Hospital and
Age: 70                                he resigns                                                           Tri-Health, Inc.
                                       or is
                                       removed

                                       Trustee
                                       since 1994
--------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti          Trustee       Until        CEO, Chairman and Director of Avaton,           32      Director of Qmed
c/o Touchstone                         retirement   Inc. (a wireless entertainment                          (a health care
Advisors, Inc.                         at age 75    company).  President of Cincinnati                      management
221 E. Fourth Street                   or until     Biomedical (a life science and economic                 company).
Cincinnati, OH                         he resigns   development company). CEO, Chairman and
Age: 56                                or is        Director of Astrum Digital Information
                                       removed      (an information monitoring company) from
                                                    2000 until 2001; President of Great
                                       Trustee      American Life Insurance Company from
                                       since 2002   1999 until 2000; A Director of Chiquita
                                                    Brands International, Inc. until 2000.
--------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor, and an officer of various affiliates of the advisor and distributor, is an "interested person" of the Trust within the meaning of
      Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., Chairman of Fort Washington Investment Advisors, Inc., a Trust sub-advisor, and an officer of other affiliates of the advisor and distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Lindholm, as President and a director of National Integrity Life Insurance Company and Integrity Life Insurance Company, subsidiaries of The Western and Southern Life Insurance Company, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2 Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he or she sooner resigns or is removed.

3 The Touchstone Family of Funds consists of 15 series of the Trust, 7 series of the Touchstone Strategic Trust, 5 series of Touchstone Tax-Free Trust and 5 series of Touchstone Investment Trust.

4 Each Trustee, except Mr. Lindholm, is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Strategic Trust.

-----------------------------------------------------------------------------------------------------------------------------
Principal
Officers:
-----------------------------------------------------------------------------------------------------------------------------
        Name            Position       Term of      Principal Occupation(s) During Past        Number of        Other
      Address          Held with     Office and                   5 Years                        Funds       Directorships
        Age              Trust(1)     Length of                                               Overseen in        Held
                                     Time Served                                                  the
                                                                                               Touchstone
                                                                                               Family of
                                                                                                Funds(2)
-----------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder       President    Until            See biography above.                           32        Director of La
Touchstone                          resignation,                                                              Rosa's (a
Advisors, Inc.                      removal or                                                                restaurant
221 E. Fourth Street                disqualification                                                          chain).
Cincinnati, OH
Age: 49                             President
                                    since 2004;
                                    President
                                    from
                                    2000-2002
-----------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch       Vice          Until            Vice President-Compliance of IFS               32        None
Touchstone            President     resignation,     Financial Services, Inc., Director of
Advisors, Inc.        and  Chief    removal or       Compliance of Fort Washington Brokerage
221 E. Fourth Street  Compliance    disqualification Services, Inc.; Chief Compliance
Cincinnati, OH        Officer                        Officer of Puglisi & Co. from May 2001
Age: 48                             Vice             until August 2002; Vice President -
                                    President        Compliance of Palisade Capital
                                    since 2003       Management from June 1997 until January
                                                     2000.
-----------------------------------------------------------------------------------------------------------------------------
James H.  Grifo       Vice          Until            President of Touchstone Securities,            32        None
Touchstone            President     resignation,     Inc.  and Touchstone Advisors, Inc.
Securities, Inc.                    removal or       Managing Director, Deutsche Asset
221 E. Fourth Street                disqualification Management until 2001.
Cincinnati, OH
Age: 53                             Vice
                                    President
                                    since 2004
-----------------------------------------------------------------------------------------------------------------------------
William A. Dent       Vice          Until            Senior Vice President of Touchstone            32        None
Touchstone            President     resignation,     Advisors, Inc.; Marketing Director of
Advisors, Inc.                      removal or       Promontory Interfinancial Network from
221 E. Fourth Street                disqualification 2002-2003; Senior Vice President of
Cincinnati, OH                                       McDonald Investments from 1998 - 2001;
Age:  42                            Vice             Managing Director of Key Asset
                                    President        Management from 1991-1998.
                                    since 2004
-----------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft  Controller    Until            Senior Vice President, Chief Financial         32        None
Touchstone            and           resignation,     Officer and Treasurer of Integrated
Advisors, Inc.        Treasurer     removal or       Fund Services, Inc., IFS Fund
221 E. Fourth Street                disqualification Distributors, Inc. and Fort Washington
Cincinnati, OH                                       Brokerage Services, Inc. She is Chief
Age: 42                             Controller       Financial Officer of IFS Financial
                                    since 2000.      Services, Inc., Touchstone Advisors,
                                    Treasurer        Inc. and Touchstone Securities, Inc.
                                    since 2003       and Assistant Treasurer of Fort
                                                     Washington Investment Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Tina H. Bloom         Secretary     Until            Vice President - Managing Attorney of          32        None
Integrated Fund                     resignation,     Integrated Fund Services, Inc. and IFS
Services, Inc.                      removal or       Fund Distributors, Inc.
221 E. Fourth Street                disqualification
Cincinnati, OH
Age: 36                             Secretary
                                    since 1999
-----------------------------------------------------------------------------------------------------------------------------

1 Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Strategic Trust.
2 The Touchstone Family of Funds consists of 15 series of the Trust, 7 series of the Touchstone Strategic Trust, 5 series of Touchstone Tax-Free Trust and 5 series of Touchstone Investment Trust.

COMMITTEES OF THE BOARD. The Board has established the following committees to assist in its oversight functions. Each committee is composed entirely of Independent Trustees.

AUDIT COMMITTEE. Messrs. Brewster, Lerner, Siekmann and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. There were four Audit Committee meetings held during the fiscal year ended December 31, 2004.

VALUATION COMMITTEE. Messrs. Brenan, Cox and Zanotti are members of the Valuation Committee. The Valuation Committee is responsible for overseeing procedures for valuing securities held by the Trust and responding to any pricing issues that may arise. There were four Valuation Committee meetings held during the fiscal year ended December 31, 2004.

NOMINATING COMMITTEE. Messrs. Brewster, Cox and Stautberg are members of the Nominating Committee. The Nominating Committee is responsible for selecting candidates to serve on the Board. There were two Nominating Committee meetings held during the fiscal year ended December 31, 2004. The Nominating Committee does not consider nominees recommended by shareholders.

COMPLIANCE COMMITTEE. Messrs. Brenan, Cox, Lerner and Stautberg are members of the Compliance Committee. The Compliance Committee meets to discuss the Trust's compliance program and other compliance matters. There was one Compliance Committee meeting held during the fiscal year ended December 31, 2004.

TRUSTEES' OWNERSHIP IN FUNDS

The following table reflects the Trustees' beneficial ownership as of December 31, 2004:

                                                              Aggregate Dollar
                                      Dollar Range of        Range of Shares in
                                   Equity Securities in        the Touchstone
                                        the Trust            Family of Funds (1)
                                   --------------------      -------------------
John F. Barrett                            None                 Over $100,000
Richard L. Brenan                          None                     None
J. Leland Brewster II                      None              $50,001 - $100,000
Phillip R. Cox                             None                     None
H. Jerome Lerner                           None                 Over $100,000
John R. Lindholm                        Over $100,000            Over $100,00
Jill T. McGruder                           None              $50,001 - $100,000
Donald C. Siekmann                         None                     None
Robert E. Stautberg                        None              $50,001 - $100,000
John P. Zanotti                            None               $10,001 - $50,000

(1) The Touchstone Family of Funds consists of 15 series of the Trust, 5 series of Touchstone Tax-Free Trust, 7 series of Touchstone Strategic Trust and 5 series of Touchstone Investment Trust. Each Trustee, except Mr. Lindholm, is also a Trustee of Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Investment Trust.

INDEPENDENT TRUSTEES' COMPENSATION TABLE

The following table reflects the fees paid to the Independent Trustees by the Trust and the total compensation paid by the Touchstone Family of Funds for the year ended December 31, 2004. Messrs. Brenan and Siekmann were not Trustees during the period and therefore received no compensation.

                                 Compensation               Total Compensation
                                    from                        from the
                                 the Trust(1)             Touchstone Family(2)
                                 ------------             --------------------
Richard L. Brenan                  $     0                      $     0
J. Leland Brewster II              $ 8,200                      $31,600
Phillip R. Cox                     $ 8,950                      $34,600
H. Jerome Lerner                   $ 8,875                      $34,300
Donald C. Siekmann                 $     0                      $     0
Robert E. Stautberg                $ 9,000                      $34,600
John P. Zanotti                    $ 8,375                      $32,300

(1) Effective January 1, 2001, each Trustee who is not an interested person of the Trust (an "Independent Trustee") is eligible to participate in the Touchstone Trustee Deferred Compensation Plan that allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Family of Funds during the fiscal year ended December 31, 2004 is as follows: J. Leland Brewster II - $20,796, Robert E. Stautberg - $20,000 and John P. Zanotti - $21,291.
(2) The Touchstone Family of Funds consists of 15 series of the Trust, 5 series of Touchstone Tax-Free Trust, 7 series of Touchstone Strategic Trust and 5 series of Touchstone Investment Trust. Each Trustee, except Mr. Lindholm, is also a Trustee of Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Investment Trust.

For the fiscal year ended December 31, 2004, each Independent Trustee received a quarterly retainer of $4,000 and a fee of $3,000 for each Board meeting attended in person and $300 for attendance by telephone. Each Committee member (except the Compliance Committee members) received a fee of $1,000 for each committee meeting attended in person and $300 for attendance by telephone. The lead Trustee and Committee Chairmen received an additional $500 quarterly retainer. All fees were split equally among the Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Investment Trust.
Control Persons and Principal Security Holders

As of April __, 2005 the following shareholders owned of record or beneficially over 5% of the outstanding shares of a Fund. Shares that are held beneficially are indicated by an asterisk. Accounts that may be deemed to control a Fund are indicated by two asterisks.

--------------------------------------------------------------------------------
         Fund                         Shareholder                    % Owned
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*     Indicates that shares are held beneficially.
** May be deemed to control a Fund because it owned beneficially more than 25% of the outstanding shares as of __________, 2005.

As of April __, 2005, [the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Fund].

                     INVESTMENT ADVISORY AND OTHER SERVICES
ADVISOR

      Touchstone Advisors, Inc. (the "Advisor"), located at 221 East Fourth Street, Cincinnati, Ohio 45202, serves as the investment advisor for each Fund. The Advisor is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly owned subsidiary of the Western & Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western-Southern Mutual Holding Company.

          Ms. McGruder may be deemed to be an affiliate of the Advisor because of her position as a Director of the Advisor. Mr. Barrett may be deemed to be an affiliate of the Advisor because of his position as President and Chairman of Western-Southern Life Assurance Company and The Western and Southern Life Insurance Company, parent companies of the Advisor. Mr. Lindholm may be deemed to be an affiliate of the Advisor because of his position as President and CEO of Integrity Life Insurance Company and National Integrity Life Insurance Company, wholly-owned subsidiaries of Western & Southern Life Insurance Company. Ms. McGruder, Mr. Barrett and Mr. Lindholm, by reason of such affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

         The Advisor provides investment management services to each Fund pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The services provided by the Advisor consist of directing and supervising each Sub-Advisor, reviewing and evaluating the performance of each Sub-Advisor and determining whether or not any Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services.


      The Advisor receives a monthly fee from each Fund at an annual rate of the Fund's average daily net assets as set forth below.

Baron Small Cap Fund                       1.05% of average daily net assets.

Emerging Growth Fund                       0.80% of average daily net assets.

Third Avenue Value Fund                    0.80% on the first $100 million of
Balanced Fund                              average daily net assets;
                                           0.75% on the next $100 million of
                                           average daily net assets;
                                           0.70% on the next $100 million of
                                           average daily net assets; and 0.65%
                                           of such assets in excess of $300
                                           million.

Eagle Capital Appreciation Fund            0.75% on the first $100 million of
Value Plus Fund                            average daily net assets;
                                           0.70% on the next $100 million of
                                           average daily net assets;
                                           0.65% on the next $100 million of
                                           average daily net assets; and 0.60%
                                           of such assets in excess of $300
                                           million.

Enhanced Dividend 30 Fund                  0.65% on the first $100 million of
                                           average daily net assets;
                                           0.60% on the next $100 million of
                                           average daily net assets;
                                           0.55% on the next $100 million of
                                           average daily net assets; and
                                           0.50% of such assets in excess of
                                           $300 million.

Growth & Income Fund                       0.80% on the first $150 million of
                                           average daily net assets; and
                                           0.75% on such assets in excess of
                                           $150 million.

High Yield Fund                            0.50% on the first $100 million of
                                           average daily net assets;
                                           0.45% on the next $100 million of
                                           average daily net assets;
                                           0.40% on the next $100 million of
                                           average daily net assets; and
                                           0.35% of such assets in excess of
                                           $300 million.

Core Bond Fund                             0.55% on the first $100 million of
                                           average daily net assets;
                                           0.50% on the next $100 million of
                                           average daily net assets;
                                           0.45% on the next $100 million of
                                           average daily net assets; and
                                           0.40% of such assets in excess of
                                           $300 million.

Money Market Fund                          0.18% of average daily net assets.

Conservative ETF Fund                      0.40% of average daily net assets.
Moderate ETF Fund
Aggressive ETF Fund
Enhanced ETF Fund


      For the periods indicated, each Fund incurred the following investment advisory fees.

                                                                  ADVISORY FEES
                                                     --------------------------------------------
                                     Advisory Fee
                                         Rate           For the       For the           For the
                                     For Fiscal          Period          Year              Year
                                       Period             Ended         Ended             Ended
                                    Ended 12-31-04     12/31/04       12/31/03          12/31/02
                                   -----------------  ----------    -----------        ----------
Emerging Growth Fund                     0.80%         $312,020       $236,729          $243,643
Enhanced Dividend 30 Fund                0.65%         $153,950       $ 65,586          $ 61,961
Value Plus Fund                          0.75%         $144,786       $104,833          $ 44,362
Growth & Income Fund                     0.80%         $201,207       $216,804          $241,453
Balanced Fund                            0.80%         $185,678       $195,314          $201,843
High Yield Fund                          0.50%         $207,152       $224,576          $129,152
Core Bond Fund                           0.55%         $228,181       $242,570          $207,233
Money Market Fund                        0.18%         $126,137       $133,980          $ 55,274
Conservative ETF Fund*                   0.40%          $ 1,307          --                --
Moderate ETF Fund*                       0.39%          $ 1,285          --                --
Aggressive ETF Fund*                     0.40%          $ 1,245          --                --
Enhanced ETF Fund*                       0.40%          $ 1,075          --                --
                                     Advisory Fee       For the        For the          For the         For the
                                   Rate For Fiscal        Year        Six Months         Year             Year
                                       Year Ended        Ended          Ended            Ended           Ended
                                       12-31-04         12/31/04       12/31/03        06/30/03         06/30/02
                                   ------------------------------------------------------------------------------
Baron Small Cap Fund                    1.05%           $197,038       $ 73,462        $107,252         $94,655
Third Avenue Value Fund                 0.80%           $625,745       $248,046        $276,900         $281,854
Eagle Capital Appreciation Fund         0.75%           $247,500       $116,764        $126,615         $171,282

* Out of the advisory fee, the Advisor pays its affiliates, Integrity Life Insurance Company and National Integrity Life Insurance Company (the "Integrity Companies"), a shareholder servicing fee of up to .22% annually. In exchange for the shareholder servicing fee, the Integrity Companies provide services including (but not limited to) prospectus, financial report and statement delivery; telephone and Internet services for contract holders; and recordkeeping and similar administrative services. If an ETF Fund's Net Expenses exceed .50%, the Integrity Companies will reduce the shareholder servicing fee by a corresponding amount and, to the extent necessary, reimburse the Advisor from their own assets.

      The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor under which the Advisor provides oversight of the various service providers to the Trust. Pursuant to the Sponsor Agreement, the Advisor is entitled to a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor has agreed to waive its fees under the Sponsor Agreement or reimburse certain other fees and expenses of each Fund such that after such waivers and reimbursements, the aggregate Operating Expenses of each Fund (as used herein, "Operating Expenses" include amortization of organizational expenses but is exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) do not exceed that Fund's expense cap (the "Expense Cap"). Each Fund's Expense Cap is as follows: Baron Small Cap Fund - 1.65%; Emerging Growth Fund - 1.15%; Third Avenue Value Fund - 1.05%; Eagle Capital Appreciation Fund - 1.05%, Enhanced Dividend 30 Fund - 0.75%; Value Plus Fund - 1.15%; Growth & Income Fund - 0.85%; Balanced Fund - 0.90%; High Yield Fund - 0.80%; Core Bond Fund - 0.75%; Money Market Fund-Service Class - 0.54%, Class I
- 0.28%, Conservative ETF Fund - 0.50%, Moderate ETF Fund - 0.50%, Aggressive ETF Fund - 0.50% and Enhanced ETF Fund - 0.50%. Each Expense Cap may be terminated with respect to a Fund upon 30 days prior written notice by the Advisor after December 31, 2005.

      The Funds shall pay the expenses of their operation, including but not limited to (i) charges and expenses for accounting, pricing and appraisal services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of the custodian, transfer and administrative agent appointed by the Trust with respect to the Funds; (iv) brokers' commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Independent Trustees of the Trust; and (x) interest on borrowed money, if any. The Advisor pays the compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor.

      Set forth below are the advisory and sponsor fees waived and/or expenses reimbursed by the Advisor.

                                                For the           For the             For the
                                                Period             Year                Year
                                                 Ended             Ended               Ended
Fees Waived and/or Reimbursed                  12/31/04          12/31/03            12/31/02
                                             --------------    --------------     ----------------
Emerging Growth Fund                           $ 27,728          $ 30,672             $20,896
Enhanced Dividend 30 Fund                      $ 86,813          $ 74,353             $54,505
Value Plus Fund                                $ 34,429          $ 44,894             $47,688
Growth & Income Fund                           $120,960          $100,145             $67,161
Balanced Fund                                  $105,796          $ 96,055             $57,454
High Yield Fund                                $ 51,690          $ 57,304             $20,763
Core Bond Fund                                 $ 81,985          $ 72,968             $27,585
Money Market Fund                              $246,911          $168,103             $73,296
Conservative ETF Fund                          $ 44,407             --                  --
Moderate ETF Fund                              $ 45,325             --                  --
Aggressive ETF Fund                            $ 44,467             --                  --
Enhanced ETF Fund                              $ 44,488             --                  --

                                                 For the         For the             For the           For the
                                                   Year        Six Months             Year               Year
                                                  Ended           Ended               Ended             Ended
                                                 12/31/04       12/31/03            06/30/03            06/30/02
                                             ------------------------------------------------------------------------
Baron Small Cap Fund                             $ 6,554        $  7,414             $84,925            $69,514
Third Avenue Value Fund                          $112,590       $ 26,363             $18,853            $     0
Eagle Capital Appreciation Fund                  $ 62,097       $ 19,141             $62,080            $ 5,908

      By its terms, the Advisory Agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Advisor. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

      In determining whether to approve the continuation of the Advisory Agreement for the Funds, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Advisory Agreement is in the best interests of the Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies, (2) comparative performance information; (3) the Advisor's revenues and costs of providing services to the Funds; and (4) information about the Advisor's personnel.

      In approving the Funds' Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds including the personnel providing services; (2) the Advisor's compensation and profitability; (3) comparison of fees with other advisers and performance; (4) economies of scale; and (5) the terms of the Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by separate independent legal counsel throughout the process.

      NATURE, EXTENT AND QUALITY OF ADVISOR SERVICES. The Board considered the level and depth of knowledge of the Advisor. The Board discussed the Advisor's effectiveness in monitoring the performance of the Sub-Advisors and its timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, conversations and reports during the preceding year. The Board took into account the Advisor's willingness to consider and implement organizational and operational changes designed to improve investment results. The Board also took into account the Advisor's compliance policies and procedures and its policies and procedures regarding the prevention of market timing and late trading. The Board also considered the Advisor's efforts in marketing the Funds and the Advisor's role in coordinating the activities of the Funds' other service providers. The Board also considered the Advisor's relationship with its affiliates and the resources available to them.

      ADVISOR'S COMPENSATION AND PROFITABILITY. The Board also took into consideration the financial condition and profitability of the Advisor and its affiliates and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor's relationship with the Funds.

      EXPENSES AND PERFORMANCE. The Board compared the advisory fees and total expense ratios for the Funds with various comparative data, including the industry median and average advisory fees and expense ratios in each Fund's respective investment category, and found the advisory fees paid by the Funds were reasonable and appropriate under the facts and circumstances. The Board considered the Funds' performance results during the six-months, twelve-months and twenty-four months ended September 30, 2004 and noted that the Board reviews on a quarterly basis detailed information about the Funds' performance results, portfolio composition and investment strategies. The Board also considered the effect of each Fund's growth and size on its performance and expenses. The Board further noted that the Advisor has consistently waived advisory fees and reimbursed expenses for certain of the Funds as necessary to reduce their operating expenses to targeted levels. In reviewing the expense ratios and performance of the Funds, the Board also took into account the nature, extent and quality of the services provided by the Advisor and its affiliates.

      ECONOMIES OF SCALE. The Board considered the effective fees under the Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale. The Board also considered the fact that, under the Advisory Agreement, the fees payable to the Advisor by the Funds are reduced by total fees paid to the Sub-Advisors.

      CONCLUSION. In considering the renewal of the Funds' Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling. The Board reached the following conclusions regarding the Funds' Advisory Agreement with the Advisor, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the performance of each Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (d) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Board determined that continuation of the Advisory Agreement for the Baron Small Cap Fund, Emerging Growth Fund, Third Avenue Value Fund, Eagle Capital Appreciation Fund, Enhanced Dividend 30 Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, High Yield Fund, Core Bond Fund, Money Market Fund, Conservative ETF Fund, Moderate ETF Fund, Aggressive ETF Fund and Enhanced ETF Fund would be in the interests of the respective Fund and its shareholders.


FUND SUB-ADVISORS

      The Advisor has retained one or more sub-advisors (a "Sub-Advisor") to serve as the discretionary portfolio manager of each Fund. The Sub-Advisor (for all Funds except the ETF Funds) selects the portfolio securities for investment by a Fund, purchases and sells securities of a Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Advisor. The Sub-Advisor for the ETF Funds makes the daily operational and management decisions for the ETF Funds and is responsible for determining the asset allocation model for the investments held by an ETF Fund according to its investment goals and strategies. The Sub-Advisor receives a fee from the Advisor that is paid monthly at an annual rate of a Fund's average daily net assets as set forth below.

----------------------------------------------------------------------------
Baron Small Cap Fund
BAMCO Inc. ("BAMCO")                                              0.80%
----------------------------------------------------------------------------
Emerging Growth Fund (% of assets allocated)
TCW Investment Management Company LLC ("TCW")                     0.50%
Westfield Capital Management Company, LLC ("Westfield")           0.50%
----------------------------------------------------------------------------
Third Avenue Value Fund
Third Avenue Management LLC  ("Third Avenue")                     0.50%
----------------------------------------------------------------------------
Eagle Capital Appreciation Fund
Eagle Asset Management, Inc. ("Eagle")                            0.40%
----------------------------------------------------------------------------
Enhanced Dividend 30 Fund
Todd Investment Advisors, Inc. ("Todd")                           0.25%
----------------------------------------------------------------------------
Value Plus Fund
Fort Washington Investment Advisors, Inc. ("Fort Washington")     0.45%
----------------------------------------------------------------------------
Growth & Income Fund
Deutsche Investment Management Americas Inc. ("DIMA")             0.50%
----------------------------------------------------------------------------
Balanced Fund                                                     0.59%
OpCap Advisors LLC  ("OpCap")
----------------------------------------------------------------------------
High Yield Fund
Fort Washington Investment Advisors, Inc.                         0.30%
----------------------------------------------------------------------------
Core Bond Fund
Fort Washington Investment Advisors, Inc.                         0.30%
----------------------------------------------------------------------------
Money Market Fund
Fort Washington Investment Advisors, Inc.                         0.06%
----------------------------------------------------------------------------
Conservative ETF Fund*                                            0.10%
Todd Investment Advisors, Inc.
----------------------------------------------------------------------------
Moderate ETF Fund*                                                0.10%
Todd Investment Advisors, Inc.
----------------------------------------------------------------------------
Aggressive ETF Fund*                                              0.10%
Todd Investment Advisors, Inc.
----------------------------------------------------------------------------
Enhanced ETF Fund*                                                0.10%
Todd Investment Advisors, Inc.
----------------------------------------------------------------------------
* The Advisor's affiliate, Integrity Life Insurance Company, has guaranteed that Todd will receive a minimum annual fee of $10,000 per Fund for its services.

      The services provided by the Sub-Advisors are paid by the Advisor. The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor.

      The employment of each Sub-Advisor will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The employment of a Sub-Advisor may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Advisor, or by the Sub-Advisor. Each Sub-Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


         In approving the Funds' Sub-Advisory Agreements, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds including the personnel providing services; (2) the Sub-Advisor's compensation; (3) a comparison of sub-advisory fees and performance with other advisers; and (4) the terms of the Sub-Advisory Agreements. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by separate independent legal counsel throughout the process.

      NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Board considered information provided by the Advisor regarding the services provided by the Sub-Advisors, including information presented periodically throughout the previous year. The Board noted the affiliation of certain Sub-Advisors with the Advisor. The Board noted that, on a periodic basis, the Board meets with various portfolio managers of a Sub-Advisor to discuss their respective performance and investment process and strategies. The Board considered the Sub-Advisors' level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also considered the Sub-Advisors' regulatory and compliance history. It noted that the Advisor's compliance monitoring processes include quarterly reviews of compliance reports and annual compliance visits to the Sub-Advisors and that compliance issues are reported to the Board

      SUB-ADVISORY FEES AND FUND PERFORMANCE. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a sub-advisory fee to the Sub-Advisors. Therefore, the Board considered the amount retained by the Advisor and the fee paid to the Sub-Advisors with respect to the various services provided by the Advisor and the Sub-Advisors. The Board compared the sub-advisory fees for the Funds with various comparative data, including the industry median and average sub-advisory fees in each Fund's respective investment category, and found that each Fund's sub-advisory fee was reasonable and appropriate under the facts and circumstances.

      As noted above, the Board considered each Fund's performance during the six-months, twelve-months and twenty-four months ended September 30, 2004 as compared to each Fund's respective peer group and noted that it reviews on a quarterly basis detailed information about the Funds' performance results, portfolio composition and investment strategies. It noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Sub-Advisors. The Board was mindful of the Advisor's focus on the Sub-Advisors' performance and its ways of addressing underperformance.

      CONCLUSION. In considering the renewal of each Fund's Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisors are qualified to manage the applicable Fund's assets in accordance with its investment objectives and policies; (b) the Sub-Advisors maintain an appropriate compliance program; (c) the performance of each Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (d) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Sub-Advisors; and (e) the Sub-Advisors' investment strategies are appropriate for pursuing the respective investment objectives of each Fund. Based on their conclusions, the Board determined that approval of the Sub-Advisory Agreements for each Fund would be in the interests of the respective Fund and its shareholders.

      The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change non-affiliated Sub-Advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of a Fund will be notified of any changes in its Sub-Advisor.

SUB-ADVISOR CONTROL. Listed below is a description of the persons or entities that control the Sub-Advisors.

o BAMCO, Inc. is a wholly owned subsidiary of Baron Capital Group Inc., which is controlled by Ronald Baron.

o Westfield Capital Management Company LLC is a wholly-owned subsidiary of Boston Private Financial Holdings, Inc., a publicly traded company listed on the NASDAQ exchange.

o TCW Investment Management Company, LLC is a subsidiary of The TCW Group, Inc. The TCW Group, Inc. is a subsidiary of Societe Generale Asset Management S.A., which is owned by Societe Generale S.A.

o Third Avenue Management LLC is majority owned by Affiliated Managers Group, Inc. Affiliated Managers Group, Inc. is a publicly traded company listed on the NYSE.

o Eagle Asset Management Inc. is a wholly owned money management subsidiary of Raymond James Financial, Inc. Raymond James Financial, Inc. is a publicly traded company listed on the NYSE.

o Todd Investment Advisors, Inc. is a wholly-owned subsidiary of Fort Washington Investment Advisors, Inc. Fort Washington Investment Advisors, Inc. is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder, Mr. Barrett and Mr. Lindholm may be deemed to be affiliates of Todd Investment Advisors, Inc.

o Fort Washington Investment Advisors, Inc. is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder, Mr. Barrett and Mr. Lindholm may be deemed to be affiliates of Fort Washington Investment Advisors, Inc.

o Deutsche Investment Management Americas Inc. is a wholly-owned subsidiary of Deutsche Bank AG.

o OpCap Advisors LLC is a wholly-owned subsidiary of Oppenheimer Capital LLC. Oppenheimer Capital LLC is wholly-owned by Allianz Global Investors U.S. Equities LLC, a subsidiary of Allianz Global Investors of America L.P. The general partner of Allianz Global Investors of America L.P. is Allianz-PacLife Partners LLP. Allianz AG has majority ownership of, and controls, Allianz Global Investors of America L.P. and its subsidiaries, including Oppenheimer Capital LLC and OpCap Advisors LLC.

                               PORTFOLIO MANAGERS

      The following charts list the Funds' portfolio managers, the number of their other managed accounts per investment category, the total assets in each category of managed accounts and the beneficial ownership in the Fund(s) managed at the end of the December 31, 2004 fiscal year. Listed below the charts is (i) a description of accounts managed where the advisory fee is based on the performance of the account, if any, (ii) a description of the portfolio managers' compensation structure at the end of the December 31, 2004 fiscal year, and (iii) a description of any material conflicts that may arise in connection with the portfolio manager's management of the Fund's investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager, if any.

BARON SMALL CAP FUND - BAMCO, INC.

                                                 Other Accounts Managed
------------------------------------------------------------------------------------------------------
Portfolio Manager                                          Number of    Total              Beneficial
                                                           Accounts     Assets In          Ownership
                                                                        Accounts           In Fund
------------------------------------------------------------------------------------------------------

Ronald Baron            Registered Investment Companies    6            $7,661,000,000     $1-$10,000
------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   3            $  117,000,000
------------------------------------------------------------------------------------------------------
                        Other Accounts                     52           $  471,000,000
------------------------------------------------------------------------------------------------------

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. Mr. Baron manages two pooled investment vehicles where the advisory fee is based on the performance of the account. The total assets in the accounts are $57 million.

COMPENSATION STRUCTURE. Mr. Baron's compensation is fixed based on a three-year contract that expires February 28, 2006. His compensation includes a fixed base salary and a fixed bonus that it roughly equivalent to 40% of his base salary. In addition to cash compensation, Mr. Baron benefits from a line of credit that is guaranteed by Baron Capital.

EMERGING GROWTH FUND - TCW INVESTMENT MANAGEMENT COMPANY LLC
                       WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                                                   Other Accounts Managed
-------------------------------------------------------------------------------------------------------
                                                           Number of    Total              Beneficial
Portfolio Manager                                          Accounts     Assets In          Ownership
                                                                        Accounts           In Fund
-------------------------------------------------------------------------------------------------------
Nicholas Galluccio      Registered Investment Companies    7            $2,237,007,157     None
(TCW)
-------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   10           $1,388,387,359
-------------------------------------------------------------------------------------------------------
                        Other Accounts                     54           $3,631,579,643
-------------------------------------------------------------------------------------------------------
Susan Suvall (TCW)      Registered Investment Companies    7            $2,237,007,157     None
-------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   10           $1,388,387,359
-------------------------------------------------------------------------------------------------------
                        Other Accounts                     54           $3,631,579,643
-------------------------------------------------------------------------------------------------------
William Muggia          Registered Investment Companies*   8            $1,761,411,395     $  500,001-
(Westfield)                                                                                $1,000,000*
-------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles*  4            $  461,545,266
-------------------------------------------------------------------------------------------------------
                        Other Accounts*                    519          $5,531,422,833
-------------------------------------------------------------------------------------------------------
Arthur Bauernfeind      Registered Investment Companies*   8            $1,761,411,395     $  500,001-
(Westfield)                                                                                $1,000,000*
-------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles*  4            $  461,545,266
-------------------------------------------------------------------------------------------------------
                        Other Accounts*                    519          $5,531,422,833
-------------------------------------------------------------------------------------------------------
Ethan Meyers            Registered Investment Companies*   8            $1,761,411,395     $  500,001-
(Westfield)                                                                                $1,000,000*
-------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles*  4            $  461,545,266
-------------------------------------------------------------------------------------------------------
                        Other Accounts*                    519          $5,531,422,833
-------------------------------------------------------------------------------------------------------
John Slavik             Registered Investment Companies*   8            $1,761,411,395     $  500,001-
(Westfield)                                                                                $1,000,000*
-------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles*  4            $  461,545,266
-------------------------------------------------------------------------------------------------------
                        Other Accounts*                    519          $5,531,422,833
-------------------------------------------------------------------------------------------------------
Scott Emerman           Registered Investment Companies*   8            $1,761,411,395     $  500,001-
(Westfield)                                                                                $1,000,000*
-------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles*  4            $  461,545,266
-------------------------------------------------------------------------------------------------------
                        Other Accounts*                    519          $5,531,422,833
-------------------------------------------------------------------------------------------------------

* Represents accounts managed/ownership by Westfield management team. The Westfield management team consists of 11 members. The 5 members of the management team that have the most significant responsibilities are listed on the chart.

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE (TCW). Mr. Galluccio and Ms. Suvall co-manage 1 pooled investment vehicle and 7 other accounts where the advisory fee is based on the performance of the account. The total assets in the pooled investment vehicle are $8,163,781 and the total assets in the other accounts are $259,845,790.

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE (WESTFIELD). Mr. Muggia is the portfolio manager for four pooled investment vehicles (limited partnerships) where the advisory fee is based on the performance of the account. The Westfield management team is the portfolio manager for 11 other accounts (separately managed accounts) where the advisory fee is based on the performance of the account. The total assets in the limited partnerships are $461,545,266 and the total assets in the separately managed accounts are $704,775,061.

COMPENSATION STRUCTURE (TCW). Mr. Galluccio and Ms. Suvall are paid a base salary and fee sharing based compensation (fee sharing). Fee sharing generally represents most of the portfolio managers' total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy area for which the managers are responsible. Fee sharing applies to all TCW accounts and is paid quarterly.

In some cases, the fee sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Fund. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Fee sharing for portfolio managers may be determined on a gross basis, without the deduction of expenses. In other cases, fee sharing revenues are allocated to a pool and fee sharing compensation is paid out after the deduction of group expenses. Fee sharing revenues added to a pool will include those from the products managed by the portfolio manager, but may include those of products managed by other portfolio managers in the group. The fee sharing percentage used to compensate the portfolio managers for management of the Fund is the same as that used to compensate them for all other TCW client accounts they manage. In general, portfolio managers do not receive discretionary bonuses.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers' fee sharing compensation will apply to such performance fees. The fee sharing percentage in the case of performance fees is generally the same as it is for the fee sharing compensation applicable to the Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the fee sharing percentage may be higher.

Portfolio managers also participate in deferred compensation programs, the amount of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones. In addition, certain portfolio managers participate or are eligible to participate in stock option or stock appreciation plans of TCW and/or TCW's parent, Societe Generale. Certain portfolio managers participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Some portfolio managers are stockholders of the parent company of TCW as well.

COMPENSATION STRUCTURE (WESTFIELD). Mr. Muggia and Mr. Bauernfeind are paid a fixed salary and are eligible to receive an annual bonus that is paid after year-end. The bonus is based on the overall financial performance of Westfield and can vary depending on the company's results. Additionally, as manager of four limited partnerships, Mr. Muggia is also entitled to receive a portion of the performance fees earned on the partnerships, if any. Mr. Muggia is also given discretion to award a portion of any performance based fees earned by Westfield's managed limited partnerships to any member of Westfield. Messrs. Meyers, Slavik and Emerman receive a fixed salary and are eligible to receive an annual bonus. The bonus is based on the team member's overall performance as well as the financial performance of the company. Specific performance criteria include the quantity and quality of recommendations submitted to the investment committee, as well as attitude, teamwork, communication and motivation. Individual performance attribution is also reviewed. All portfolio managers are eligible to participate in the Boston Private Financial Holdings Deferred Compensation Plan and the Boston Private Financial Holdings 401(k) Profit Sharing Plan offered by the parent company. All portfolio managers are eligible to receive stock option awards from Boston Private Financial Holdings. The stock option awards are determined by the CEO of Boston Private Financial Holdings based on factors such as Westfield's overall contribution to the holding company. The aggregate amount is then distributed to various senior level Westfield employees at the discretion of Mr. Bauernfeind.

CONFLICTS OF INTEREST (TCW). Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account.

CONFLICTS OF INTEREST (WESTFIELD). A conflict of interest can arise between those portfolios that Mr. Muggia manages that incorporate a performance fee with a base advisory fee and the Emerging Growth Fund. From time to time, the same securities may be recommended for both types of accounts.

THIRD AVENUE VALUE FUND- THIRD AVENUE MANAGEMENT LLC

                                                        Other Accounts Managed
-------------------------------------------------------------------------------------------------------------
Portfolio Manager                                          Number         Total Assets          Beneficial
                                                           of             In Accounts           Ownership in
                                                           Accounts                             Fund
-------------------------------------------------------------------------------------------------------------
Curtis Jensen           Registered Investment Companies    2              $1,775,551,578        None
-------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
-------------------------------------------------------------------------------------------------------------
                        Other Accounts                     0              $0
-------------------------------------------------------------------------------------------------------------
Ian Lapey               Registered Investment Companies    4              $1,515,001,260        None
-------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   2              $   34,104,118
-------------------------------------------------------------------------------------------------------------
                        Other Accounts                     0              $0
-------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE. Each portfolio manager receives a fixed base salary and a cash bonus payable each year. The bonus is determined in the discretion of senior management of Third Avenue and is based on a qualitative analysis of several factors, including the profitability of Third Avenue and the contribution of the portfolio manager. A portion of the bonus is deferred, pursuant to the Third Avenue deferred compensation plan.

ENHANCED DIVIDEND 30 FUND - TODD INVESTMENT ADVISORS, INC.



                                                Other Accounts Managed
---------------------------------------------------------------------------------------------------------------
Portfolio Manager                                          Number of      Total                 Beneficial
                                                           Accounts       Assets In             Ownership
                                                                          Accounts              In Fund
---------------------------------------------------------------------------------------------------------------
Curtiss Scott           Registered Investment Companies    5              $21,306,519           None
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------
Robert                  Registered Investment Companies    5              $21,306,519           None
Bordogna
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------
Bosworth Todd           Registered Investment Companies    5              $21,306,519           None
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------
John White              Registered Investment Companies    5              $21,306,519           None
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE. Each portfolio manager is provided a base salary and short-term bonus arrangement. Since all portfolios are managed by an investment team, it is the team, rather than the individual portfolio manager, that gets rewarded from the short-term bonus pool. The specific compensation a portfolio manager receives from the short-term bonus pool is based primarily on the firm's profitability and secondarily on how each individual contributes to the organization. Todd's parent also has long-term deferred compensation arrangement that provides significant additional incentives for key professionals to remain within the organization.

GROWTH & INCOME FUND - DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

                                                Other Accounts Managed
----------------------------------------------------------------------------------------------------------------
Portfolio Manager                                           Number         Total Assets         Beneficial
                                                            of             In Accounts          Ownership in Fund
                                                            Accounts
----------------------------------------------------------------------------------------------------------------
Tom Sassi               Registered Investment Companies                    $
----------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles
----------------------------------------------------------------------------------------------------------------
                        Other Accounts
----------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE. Mr. Sassi is paid (i) a base salary that is linked to his job function, responsibilities and financial services industry peer comparison and (ii) variable compensation that is linked to investment performance, individual contributions to the team and Scudder Investments' and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that includes a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, DIMA uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, DIMA considers a number of quantitative and qualitative factors such as:

      o Scudder Investments' performance and the performance of Deutsche Asset Management;

      o Quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

      o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, DIMA assesses compliance, risk management and teamwork skills.

      o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of DIMA, are part of a discretionary component that gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, DIMA analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

CONFLICTS OF INTEREST. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

      o Certain investments may be appropriate for the Fund and also for other clients advised by DIMA, including other client accounts managed by the Fund's portfolio manager. The investment results achieved for the Fund may differ from the results achieved for other clients of DIMA. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.

      o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. DIMA attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

      o In some cases, an apparent conflict may arise where DIMA has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages.

DIMA is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, DIMA is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of DIMA's advisory clients.

BALANCED FUND- OPCAP ADVISORS LLC

                                                    Other Accounts Managed
------------------------------------------------------------------------------------------------------------------
Portfolio Manager                                          Number         Total Assets          Beneficial
                                                           of             In Accounts           Ownership in Fund
                                                           Accounts
------------------------------------------------------------------------------------------------------------------
Matthew Greenwald       Registered Investment Companies    3              $176,944,475          None
------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   2              $ 55,281,369
------------------------------------------------------------------------------------------------------------------
                        Other Accounts                     23             $847,166,070
------------------------------------------------------------------------------------------------------------------
Lois Roman              Registered Investment Companies    0              $0                    None
------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
------------------------------------------------------------------------------------------------------------------
                        Other Accounts                     2              $  4,762,333
------------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE. Mr. Greenwald and Ms. Roman's compensation consists of a base salary that intends to be competitive in light of the manager's experience and responsibilities. The firm's management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager shares in a bonus pool that links pay to two core elements: quantitatively measured investment results and firm profitability. At the start of the year, each portfolio manager receives an allocated target percentage of the pool. The initial target allocation is a measure of past performance, current job accountability and expectation, and competitive market practice. At year-end the firm's Chief Executive Officer and Chief Investment Officer determine the size of the pool based on overall investment results, firm profitability, asset flows and external market compensation levels. Each portfolio manager participates in the Allianz Equity Incentive Plan that awards shares in a substantial pool of funds. The value of the pool is determined by the cumulative revenue growth of Oppenheimer Capital over rolling three-year periods. Shares in the pool vest three years after they are awarded, if the manager remains at the firm. Each portfolio manager is also eligible to participate in a non-qualified deferred compensation plans that affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the plan.

CONFLICTS OF INTEREST. Oppenheimer Capital's Trade Allocation Policy is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements. Accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

EAGLE CAPITAL APPRECIATION FUND - EAGLE ASSET MANAGEMENT, INC.

                                                       Other Accounts Managed
-------------------------------------------------------------------------------------------------------------------
Portfolio Manager                                          Number         Total Assets          Beneficial
                                                           of             In Accounts           Ownership in Fund
                                                           Accounts
-------------------------------------------------------------------------------------------------------------------
Richard Skeppstrom      Registered Investment Companies    2              $  374,007,667        None
-------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
-------------------------------------------------------------------------------------------------------------------
                        Other Accounts                     5,910          $1,577,601,826
-------------------------------------------------------------------------------------------------------------------
E. Craig Dauer          Registered Investment Companies    2              $  374,007,667        None
-------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
-------------------------------------------------------------------------------------------------------------------
                        Other Accounts                     5,910          $1,577,601,826
-------------------------------------------------------------------------------------------------------------------
John Jordan             Registered Investment Companies    2              $374,007,667          None
-------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
-------------------------------------------------------------------------------------------------------------------
                        Other Accounts                     5,910          None
-------------------------------------------------------------------------------------------------------------------
Robert Marshall         Registered Investment Companies    2              $374,007,667          None
-------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
-------------------------------------------------------------------------------------------------------------------
                        Other Accounts                     5,910          $1,577,601,826
-------------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE. All portfolio managers receive a base salary and participate in a revenue-sharing program. They also participate in a non-qualified stock option program that vests at the end of the seventh year following their employment dates. All portfolio managers also receive benefits from the parent company, including a 401(k) plan, profit sharing plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

VALUE PLUS FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.

                                                                 Other Accounts Managed
-------------------------------------------------------------------------------------------------------------------
Portfolio Manager                                          Number         Total Assets          Beneficial
                                                           of             In Accounts           Ownership in Fund
                                                           Accounts
-------------------------------------------------------------------------------------------------------------------
John Holden             Registered Investment Companies    1              $   81,600,000        $1-$10,000
-------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              0
-------------------------------------------------------------------------------------------------------------------
                        Other Accounts                     49             $1,021,220,985
-------------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE- All portfolio managers receive a base salary and performance bonuses. Bonuses are based on the overall performance of Fort Washington as well as the level of assets in the manager's asset category. Bonuses for senior managers (John Holden, Brendan White, Timothy Policinski and John Goetz) are based on overall firm performance. Bonuses for junior managers (Daniel Carter and Jay Devine) are based on the performance of their managed asset category. Each portfolio manager is granted long-term deferred compensation that is tied to the performance of his portfolio and is vested. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the President and approved by the Board of Directors.

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. Mr. Holden manages one other account where the advisory fee is based on the performance of the account. The total assets in this account are $5,800,000.

HIGH YIELD FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.

                                                     Other Accounts Managed
--------------------------------------------------------------------------------------------------------------------
Portfolio Manager                                          Number         Total Assets          Beneficial
                                                           of             In Accounts           Ownership in Fund
                                                           Accounts
--------------------------------------------------------------------------------------------------------------------
Brendan White           Registered Investment Companies    1              $ 94,000,000          $1-$10,000
--------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   1              $120,000,000
--------------------------------------------------------------------------------------------------------------------
                        Other Accounts                     10             $1.9 billion
--------------------------------------------------------------------------------------------------------------------

COMPENSATION. See description under "Value Plus Fund."

CORE BOND FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.

                                                    Other Accounts Managed
--------------------------------------------------------------------------------------------------------------------
Portfolio Manager                                          Number of      Total Assets          Beneficial
                                                           Accounts       In Accounts           Ownership in Fund
--------------------------------------------------------------------------------------------------------------------
Timothy Policinski      Registered Investment Companies    1              $   61,731,135        None
--------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
--------------------------------------------------------------------------------------------------------------------
                        Other Accounts                     45             $1,616,394,128
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Daniel Carter           Registered Investment Companies    1              $   61,731,135        None
----------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
----------------------------------------------------------------------------------------------------------------
                        Other Accounts                     45             $1,616,394,128
----------------------------------------------------------------------------------------------------------------

COMPENSATION. See description under "Value Plus Fund."

MONEY MARKET FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.

                                                    Other Accounts Managed
-------------------------------------------------------------------------------------------------------------
Portfolio Manager                                          Number         Total Assets          Beneficial
                                                           of             In Accounts           Ownership in
                                                           Accounts                             Fund
-------------------------------------------------------------------------------------------------------------
John Goetz              Registered Investment Companies    8              $794,557,825          None
-------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
-------------------------------------------------------------------------------------------------------------
                        Other Accounts                     14             $856,558,805
-------------------------------------------------------------------------------------------------------------
Jay Devine              Registered Investment Companies    8              $794,557,825          None
-------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
-------------------------------------------------------------------------------------------------------------
                        Other Accounts                     14             $856,558,805
-------------------------------------------------------------------------------------------------------------

COMPENSATION. See description under "Value Plus Fund."


CONSERVATIVE ETF FUND - TODD INVESTMENT ADVISORS, INC.

                                                        Other Accounts Managed
---------------------------------------------------------------------------------------------------------------
Portfolio Manager                                          Number of      Total                 Beneficial
                                                           Accounts       Assets In             Ownership
                                                                          Accounts              In Fund
---------------------------------------------------------------------------------------------------------------
Curtiss Scott           Registered Investment Companies    5              $50,366,812           None
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------
Robert                  Registered Investment Companies    5              $50,366,812           None
Bordogna
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------
Bosworth Todd           Registered Investment Companies    5              $50,366,812           None
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
John White              Registered Investment Companies    5              $50,366,812           None
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE.  See description under "Enhanced Dividend 30 Fund."

MODERATE ETF FUND - TODD INVESTMENT ADVISORS, INC.

                                                        Other Accounts Managed
---------------------------------------------------------------------------------------------------------------
Portfolio Manager                                          Number of      Total                 Beneficial
                                                           Accounts       Assets In             Ownership
                                                                          Accounts              In Fund
---------------------------------------------------------------------------------------------------------------
Curtiss Scott           Registered Investment Companies    5              $48,727,157           None
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------
Robert                  Registered Investment Companies    5              $48,727,157           None
Bordogna
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------
Bosworth Todd           Registered Investment Companies    5              $48,727,157           None
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------
John White              Registered Investment Companies    5              $48,727,157           None
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE.  See description under "Enhanced Dividend 30 Fund."

AGGRESSIVE ETF FUND - TODD INVESTMENT ADVISORS, INC.

                                                        Other Accounts Managed
---------------------------------------------------------------------------------------------------------------
Portfolio Manager                                          Number of      Total                 Beneficial
                                                           Accounts       Assets In             Ownership
                                                                          Accounts              In Fund
---------------------------------------------------------------------------------------------------------------
Curtiss Scott           Registered Investment Companies    5              $46,978,995           None
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Robert                  Registered Investment Companies    5              $46,978,995           None
Bordogna
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------
Bosworth Todd           Registered Investment Companies    5              $46,978,995           None
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------
John White              Registered Investment Companies    5              $46,978,995           None
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE.  See description under "Enhanced Dividend 30 Fund."

ENHANCED ETF FUND - TODD INVESTMENT ADVISORS, INC.

                                                        Other Accounts Managed
---------------------------------------------------------------------------------------------------------------
Portfolio Manager                                          Number of      Total                 Beneficial
                                                           Accounts       Assets In             Ownership
                                                                          Accounts              In Fund
---------------------------------------------------------------------------------------------------------------
Curtiss Scott           Registered Investment Companies    5              $50,084,391           None
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------
Robert                  Registered Investment Companies    5              $50,084,391           None
Bordogna
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------
Bosworth Todd           Registered Investment Companies    5              $50,084,391           None
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------
John White              Registered Investment Companies    5              $50,084,391           None
---------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles   0              $0
---------------------------------------------------------------------------------------------------------------
                        Other Accounts                     70             $2.2 billion
---------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE.  See description under "Enhanced Dividend 30 Fund."

                                 THE DISTRIBUTOR

      Touchstone Securities, Inc. ("Touchstone Securities"), 221 East Fourth Street, Cincinnati, Ohio 45202, is the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds under the terms of a Distribution Agreement. Touchstone Securities is an affiliate of the Advisor by reason of common ownership. Touchstone Securities is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. Touchstone Securities receives no compensation under the Distribution Agreement.

      Ms. McGruder may be deemed to be an affiliate of Touchstone Securities because of her position as a Director of the Advisor and Touchstone Securities. Mr. Barrett may be deemed to be an affiliate of Touchstone Securities because of his position as President and Chairman of Western-Southern Life Assurance Company and The Western and Southern Life Insurance Company, parent companies of Touchstone Securities. Mr. Lindholm may be deemed to be an affiliate of Touchstone Securities because of his position as President and CEO of Integrity Life Insurance Company and National Integrity Life Insurance Company, wholly-owned subsidiaries of Western & Southern Life Insurance Company. Ms. McGruder, Mr. Barrett and Mr. Lindholm, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to Touchstone.

      The Money Market Fund's Service Class Shares may compensate dealers, including Touchstone Securities and its affiliates, based on the average balance of all accounts in Service Class Shares of the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plan" below.

                                DISTRIBUTION PLAN


      SERVICE CLASS SHARES. The Trust has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Money Market Fund that permits its Service Class shares to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with Touchstone. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the average daily net assets of Service Class shares. For the fiscal year ended December 31, 2004 Service Class shares paid $97,800 in distribution related expenses. All payments were to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.


      GENERAL INFORMATION -- Agreements implementing the Plan (the "Implementation Agreements"), including agreements with dealers where such dealers agree for a fee to act as agents for the sale of the Money Market Fund's Service Class shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plan, in which case the Advisor pays the additional fees.

      The continuance of the Plan and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Service Class shares of the Money Market Fund. In the event the Plan is terminated in accordance with its terms, Service Class shares will not be required to make any payments for expenses incurred by Touchstone Securities after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Service Class shares of the Fund on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan may not be amended to materially increase the amount spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

      In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of the Independent Trustees will be at the discretion of the existing Independent Trustees during such period.

      John F. Barrett, Jill T. McGruder and John R. Lindholm, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plan and the Implementation Agreements.

                               PORTFOLIO TURNOVER

      A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. High turnover may also increase the amount of brokerage commissions. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate. A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover. The Sub-Advisor intends to hold securities of the Money Market Fund to maturity and limit portfolio turnover to the extent possible. The High Yield Fund does not intend to purchase securities for short term trading, however, a security may be sold in anticipation of market decline, or purchased in anticipation of a market rise and later sold. Securities in the High Yield Fund will be purchased and sold in response to the Sub-Advisor's evaluation of an issuer's ability to meet its debt obligations in the future. A security may be sold and another purchased, when, in the opinion of the Sub-Advisor, a favorable yield spread exists between specific issues or different market sectors.

      The higher turnover by the Enhanced Dividend 30 Fund during the 12-31-03 fiscal year is due to restructuring of the portfolio in response to changes in the Fund's investment strategies. The higher portfolio turnover by the Eagle Capital Appreciation Fund during the 12-31-03 fiscal period is due to changes in the sub-advisor during the period. The higher portfolio turnover by the High Yield Fund during the 12-31-03 fiscal year is due to high purchase and redemption activity in the Fund by a broker-dealer. The higher portfolio turnover by the Core Bond Fund during the 12-31-03 fiscal year is due to the Sub-Advisor's tactical allocation process among various sectors. The higher portfolio turnover by the Emerging Growth Fund during the 12-31-04 fiscal year is due to fluctuations in its asset levels.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio securities to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. No compensation will be received by the Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities. The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1)    A routine request made by a Sub-Advisor for a Fund that it manages;

      2) For use in preparing and distributing routine periodic reporting to market data agencies (Morningstar, Lipper, Bloomberg, Standard & Poor's and Thompson Financial);

      3) A request by executive officers of the Advisor for routine oversight and management purposes;

      4) For use in preparing and distributing routine shareholder reports, including disclosure to Ernst & Young LLP, (the Trust's public accounting firm), Chirp! Typesetting and Design, (typesetter) and Financial Graphic Services (printer).

      The Funds provide their full holdings to various market data agencies as of the end of a calendar month, within one to ten business days after month end. All other disclosures are made in accordance with the requests of the parties indicated above. Employees of Touchstone Investments and the Funds' Sub-Advisor that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis.

      The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, Touchstone, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

                          ADDITIONAL SERVICE PROVIDERS

      INTEGRATED FUND SERVICES, INC. ("INTEGRATED")

      Integrated, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as administrator, accounting agent and transfer agent and also provides compliance services to the Trust. Integrated is a wholly-owned indirect subsidiary of IFS Holdings, Inc., which is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. Integrated is an affiliate of the Advisor, certain Fund Sub-Advisors and Touchstone Securities by reason of common ownership. For its services as administrator and accounting agent, each Fund pays a monthly fee to Integrated based on its average daily net assets. Integrated waived all of its transfer agent fees during the fiscal year ended December 31, 2004.

      Prior to March 17, 2002, Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, served as administrator, fund accounting agent, custodian and transfer agent for the Trust. Prior to April 18, 2003, Integrity Life Insurance Company provided fund accounting services to the Baron Small Cap Fund, Third Avenue Value Fund and Eagle Capital Appreciation Fund. The fee paid for the services provided by Integrity was a unified fee, which included custody and accounting fees. The Funds incurred and paid the following administration fees for the periods indicated:

  ADMINISTRATION FEES                        For the Fiscal     For the Fiscal    For the Fiscal
                                              Period Ended        Year Ended        Year Ended
                                                12/31/04           12/31/03          12/31/02*
                                                --------           --------          ---------
  Emerging Growth Fund                          $24,207             $23,998          $ 22,684
  Enhanced Dividend 30 Fund                     $23,998             $23,998          $ 22,684
  Value Plus Fund                               $23,998             $23,998          $ 22,684
  Growth & Income Fund                          $23,998             $23,998          $ 22,684
  Balanced Fund                                 $23,998             $23,998          $ 22,684
  High Yield Fund                               $24,729             $27,996          $ 22,684
  Core Bond Fund                                $24,666             $26,696          $ 22,684
  Money Market Fund                             $58,433             $49,833          $ 22,684
  Conservative ETF Fund                         $11,031               --                --
  Moderate ETF Fund                             $11,031               --                --
  Aggressive ETF Fund                           $11,031               --                --
  Enhanced ETF Fund                             $11,031               --                --

                                               For the Fiscal    For the Six      For the Fiscal     For the
                                                 Year Ended      Months Ended      Year Ended       Year Ended
                                                  12/31/04         12/31/03         6/30/03**        6/30/02*
                                                  --------         --------         ---------        --------
 Baron Small Cap Fund                             $23,998            $10,065          $4,666         $ 49,673
 Third Avenue Value Fund                          $46,884            $18,000          $5,739         $117,078
 Eagle Capital Appreciation Fund                  $23,998            $11,597          $4,339         $ 71,148

*     Amounts include custody and fund accounting fees.
**    Prior to April 28, 2003, the Funds did not pay administration fees.

      The Funds incurred and paid the following accounting and pricing fees for the periods indicated.

  ACCOUNTING AND PRICING FEES         For the Fiscal       For the Fiscal For the Fiscal
                                       Period Ended        Year Ended       Year Ended
                                         12/31/04           12/31/03         12/31/02
                                         --------           --------         --------
  Emerging Growth Fund                    $16,147           $15,998           $15,122
  Enhanced Dividend 30 Fund               $15,998           $15,998           $15,123
  Value Plus Fund                         $15,998           $15,998           $15,123
  Growth & Income Fund                    $15,998           $15,998           $15,123
  Balanced Fund                           $15,998           $15,998           $15,123
  High Yield Fund                         $17,122           $17,999           $15,123
  Core Bond Fund                          $16,335           $17,900           $15,123
  Money Market Fund                       $39,260           $33,089           $15,123
  Conservative ETF Fund                   $ 7,354              --               --
  Moderate ETF Fund                       $ 7,354              --               --
  Aggressive ETF Fund                     $ 7,354              --               --
  Enhanced ETF Fund                       $ 7,354              --               --

                                      For the Fiscal      For the Six         For the         For the
                                        Year Ended        Months Ended      Year Ended      Year Ended
                                         12/31/04          12/31/03           6/30/03        6/30/02*
                                         --------          ---------          --------       --------
  Baron Small Cap Fund                    $15,998           $ 6,760           $3,111         $ 49,673
  Third Avenue Value Fund                 $31,238           $12,050           $3,761         $117,078
  Eagle Capital Appreciation Fund         $15,998           $ 7,730           $2,893         $ 71,148

*Amount includes custody and accounting fees.

COMPLIANCE SERVICE FEES

      Integrated provides compliance program development, implementation and administration services to the Trust pursuant to a Compliance Services Agreement entered into on October 5, 2004. For providing compliance services to the Trust, the Funds pay a one-time compliance program development and implementation fee plus an annual compliance administration fee. The Funds also pay other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement. Set forth below are the compliance service fees paid by the Funds during the period October 5, 2004 to December 31, 2004.

Baron Small Cap Fund                         $  783
Emerging Growth Fund                         $1,506
Third Avenue Value Fund                      $3,183
Eagle Capital Appreciation Fund              $1,296
Enhanced Dividend 30 Fund                    $1,081
Value Plus Fund                              $  772
Growth & Income Fund                         $1,286
Balanced Fund                                $1,214
High Yield Fund                              $1,672
Core Bond Fund                               $1,682
Money Market Fund                            $4,182
Conservative ETF Fund                        $   21
Moderate ETF Fund                            $   21
Aggressive ETF Fund                          $   19
Enhanced ETF Fund                            $   37


CUSTODIAN

      Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, provides custodial services for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

_____________________________________, serves as independent auditors to the
Trust, providing audit services, tax return review and assistance and consultation in connection with the review of filings with the SEC.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

      The Sub-Advisors are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, to the extent and in the manner permitted by applicable law. Purchases and sales of certain portfolio securities on behalf of a Fund are frequently placed by the Sub-Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

      The Sub-Advisors seek to evaluate the overall reasonableness of the brokerage commissions paid through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. In placing orders for the purchase and sale of securities for a Fund, the Sub-Advisors take into account such factors as price, commission (if any, negotiable in the case of national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker-dealer. The Sub-Advisors review on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

      The Sub-Advisors are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A Sub-Advisor may use this research information in managing a Fund's assets, as well as the assets of other clients.


         In order to reduce total operating expenses, the Funds may apply a portion of their brokerage commission dollars to offset custody expenses through a Commission Share Program offered by BBH. Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

      Although certain research, market and statistical information from brokers and dealers can be useful to a Fund and to the corresponding Sub-Advisor, it is the opinion of the management of the Funds that such information is only supplementary to the Sub-Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Sub-Advisor's staff. Such information may be useful to the Sub-Advisor in providing services to clients other than the Funds, and not all such information is used by the Sub-Advisor in connection with the Funds. Conversely, such information provided to the Sub-Advisor by brokers and dealers through whom other clients of the Sub-Advisor effect securities transactions may be useful to the Sub-Advisor in providing services to the Funds.

      In certain instances there may be securities that are suitable for a Fund as well as for one or more of the respective Sub-Advisor's other clients. Investment decisions for a Fund and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.


COMMISSIONS

The Funds paid the following brokerage commissions for the periods indicated:

                                           For the      For the      For the
                                           Period         Year         Year
                                            Ended        Ended        Ended
                                          12/31/04      12/31/03     12/31/02
                                        ----------------------------------------
Emerging Growth Fund                    $169,656        $113,871        $ 82,261
Enhanced Dividend 30 Fund               $ 19,122        $ 15,462        $  9,315
Value Plus Fund                         $ 14,864        $ 58,910        $ 14,331
Growth & Income Fund                    $ 32,282        $ 42,052        $ 64,736
Balanced Fund                           $ 41,539        $ 37,161        $ 48,739
High Yield Fund                         $  5,180        $    457        $      0
Conservative ETF Fund                   $    486              --              --
Moderate ETF Fund                       $  1,280              --              --
Aggressive ETF Fund                     $  2,432              --              --
Enhanced ETF Fund                       $    381              --              --


During the December 31, 2003 fiscal year, the higher commissions paid by the Value Plus Fund were due to restructuring of the portfolio as a result of a reorganization and the higher commissions paid by the Enhanced Dividend 30 Fund were due to increased assets.

                                           For the      For the      For the      For the
                                            Year         Period        Year         Year
                                            Ended        Ended        Ended        Ended
                                          12/31/04      12/31/03     06/30/03     06/30/02
                                        -----------------------------------------------------
Baron Small Cap Fund                      $ 16,664      $ 15,005     $12,177      $19,291
Third Avenue Value Fund                   $111,671      $102,822     $ 48,624     $47,906
Eagle Capital Appreciation Fund           $ 26,377      $ 69,510     $27,831      $17,986

      During the fiscal period ended December 31, 2004, the amount of brokerage transactions and related commissions for the Funds directed to brokers due to research services provided were as follows:

                                               Brokerage             Brokerage
                                               Transactions          Commissions
                                               Directed to           from
                                               Research              Research
                                               --------              -----------
Emerging Growth Fund                           $ 7,893,327           $    11,441
Balanced Fund                                  $   645,266           $       771
Value Plus Fund                                $ 4,890,015           $     5,889
Growth & Income Fund                           $ 4,706,779           $     5,474
Enhanced Dividend 30 Fund                      $33,245,669           $    18,447
Conservative ETF Fund                          $   773,022           $       436
Moderate ETF Fund                              $ 2,172,713           $     1,280
Aggressive ETF Fund                            $ 3,868,805           $     2,432
Enhanced ETF Fund                              $   805,727           $       381

Baron Capital Inc. may be deemed to be an affiliate of the Baron Small Cap Fund because it is an affiliate of BAMCO, Inc., the sub-advisor for the Fund. M.J. Whitman LLC and M.J. Whitman OTC may be deemed to be affiliates of the Third Avenue Value Fund because they are affiliates of Third Avenue Management LLC, the sub-advisor for the Fund. Listed below is information about the brokerage commissions paid to these affiliated brokers during the fiscal year ended December 31, 2004.

                                                      Amount        Percentage of          Percentage of
                                                        of            Aggregate              Aggregate
Broker                  Fund                        Commissions    Commissions Paid     Transactions Effected
------                  ----                        -----------    ----------------     ---------------------
Baron Capital, Inc.     Baron Small Cap Fund         $   5,917          36%                    40%
M.J. Whitman            Third Avenue Value Fund      $  93,693          84%                    87%

      During the fiscal year ended December 31, 2004, the Funds acquired securities of the Trust's regular broker-dealers as follows:

                                                                                    Number of       Market Value
                                                                                    Shares at           at
Fund                                Broker-Dealer                                   12-31-04          12-31-04
-------------------------------------------------------------------------------------------------------------------
Balanced Fund                       Merrill Lynch & Co. Inc.                            5,900          352,643
                                    Bank of America Securities                          9,562          449,318
                                    Citigroup, Inc.                                    12,700          611,886
                                    JP Morgan Chase & Co.                               7,100          276,971
                                    Morgan Stanley Dean Witter Discover & Co.         575,000          587,550

Value Plus Fund                     Citigroup, Inc.                                    13,832          666,426
                                    Bank of America                                    10,780          506,552
                                    JP Morgan Chase & Co.                              14,694          573,212
                                    Lehman Brothers Holdings                            4,160          363,917

Growth & Income Fund                Bank of America                                    17,454          820,163
                                    Citigroup, Inc.                                    24,400        1,175,592
                                    Bear Stearns Companies                              4,600          470,626
                                    JP Morgan Chase & Co.                              24,400          951,844
                                    Merrill Lynch & Co.                                10,300          615,631
                                    Morgan Stanley Dean Witter Discover & Co.           5,500          305,360
                                    National City                                      15,100          567,005

Core Bond Fund                      Credit Suisse First Boston USA Inc.               515,000          512,319
                                    Morgan Stanley Dean Witter Discover & Co.         400,000          389,763
                                    Banc of America Commercial Mortgage               585,000          587,255

Enhanced Dividend 30 Fund           Citigroup, Inc.                                    15,200          732,336
                                    JP Morgan Chase & Co.                              15,200          592,952

Money Market Fund                   First Union Corp.                                 175,000          179,082
                                    JP Morgan Chase & Co.                             500,000          511,731
                                    First Union Corp.                                 225,000          231,869
                                    Salomon Smith Barney                              180,000          180,980
                                    Merrill Lynch & Co.                               102,000          104,009

Eagle Capital Appreciation Fund     Bank of America Corp.                              25,200        1,184,148

Third Avenue Value Fund             Instinet Group, Inc.                              217,200        1,309,716


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

OFFERING PRICE

      Shares of the Funds are offered at net asset value ("NAV") as defined in the Prospectus.

VALUATION OF SECURITIES

      The share price, ("NAV") of the Funds' shares is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in any Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the Funds' share price, see "Pricing of Fund Shares" in the Prospectus.

      Pursuant to Rule 2a-7 of the 1940 Act, the Money Market Fund values its portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the NAV of the Money Market Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Money Market Fund.

      Pursuant to Rule 2a-7, the Money Market Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of thirteen months or less and invest only in United States dollar-denominated securities determined by the Board of Trustees to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Fund will dispose of the security as soon as possible. The maturity of U.S. Government obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to be the period of time remaining until the next readjustment of the interest rate.

      The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Money Market Fund as computed for the purpose of sales and redemptions at $1 per share. The procedures include a review of the Fund's portfolio holdings by the Board of Trustees to determine whether the Fund's NAV calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a NAV per share by using available market quotations. The Board has also established procedures designed to ensure that the Money Market Fund complies with the quality requirements of Rule 2a-7.

      While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Fund may tend to be higher than a like computation made by the fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

         Portfolio securities held by the Core Bond Fund or the High Yield Fund for which market quotations are readily available are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by and under the general supervision of the Board of Trustees. The Funds may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Funds may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.


         The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

      The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

REDEMPTION IN KIND

      Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities a shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares or with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

PURCHASE IN KIND

      Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment objectives and is otherwise acceptable to the Sub-Advisor.

                           TAXATION OF THE FUNDS

      Each Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

      To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); or of two or more issuers that the Fund controls that are engaged in the same or similar trades or business or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

      As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. The Funds will not be subject to the 4% federal excise tax imposed on registered investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

      A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, 2004, the Funds had the following capital loss carryforwards for federal income tax purposes.

                                         Amount             Expiration Date
Balanced Fund                         $   971,810          December 31, 2010
Baron Small Cap Fund*                 $    88,373          December 31, 2006
                                           40,171          December 31, 2007
                                           39,274          December 31, 2009
                                          728,991          December 31, 2010
                                          392,508          December 31, 2011
Core Bond Fund                        $   229,038          December 31, 2008
                                               22          December 31, 2011
Eagle Capital Appreciation Fund*      $   102,386          December 31, 2008
                                        2,765,060          December 31, 2009
                                        9,414,121          December 31, 2010
Enhanced Dividend 30 Fund             $   210,997          December 31, 2007
                                          117,855          December 31, 2008
                                          220,188          December 31, 2009
                                          448,962          December 31, 2010
                                          460,149          December 31, 2011
Growth & Income Fund                  $   411,205          December 31, 2011
High Yield Fund                       $   357,539          December 31, 2007
                                        1,305,003          December 31, 2008
                                            6,124          December 31, 2009
                                          283,470          December 31, 2010
                                        1,376,648          December 31, 2011
Money Market Fund*                    $    35,009          December 31, 2006
                                           58,431          December 31, 2007
                                          104,616          December 31, 2008
                                          244,587          December 31, 2009
                                               28          December 31, 2010
                                          459,372          December 31, 2011
Third Avenue Value Fund*              $   610,865          December 31, 2009
                                        3,361,574          December 31, 2010
                                        2,191,678          December 31, 2011
Value Plus Fund*                      $   740,152          December 31, 2009
                                        3,973,380          December 31, 2010
                                        3,252,998          December 31, 2011

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

* A portion of these capital losses may be limited under tax regulations.

From November 1, 2004 to December 31, 2004, the Funds incurred the following net losses. The Funds intend to elect to defer these losses and treat them as arising on January 1, 2005.

                                                      Amount
                                                      ------
Balanced Fund                                        $  11,595
Core Bond Fund                                       $   1,427
Enhanced Dividend 30 Fund                            $ 109,517
Third Avenue Value Fund                              $ 156,355
Value Plus Fund                                      $  43,561


Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis.

FOREIGN TAXES

      Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each applicable Fund's assets to be invested in various countries will vary.

FOREIGN INCOME TAXES: Net income or capital gains earned by any Fund investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced tax rate or even a tax exemption on related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Funds' assets to be invested within various countries is not known. Plus, a Fund may elect to treat foreign income taxes as income taxes paid by its shareholders for U.S. federal income tax purposes, under U.S. federal income tax principals, if a Fund meets certain requirements. These requirements of a Fund include:

      o     qualification as a regulated investment company;

      o     satisfaction of certain distribution requirements; and

      o more than 50% of the value of that Fund's assets at the close of the taxable year must consist of stocks or securities of foreign corporations.

      If a Fund makes this election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders. The shareholders would then be allowed to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct it from their U.S. taxable income, if any. Shortly after any year for which it makes this election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.

      SPECIAL TAX CONSIDERATION: No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

DISTRIBUTIONS

      Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made at least annually. Because you do not own shares of the Funds directly, your tax situation is not likely to be affected by a Fund's distributions. The separate accounts, which issue your variable annuity contract or variable life policy, as the owner of the Funds' shares, may be affected. Each Fund's distributions may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Each Fund's distributions may be subject to federal income tax whether distributions are reinvested in Fund shares or received as cash.

FOREIGN WITHHOLDING TAXES

      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

BACKUP WITHHOLDING

      A Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

OTHER TAXATION

      The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

TAXATION OF VARIABLE CONTRACTS

      For a discussion of tax consequences of variable contracts, please refer to your insurance company's separate account prospectus.

      Variable contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59 1/2. Only the portion of a distribution attributable to income is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

      Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Department of the Treasury has issued regulations prescribing these diversification requirements. Each Fund intends to comply with these requirements. If a Fund failed to satisfy these requirements, a variable annuity or life insurance contract supported by an insurance company separate account invested in the Fund would not be treated as an annuity or life insurance for tax purposes and would no longer be eligible for tax deferral.

                             PERFORMANCE INFORMATION

      From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports, if accompanied by performance of your insurance company's corresponding insurance separate account. These performance figures are calculated in the following manner:

YIELD:

      Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

      Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements. For the 30-day period ended December 31, 2004, the Funds' yields were as follows:

Balanced Fund  16.32%      High Yield Fund  8.26%       Core Bond Fund   10.11%.

      Yield quotations on investments in the Money Market Fund may be provided on both a current and an effective (compounded) basis. Current yields are calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with a beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. Effective yields reflect daily compounding and are calculated as follows: Effective yield = (base period return + 1)365/7 -1. For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Money Market Fund does not normally recognize unrealized gains and losses under the amortized cost valuation method). The Money Market Fund 's current and effective yields for the seven days ended December 31, 2004 were 2.13% and 2.15%, respectively, for Institutional Shares and 1.87% and 1.89%, respectively, for Service Class Shares.

TOTAL RETURN:

      A Fund's standardized average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate non-standardized total return figures that represent aggregate (not annualized) performance over any period or year-by-year performance. Total returns do not reflect variable annuity contract or variable life policy fees or other expenses. If reflected returns would be lower.


Average Annual
Total Return as of                                                            Since     Inception
December 31, 2004                  One Year    Five Years     Ten Years     Inception      Date
-----------------                  --------    ----------     ---------     ---------      ----
Enhanced Dividend 30 Fund              5.08%        -1.62%          N/A        -0.41%       5/1/99
Value Plus Fund                       10.54%         1.36%          N/A         3.48%       5/1/98
Growth & Income Fund                  10.10%         5.74%          N/A         5.18%       1/1/99
Balanced Fund                          9.63%         6.99%        10.83%       10.89%     11/21/94
High Yield Fund                        9.55%         8.20%          N/A         5.61%       5/1/99
Core Bond Fund                         3.31%         6.33%          N/A         5.02%       1/1/99
Money Market Fund - Class I            1.35%          N/A           N/A         1.65%       5/1/01
Money Market Fund -Service             1.08%          N/A           N/A         0.93%      7/15/03
Baron Small Cap Fund                  27.82%         9.61%        10.65%        9.46%     12/14/92
Third Avenue Value Fund               25.93%        13.29%        16.46%       14.15%     12/14/92
Eagle Capital Appreciation            14.89%       -10.00%         8.17%        7.13%     12/08/92
Emerging Growth Fund                  12.06%        10.10%        15.86%       15.79%     11/21/94
Conservative ETF Fund                   N/A           N/A           N/A         5.22%      7/16/04
Moderate ETF Fund                       N/A           N/A           N/A         7.51%      7/16/04
Aggressive ETF Fund                     N/A           N/A           N/A         8.62%      7/16/04
Enhanced ETF Fund                       N/A           N/A           N/A        13.36%      7/16/04


The Funds may also advertise total return (a "nonstandardized quotation") that is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.


The total returns of the Funds as calculated in this manner since inception are as follows:

------------------------------------------------------------------------------------------------------------------
Period          Baron                       Third Avenue    Eagle Capital   Enhanced     Value Plus     Growth &
Ended           Small         Emerging      Value Fund(1)   Appreciation    Dividend     Fund5          Income
                Cap Fund(1)     Growth                      Fund(3)         30 Fund(4)                  Fund(6)
                               Fund(2)
------------------------------------------------------------------------------------------------------------------
12-31-95         21.11%         19.57%        45.65%          31.65%
------------------------------------------------------------------------------------------------------------------
12-31-96         18.54%         11.16%        24.51%          13.95%
------------------------------------------------------------------------------------------------------------------
12-31-97         25.08%         33.67%        30.42%          34.78%
------------------------------------------------------------------------------------------------------------------
12-31-98         -0.61%          3.28%        18.41%          35.65%
------------------------------------------------------------------------------------------------------------------
12-31-99         -2.57%         46.75%       -12.14%          35.51%                       15.02%
------------------------------------------------------------------------------------------------------------------
12-31-00          1.25%         29.62%        11.16%         -22.45%          -2.95%        2.64%         12.16%
------------------------------------------------------------------------------------------------------------------
12-31-01          6.60%         -2.62%        15.23%         -27.94%         -11.45%       -0.88%         -5.28%
------------------------------------------------------------------------------------------------------------------
12-31-02        -14.05%        -22.31%       -17.49%         -30.47%         -22.67%      -26.65%        -14.90%
------------------------------------------------------------------------------------------------------------------
12-31-03         33.43%         47.26%        40.19%          32.24%          32.00%       29.72%         32.84%
------------------------------------------------------------------------------------------------------------------
12-31-04         27.82%         12.06%        25.93%          14.89%           5.08%       10.54%         10.10%
------------------------------------------------------------------------------------------------------------------

1     Inception was December 14, 1992.
2     Inception was November 21, 1994.
3     Inception was December 8, 1992.
4     Inception was May 1, 1999.
5     Inception was May 1, 1998.
6     Inception was January 1, 1999.

--------------------------------------------------------------------------------------------------------------------
Period          Balanced        High        Core           Conservative    Moderate       Aggressive     Enhanced
Ended           Fund(1)         Yield       Bond           ETF Fund(4)     ETF Fund(4)    ETF Fund(4)    ETF Fund(4)
                                Fund(2)     Fund(3)
--------------------------------------------------------------------------------------------------------------------
12-31-95         24.56%
--------------------------------------------------------------------------------------------------------------------
12-31-96         16.78%
--------------------------------------------------------------------------------------------------------------------
12-31-97         18.61%
--------------------------------------------------------------------------------------------------------------------
12-31-98          5.44%
--------------------------------------------------------------------------------------------------------------------
12-31-99          9.62%
--------------------------------------------------------------------------------------------------------------------
12-31-00         12.71%        -0.68%         9.20%
--------------------------------------------------------------------------------------------------------------------
12-31-01          2.67%         6.93%         7.85%
--------------------------------------------------------------------------------------------------------------------
12-31-02         -9.09%         2.82%         7.93%
--------------------------------------------------------------------------------------------------------------------
12-31-03         21.57%         23.99%        3.49%
--------------------------------------------------------------------------------------------------------------------
12-31-04          9.63%         9.55%         3.31%
--------------------------------------------------------------------------------------------------------------------

1     Inception was November 21, 1994.
2     Inception was May 1, 1999.
3     Inception was January 1, 1999.
4     Inception was July 16, 2004.

A nonstandardized quotation may also indicate average annual compounded rates of return. The average annual compounded rates of return of the Funds for the periods ended December 31, 2004 are as follows:

Average Annual Compounded                                                       Since       Inception
Returns as of December 31, 2004    One Year     Five Years     Ten Years      Inception        Date
                                  -----------  ------------   -----------    -----------   -----------
Enhanced Dividend 30 Fund            5.08%        -7.82%            N/A        -2.30%         5/1/99
Value Plus Fund                     10.54%          7.00%           N/A         25.66%        5/1/98
Growth & Income Fund                10.10%         32.22%           N/A         35.38%        1/1/99
Balanced Fund                        9.63%         40.21%        179.59%       184.34%      11/21/94
High Yield Fund                      9.55%         48.32%           N/A         36.30%        5/1/99
Core Bond Fund                       3.31%         35.91%           N/A         34.16%        1/1/99
Money Market Fund - Class I          1.35%           N/A            N/A          6.17%        5/1/01
Money Market Fund -Service           1.08%           N/A            N/A          1.36%       7/15/03
Baron Small Cap Fund                27.82%         58.21%        175.09%       197.02%      12/14/92
Third Avenue Value Fund             25.93%         86.59%        359.13%       392.47%      12/14/92
Eagle Capital Appreciation          14.89%       -40.97%         119.41%       129.50%      12/08/92
Emerging Growth Fund                12.06%         61.82%        335.75%       340.11%      11/21/94
Conservative ETF Fund                  --             --             --          5.22%       7/19/04
Moderate ETF Fund                      --             --             --          7.51%       7/19/04
Aggressive ETF Fund                    --             --             --          8.62%       7/19/04
Enhanced ETF Fund                      --             --             --         13.36%       7/19/04



A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

      Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

      In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services, to the performance of various indices and investments for which reliable performance data is available. The performance figures of unmanaged indices may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The performance of the Funds may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include Asian Wall Street Journal, Barron's, Business Week, Changing Times, The Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, The New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, The Wall Street Journal and CDA/Weisenberger Investment Companies Services.


                              FINANCIAL STATEMENTS

      The financial statements for the Trust for the fiscal period ended December 31, 2004 are incorporated herein by reference from the current annual report to shareholders. A copy of the annual report will be provided, without charge, to each person receiving this SAI.

                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

      Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S BOND RATINGS

      Aaa. Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba. Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B. Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa. Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C. Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Unrated. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

      Should no rating be assigned, the reason may be one of the following:

      1.    An application for rating was not received or accepted.
      2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
      3.    There is a lack of essential data pertaining to the issue or issuer.
      4. The issue was privately placed, in which case the rating is not published in Moody's publications.

      Suspension or withdrawal may occur if new and material circumstances arise, the effect of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

      Note: Those bonds in the Aa, A, Baa, Ba and B groups that Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.

S&P's Bond Ratings

      AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from higher rated issues only in a small degree.

      A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

      BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

      BB, B, CCC, CC and C. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

      C1. The rating C1 is reserved for income bonds on which no interest is being paid.

      D. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      NR. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

S&P'S COMMERCIAL PAPER RATINGS

      A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

      Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                     TOUCHSTONE VARIABLE SERIES TRUST


                                     |_| Touchstone Baron Small Cap Fund
                                     |_| Touchstone Emerging Growth Fund
                                     |_| Touchstone Third Avenue Value Fund
                                     |_| Touchstone Eagle Capital Appreciation
                                           Fund
                                     |_| Touchstone Enhanced Dividend 30 Fund
                                     |_| Touchstone Value Plus Fund
                                     |_| Touchstone Growth & Income Fund
                                     |_| Touchstone Balanced Fund
                                     |_| Touchstone High Yield Fund
INVESTMENT ADVISOR                   |_| Touchstone Core Bond Fund
                                     |_| Touchstone Money Market Fund
Touchstone Advisors, Inc.            |_| Touchstone Conservative ETF Fund
221 East Fourth Street, Suite 300    |_| Touchstone Moderate ETF Fund
Cincinnati, Ohio 45202               |_| Touchstone Aggressive ETF Fund
                                     |_| Touchstone Enhanced ETF Fund
DISTRIBUTOR

Touchstone Securities, Inc.
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202

ADMINISTRATOR, FUND ACCOUNTING
AGENT AND TRANSFER AGENT

Integrated Fund Services, Inc.              Statement of Additional Information
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202                                 May 1, 2005

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

                                      PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS:

(a)(1)    Amended and Restated Declaration of Trust (13)

(b)(1)    By-Laws of the Trust.(13)

(c)       Inapplicable.

(d)(1)    Amended and Restated Investment Advisory Agreement.(6)

(d)(2) Amended and Restated Sub-Advisory Agreement with respect to Value Plus Fund (Ft. Washington).(7)

(d)(3) Sub-Advisory Agreement with respect to the Core Bond Fund (Ft. Washington).(7)

(d)(4) Amended and Restated Sub-Advisory Agreement with respect to Emerging Growth Fund (Westfield Capital Management).(7)

(d)(5) Sub-Advisory Agreement with respect to the High Yield Fund (Ft. Washington). (7)

(d)(6)    Sub-Advisory Agreement with respect to the Enhanced Dividend 30 Fund
          (Todd). (7)

(d)(7) Amendment to the Amended and Restated Investment Advisory Agreement adding the High Yield Fund, Small Cap Value Fund, and Enhanced 30 Fund.(7)

(d)(8) Amendment to the Amended and Restated Investment Advisory Agreement adding the Touchstone Growth/Value Fund, Touchstone Equity Fund and Touchstone Money Market Fund. (11)

(d)(9)    Sub-Advisory Agreement with respect to Balanced Fund (OpCaP).(9)

(d)(10) Sub-Advisory Agreement with respect to Emerging Growth Fund (Trust Company of the West). (10)

(d)(11) Form of Sub-Advisory Agreement with respect to Growth & Income Fund (Deutsche)(11)

(d)(12) Form of Sub-Advisory Agreement with respect to Baron Small Cap Fund (BAMCO, Inc.) (13)

(d)(13) Form of Sub-Advisory Agreement with respect to Third Avenue Value Fund (Third Avenue) (13)

(d)(14) Amendment to the Advisory Agreement adding breakpoints to the advisory fees. (13)

(d)(15) Amendment to the Advisory Agreement adding the Baron Small Cap Fund and reducing the Advisory fee paid by the Money Market Fund. (13)

(d)(16) Amendment to the Advisory Agreement adding the Conservative ETF Fund, Moderate ETF Fund, Aggressive ETF Fund and Enhanced ETF Fund is filed herewith.

(d)(17) Form of Sub-Advisory Agreement with respect to Money Market Fund (Ft. Washington). (14)

(d)(18) Form of Sub-Advisory Agreement with respect to Eagle Capital Appreciation Fund (Eagle). (15)

(d)(19) Sub-Advisory Agreement for the Conservative ETF Fund is filed herewith.

(d)(20) Sub-Advisory Agreement for the Moderate ETF Fund is filed herewith.

(d)(21) Sub-Advisory Agreement for the Aggressive ETF Fund is filed herewith.

(d)(22) Sub-Advisory Agreement for the Enhanced ETF Fund is filed herewith.

(e)       Form of Distribution Agreement. (13)

(f)       Trustee Deferred Compensation Plan.(10)

(g)(1)    Form of Custodian Agreement between Brown Brothers Harriman & Co.
          (BBH) and the Trust. (13)

(g)(2)    Form of Securities Lending Agreement with BBH. (16)

(h)(1)    Form of Restated and Amended Sponsor Agreement. (12)

(h)(2)    Amendment No. 1 to Restated and Amended Sponsor Agreement (15)

(h)(3)    Amendment No. 2 to Restated and Amended Sponsor Agreement. (15)

(h)(4) Amendment No. 3 to Restated and Amended Sponsor Agreement is filed herewith.

(h)(5) Amendment No. 4 to Restated and Amended Sponsor Agreement is filed herewith.

(h)(6) Amendment No. 5 to Restated and Amended Sponsor Agreement is filed herewith.

(h)(7)    Administration and Accounting Services Agreement (12)

(h)(8)    Form of Compliance Services Agreement is filed herewith.

(h)(9)    Allocation Agreement for allocation of fidelity bond coverage. (15)

(h)(10) Integrated Fund Services Anti-Money Laundering Program Service Agreement Addendum. (15)

(h)(11) Administration, Accounting Services And Transfer Agency Agreement dated December 31, 2002. (15)

(i)(1)    Opinion of counsel.(4)

(i)(2) Opinion of counsel regarding Growth & Income Fund and Bond Fund by Bingham Dana, LLP.(5)

(i)(3)    Opinion of counsel regarding Value Plus Fund by Bingham Dana, LLP.(5)

(i)(4) Opinion of counsel regarding the High Yield Fund, Small Cap Value Fund, and Enhanced 30 Fund by Bingham Dana, LLP.(7)

(j)       None.

(k)       Inapplicable.

(l)       Investment letter of initial shareholders.(4)

(m)       Plan of Distribution Pursuant to Rule 12b-1 for Service Class shares
          (14)

(n) Amended Rule 18f-3 Plan Adopted With Respect To The Multiple Class Distribution System Of Touchstone Securities. (15)

(o)       Inapplicable.

(p)(1)    Code of Ethics of Touchstone Variable Series Trust. (16)

(p)(2)    Code of Ethics of Touchstone Securities, Inc. is filed herewith.

(p)(3)    Code of Ethics of Touchstone Advisors, Inc. is filed herewith.

(p)(4)    Code of Ethics of Todd Investment Advisors, Inc. is filed herewith.

(p)(5) Code of Ethics of Westfield Capital Management Company, Inc.is filed herewith.

(p)(6) Code of Ethics of Fort Washington Investment Advisors, Inc. is filed herewith.

(p)(7)    Code of Ethics of OpCap Advisors (16)

(p)(8) Code of Ethics of TCW Investment Management Company is filed herewith.

(p)(9) Code of Ethics of Deutsche Investment Management, Inc. is filed herewith

(p)(10)   Code of Ethics of Eagle Asset Management, Inc. is filed herewith

(p)(11)   Code of Ethics of BAMCO, Inc. (16)

(p)(12)   Code of Ethics of Third Avenue Management LLC (16)

(q)(1)    Power of Attorney for John F. Barrett (13)

(q)(2)    Power of Attorney for J. Leland Brewster II (13)

(q)(3)    Power of Attorney for Robert E. Stautberg (13)

(q)(4)    Power of Attorney for H. Jerome Lerner (13)

(q)(5)    Power of Attorney for Phillip R. Cox (13)

(q)(6)    Power of Attorney for John P. Zanotti (13)

(q)(7)    Power of Attorney for Jill T. McGruder (13)

(q)(8)    Power of Attorney for John R. Lindholm (15)

(q)(9)    Power of Attorney for Richard L. Brennan is filed herewith.

(q)(10)   Power of Attorney for Donald Siekmann is filed herewith.

(1) Incorporated by reference from Post-Effective Amendment No. 2 to the Registration Statement as filed with the SEC via Edgar on April 29, 1996 (033-76566).

(2) Incorporated by reference from Post-Effective Amendment No. 3 to the Registration Statement as filed with the SEC via Edgar on February 28, 1997 (033-76566).

(3) Incorporated by reference from Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC via Edgar on February 13, 1998 (033-76566).

(4) Incorporated by reference from Post-Effective Amendment No. 7 to the Registration Statement as filed with the SEC via Edgar on July 30, 1998 (033-76566).

(5) Incorporated by reference from Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC via Edgar on December 31, 1998 (033-76566).

(6) Incorporated by reference from Post-Effective Amendment No. 10 to the Registration Statement as filed with the SEC via Edgar on February 12, 1999 (033-76566).

(7) Incorporated by reference from Post-Effective Amendment No. 11 as filed with the SEC via Edgar on April 30, 1999 (033-76566).

(8) Incorporated by reference from Post-Effective Amendment No. 12 as filed with the SEC via Edgar on April 28, 2000 (033-76566).

(9) Incorporated by reference from Post-Effective Amendment No. 13 as filed with the SEC via Edgar on February 15, 2001 (033-76566).

(10) Incorporated by reference from Post-Effective Amendment No. 14 as filed with the SEC via Edgar on April 27, 2001 (033-76566).

(11) Incorporated by reference from Post-Effective Amendment No. 15 as filed with the SEC via EDGAR on March 1, 2002 (033-76566).

(12) Incorporated by reference from Post-Effective Amendment No. 16 filed with the SEC via EDGAR May 1, 2002 (033-76566).

(13) Incorporated by reference from Post-Effective Amendment No. 17 filed with the SEC via Edgar on January 31, 2003 (033-76566).

(14) Incorporated by reference from Post-Effective Amendment No. 18 filed with the SEC via Edgar on April 28, 2003 (033-76566).

(15) Incorporated by reference from Post-Effective Amendment No. 19 filed with the SEC via Edgar on October 31, 2003 (033-76566).

(16) Incorporated by reference from Post-Effective Amendment N0. 20 filed with the SEC via EDGAR on April 430, 2004 (033-76566).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST.

Inapplicable.

ITEM 25.  INDEMNIFICATION.

Under Article V, Section 5.3 of the Trust's Declaration of Trust, (a) subject to the exceptions and limitations contained in paragraph (b) below: (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust, to the fullest extent permitted by law (including the 1940 Act) as currently in effect or as hereinafter amended, against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities. (b) No indemnification shall be provided hereunder to a Trustee or officer: (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
(iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph
(b)(i) or (b)(ii) above resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct: (A) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (B) by written opinion of independent legal counsel. (c) Subject to the provisions of the 1940 Act, the Trust may maintain insurance for the protection of the Trust Property, its present or former Shareholders, Trustees, officers, employees, independent contractors and agents in such amount as the Trustees shall deem adequate to cover possible tort liability (whether or not the Trust would have the power to indemnify such Persons against such liability), and such other insurance as the Trustees in their sole judgment shall deem advisable. (d) The rights of indemnification herein provided shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel other than Trustees and officers may be entitled by contract or otherwise under law. (e) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either: (I) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this
Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and
(ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending. As used in this Section 5.3, the term "independent legal counsel" means an attorney who is independent in all respects from the Trust and from the person or persons who seek indemnification hereunder and in any event means an attorney who has not been retained by or performed services for the Trust or any person to be so indemnified within the five years prior to the Initial request for indemnification pursuant hereto.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR AND SUB-ADVISORS.

A. TOUCHSTONE ADVISORS, INC. (the "Advisor") is a registered investment adviser that provides investment advisory services to the Funds. The Advisor also serves as the investment adviser to Touchstone Investment Trust, Touchstone Strategic Trust and Touchstone Tax Free Trust, registered investment companies.

The following list sets forth the business and other connections of the directors and executive officers of the Advisor. Unless otherwise noted, the address of the corporations listed below is 221 E. Fourth Street, Cincinnati, Ohio 45202.

               (1)  Jill T. McGruder, Director and Chief Executive Officer

                    (a) Senior Vice President and a Director of Fort Washington Brokerage Services, Inc., 400 Broadway, Cincinnati, Ohio, a broker-dealer.

                    (b) A Director of Capital Analysts Incorporated, 3 Radnor Corporate Center, Radnor, PA, an investment adviser and broker-dealer, IFS Fund Distributors, Inc., a broker-dealer, Touchstone Securities, Inc., a broker-dealer and Integrated Fund Services, Inc., a transfer agent.

                    (c) President, Chief Executive Officer and a Director of IFS Financial Services, Inc., a holding company.

                    (d) President and a Director of IFS Agency Services, Inc., an insurance agency, W&S Financial Group Distributors, Inc., an insurance agency and IFS Systems, Inc., an information systems provider, 400 Broadway, Cincinnati, Ohio.

                    (e) Senior Vice President of The Western-Southern Life Insurance Company, 400 Broadway, Cincinnati, Ohio, an insurance company.

                    (f) President and Trustee of Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust.

               (2)  James R. Grifo, President

                    (a)  President of Touchstone Securities, Inc.

                    (b) Managing Director, Deutsche Asset Management, 885 Third Avenue, New York, NY until 2001

               (3)  Patricia J. Wilson, Chief Compliance Officer

                    (a)  Chief Compliance Officer of Touchstone Securities, Inc.

               (4)  Donald J. Wuebbling, Director/Chief Legal Officer/Secretary

                    (a) Director of Touchstone Securities, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc. IFS Systems, Inc., Integrated Fund Services, Inc.,
                         IFS Holdings, Inc., Capital Analysts Incorporated, Integrity Life Insurance Company, 515 West Market Street, Louisville, KY 40202, National Integrity Life Insurance Company, 515 West Market Street, Louisville, KY 40202 and WestAd Inc., 400 Broadway, Cincinnati, OH 45202

                    (b) Vice President and General Counsel of The Western and Southern Life Insurance Company

                    (c) Senior Vice President and Director of Fort Washington Brokerage Services, Inc., a broker-dealer

                    (d) Senior Vice President and Secretary of Columbus Life Insurance Company, 400 East Fourth Street, Cincinnati, OH 45202

                    (e) Secretary and a Director of Eagle Realty Group, LLC, 421 East Fourth Street, Cincinnati, OH 45202, IFS Financial Services, Inc. and Fort Washington Investment Advisors, Inc., 420 E. Fourth Street, Cincinnati, OH 45202

                    (f) Assistant Secretary and a Director of Eagle Realty Investments, Inc., 421 East Fourth Street, Cincinnati, OH 45202

               (5)   Richard K. Taulbee, Vice President

                    (a)  Vice  President of IFS Financial  Services,  Inc.,
                         IFS Agency Services, Inc., W&S Financial Group Distributors, Inc., Touchstone Securities, Inc., Capital Analysts Incorporated, Eagle Realty Investments, Inc., Fort Washington Brokerage Services, Inc., IFS Fund Distributors, Inc., IFS Systems, Inc. and WestAd Inc.

                    (b) Assistant Treasurer of Fort Washington Investment Advisors, Inc.

               (6)  James J. Vance, Vice President & Treasurer

                    (a) Vice President & Treasurer of The Western and Southern Life Insurance Company, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc., IFS Systems, Inc., Touchstone Securities, Inc., Columbus Life Insurance Company, Eagle Realty Group, LLC, Eagle Realty Investments, Inc., Integrity Life Insurance Company, National Integrity Life Insurance Company and WestAd Inc.

                    (b)  Treasurer of Fort Washington Brokerage Services, Inc.

               (7)  Terrie A. Wiedenheft - Chief Financial Officer

                    (a) Senior Vice President, Chief Financial Officer and Treasurer of Integrated Fund Services, Inc., Fort Washington Brokerage Services, Inc. and IFS Fund Distributors, Inc.

                    (b) Chief Financial Officer of IFS Financial Services, Inc. and Touchstone Securities, Inc.

                    (c) Treasurer & Controller of Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust.

                    (d) Assistant Treasurer of Fort Washington Investment Advisors, Inc.

                (8)   James N. Clark - Director

                    (a) A Director of The Western and Southern Life Insurance
                        Company, Western-Southern Life Assurance Company, Western & Southern Financial Group, Inc., Columbus Life Insurance Company, Eagle Realty Group, LLC, Eagle Realty Investments, Inc., IFS Financial Services, Inc., IFS Agency Services, Inc., IFS Systems, Inc., Touchstone Securities, Inc. and W&S Financial Group Distributors, Inc.

                    (b) Director and Vice President of Capital Analysts
                        Incorporated

                    (c) Director and Secretary of WestAd Inc.

             (9) William A. Dent, Senior Vice President - Product Management and Marketing

                   (a) Marketing Director, Promontory Interfinancial Network,
                       1515 North Courthouse Road, Arlington, Virginia from 2002-2003.

                   (b) Senior Vice President, McDonald Investments, 800
                       Superior Avenue, Cleveland, OH from 1998-2001 and Managing Director of Key Asset Management, 800 Superior Avenue, Cleveland, OH, from 1991-1998.

 B. FORT WASHINGTON INVESTMENT ADVISORS, INC.("Ft. Washington") is a registered investment adviser that provides sub-advisory services to the Value Plus Fund, Core Bond Fund, High Yield Fund and Money Market Fund. The following list sets forth the business and other connections of the directors and executive officers of Ft. Washington.

              (1)  Maribeth S. Rahe, President and Director

                    (a) Director of Todd Investment Advisors, Inc., 3160
                        National City Tower, Louisville, KY 40202

                    (b) President of United States Trust Company of New York
                        until October 2003.

               (2) Nicholas P. Sargen, Senior Vice President, Chief Investment
                   Officer and Director

                    (a) Director of Todd Investment Advisors, Inc.

                    (b) Managing Director, Global Marketing Strategies of JP
                        Morgan Chase until April 2003

               (3) John F. Barrett, Chairman and Director

                   (a) President  and Chief  Executive  Officer of The Western
                       and Southern Life Insurance Company, Western-Southern Life Assurance Company and Western & Southern Financial Group

                   (b) Trustee of Touchstone Variable Series Trust, Touchstone
                       Investment Trust, Touchstone Tax-Free Trust and Touchstone Strategic Trust

                   (c) A Director and Chairman of Columbus Life Insurance
                       Company, Integrity Life Insurance Company and National Integrity Life Insurance Company

                   (d) A Director of Eagle Realty Group LLC, Eagle Realty
                       Investments, Inc., Integrated Fund Services, Inc. and IFS Holdings, Inc.

                   (e) Director, Chairman & CEO of WestAd, Inc.

                   (f) President and Trustee of Western & Southern Foundation

               (4) James J. Vance, Vice President & Treasurer

                    See biography above

               (5) Augustine A. Long,  Managing  Director - Marketing

               (6) John J. O'Connor, Vice President - Research

               (7) Michele Hawkins, Chief Compliance Officer

               (8) Donald J. Wuebbling - Secretary & Director
                     See biography above

               (9) Margaret C. Bell, Vice President -Sales and Client Services

               (10)Robert L. Walker, Director

                  (a) Director of Eagle Realty Group, LLC, Integrated Fund
                      Services, Inc., Integrity Life Insurance Company and National Integrity Life Insurance Company

               (11) Mark A. Frietch, Vice President

               (12) Terrie A. Wiedenheft, Assistant Treasurer
                       See biography above

C. BAMCO, INC. ("BAMCO") is a registered investment adviser providing advisory services to the Baron Small Cap Fund. The address of BAMCO is 767 Fifth Avenue, New York, New York 10153. The following are the directors and executive officers of BAMCO.

                (1) Ronald S. Baron - Chairman, CEO and CIO

                (2) Clifford Greenberg - Director and Senior Vice President

                (3) Linda Martinson - Director, Vice President, Secretary and
                    General Counsel

                (4) Susan Robbins - Director and Vice President

                (5) Mordecai Schaja - Director, President and Chief Operating
                    Officer

                (6) Peggy Wong - Chief Financial Officer and Treasurer

                (7) Gretta Heaney - Chief Compliance Officer

D. DEUTSCHE INVESTMENT MANAGEMENT INC. ("DIMA") is a registered investment adviser providing sub-advisory services to the Growth & Income Fund. The address of DIMA is 345 Park Avenue, New York, NY 10154. The following are the directors and executive officers of DIMA.

                 (1) William Shiebler - President, Chief Executive Officer &
                     Director

                 (2) Thomas Eggers - Executive Vice President

                 (3) Leo Grohowski - Executive Vice President

                 (4) Gloria Neuland - Executive Vice President

                 (5) Stephen Burke - Executive Vice President

                 (6) Phillip Gallo - Chief Compliance Officer

                 (7) Evelyn Tressitt - Director & Chief Operating Officer

                 (8) Allen Smith - Secretary and Chief Legal Officer

                 (9) William Gagliardi - Director, Chief Financial Officer &
                     Treasurer

E. OPCAP ADVISORS, INC. ("OpCap") is a registered investment adviser providing sub-advisory services to the Balanced Fund. The address of OpCap is Oppenheimer Tower, One World Financial Center, New York, NY 10281. The following are the directors and executive officers of OpCap.

                 (1) Frances Poli - Chief Legal Officer

                 (2) Colin Glinsman - Chief Investment Officer

                 (3) John Maney - Chief Financial Officer

                 (4) AnneMarie Mariano - Chief Compliance Officer

                 (5) Bruce Koepfgen - Chief Legal Officer

F. TCW INVESTMENT MANAGEMENT COMPANY ("TCW") is a registered investment adviser providing sub-advisory services to the Emerging Growth Fund. The address of TCW is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. The following are executive officers and directors of TCW:

               (1)  Charles M. Hazard - Director

               (2) Arthur J. Bauernfeind - Director, Chairman and Chief Executive Officer

               (3) William A. Muggia - Director, President and Chief Investment Officer

               (4)  Timothy L. Vaill - Director

               (5) Karen A. Digravio - Director, Chief Financial Officer, Chief Compliance Officer and Executive Vice President

G. WESTFIELD CAPITAL MANAGEMENT COMPANY, INC. ("Westfield") is a registered adviser providing sub-advisory services to the Emerging Growth Fund. The address of Westfield is One Financial Center, Boston, MA 02111. The following are the executive officers and directors of TCW:

               (1) Alvin R. Albe - Director, President and CEO

               (2) Thomas E. Larkin - Director and Vice Chairman

               (3) Marc I. Stern - Director and Chairman

               (4) William C. Sonneborn - Executive Vice President & Chief
                   Operating Officer

               (5) Michael E. Cahill - General Counsel & Secretary

               (6) David S. Devito - Chief Financial Officer

               (7) Hilary G. Lord - Chief Compliance Officer

               (8) Robert D. Beyer, Executive Vice President and Chief
                   Investment Officer

H. TODD INVESTMENT ADVISORS, INC. ("Todd") is a registered adviser providing sub-advisory services to the Enhanced Dividend 30 Fund, Conservative ETF Fund, Moderate ETF Fund, Aggressive ETF Fund and Enhanced ETF Fund. The address of Todd is 3160 National City Tower, Louisville, KY 40202. The following are officers and directors of Todd:

               (1)  Bosworth M. Todd - Chairman and Director

               (2) Robert P. Bordogna - President, Chief Executive Officer, Chief Investment Officer

               (3)  Maribeth S. Rahe - Director

               (4) Curtiss M. Scott, Jr. - Partner, Senior Equity Portfolio Manager

               (5)  Gayle S. Dorsey - Partner, Private Client Services

               (6)  Margaret C. Bell - Partner, Director of Marketing

               (7)  Jennifer J. Doss, Partner, Secretary/Treasurer

               (8)  John J. White, Partner, Director of Research

               (9)  John C. Feduchak, Director of Managed Account Programs

              (10)  Nicholas P. Sargen- Director

              (11) Christopher A. Bennett- Regional Director of Managed Account Programs

              (12)  Michele Hawkins - Chief Compliance Officer

I. THIRD AVENUE MANAGEMENT LLC ("Third Avenue") is a registered investment adviser providing sub-advisory services to the Third Avenue Value Fund. The address of Third Avenue is 767 Third Avenue, New York, NY 10107. The following are executive officers and directors of Third Avenue.

              (1) David Barse - President & Chief Executive Officer

              (2) Martin Whitman- Co-Chief Investment Officer

              (3) Willard Hall - Secretary, General Counsel & Chief Compliance
                  Officer

              (4) Curtis Jensen- Co-Chief Investment Officer

              (5) Vincent Dugan- Chief Financial Officer


J. EAGLE ASSET MANAGEMENT, INC. ("Eagle") is a registered investment adviser providing advisory services to the Eagle Capital Appreciation Fund. The address of Eagle is 880 Carillon Parkway, St. Petersburg, FL 33716.
The following are executive officers and directors of Eagle:

              (1) Richard Riess - Chief Executive Officer & Director

              (2) Stephen Hill - President & Chief Operating Officer

              (3) Richard Rossi - Executive Vice President

              (4) Thomas James - Chairman of the Board

              (5) Damian Sousa - Chief Compliance Officer

ITEM 27.  PRINCIPAL UNDERWRITERS.

(a) Touchstone Securities, Inc. also acts as underwriter for Touchstone Strategic Trust, Touchstone Investment Trust and Touchstone Tax Free Trust. Unless otherwise noted, the address of the persons named below is 221 East Fourth Street, Cincinnati, Ohio 45202.

    *The address is 420 East Fourth Street, Cincinnati, OH 45202
   **The address is 400 Broadway, Cincinnati, OH 45202


                                           POSITION            POSITION
                                           WITH                WITH
(b)                  NAME                  UNDERWRITER         REGISTRANT
                    -----                  -----------         ----------
                    James H. Grifo         President           Vice President

                    Jill T. McGruder       Director            President/Trustee

                    James N. Clark*        Director            None

                    Patricia J. Wilson     Chief Compliance    None
                                           Officer

                    Richard K. Taulbee*    Vice President      None

                    James J. Vance*        Vice President &    None
                                           Treasurer

                    Edward S. Heenan**     Controller/Director None

                    Robert F. Morand**     Secretary           None

                    Terrie A. Wiedenheft   Chief Financial     Controller/
                                           Officer             Treasurer

                    Donald J. Wuebbling    Director            None

(c)  None

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

Touchstone Variable Series Trust
221 East Fourth Street
Cincinnati, OH 45202

Touchstone Advisors, Inc.
221 East Fourth Street
Cincinnati, OH 45202
(investment advisor)

Integrated Fund Services, Inc.
221 East Fourth Street,  Suite 300
Cincinnati, OH 45202
(administrator, fund accounting agent and transfer agent)

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
(custodian)

ITEM 29.  MANAGEMENT SERVICES.

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati, Ohio on March 2, 2005.

                                             TOUCHSTONE VARIABLE SERIES TRUST

                                             By: /s/ Jill T. McGruder
                                                 ----------------------
                                                 President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on March 2, 2005.

SIGNATURE                           TITLE

* John F. Barrett                   Trustee

* Phillip R. Cox                    Trustee

* H. Jerome Lerner                  Trustee

* J. Leland Brewster II             Trustee

* Robert E. Stautberg               Trustee

* John P. Zanotti                   Trustee

* John R. Lindholm                  Trustee

* Donald C. Siekmann                Trustee

* Richard L. Brenan                 Trustee


/s/ Jill T. McGruder                President and Trustee
-----------------------------
Jill T. McGruder

/s/ Terrie A. Wiedenheft            Treasurer
------------------------------
Terrie A. Wiedenheft


/s/ Tina H. Bloom
-----------------------
Tina H. Bloom
*Attorney-in-Fact
March 2, 2005

EXHIBIT INDEX

1.  Amendment to Investment Advisory Agreement

2. Sub-Advisory Agreement with Todd Investment Advisors, Inc. for the Conservative ETF Fund

3. Sub-Advisory Agreement with Todd Investment Advisors, Inc. for the Moderate ETF Fund

4. Sub-Advisory Agreement with Todd Investment Advisors, Inc. for the Aggressive ETF Fund

5. Sub-Advisory Agreement with Todd Investment Advisors, Inc. for the Enhanced ETF Fund

6.  Amendment No. 3 to Sponsor Agreement

7.  Amendment No. 4 to Sponsor Agreement

8.  Amendment No. 5 to Sponsor Agreement

9.  Form of Compliance Services Agreement

10. Code of Ethics for Touchstone Securities, Inc.

11. Code of Ethics for Touchstone Advisors, Inc.

12. Code of Ethics for Todd Investment Advisors, Inc.

13. Code of Ethics for Westfield Capital Management Company LLC

14. Code of Ethics for Fort Washington Investment Advisors, Inc.

15. Code of Ethics for TCW Investment Management Company

16. Code of Ethics for Deutsche Investment Management Inc.

17. Code of Ethics for Eagle Asset Management, Inc.

18. Power of Attorney for Richard Brennan

19. Power of Attorney for Donald Siekmann